-------------------------------------------------------------------------------




                 AGREEMENT AND PLAN OF MERGER AND SHARE EXCHANGE

                                      among

                     INTERNET BUSINESS'S INTERNATIONAL, INC.
                              a Nevada corporation,

                           RETURN ASSURED INCORPORATED
                             a Delaware corporation,

                                       and

                          IBUI ACQUISITION CORPORATION
                              a Nevada corporation


                           --------------------------


                                  JUNE 4, 2001




-------------------------------------------------------------------------------

                                TABLE OF CONTENTS

SECTION                                                                                                        PAGE
ARTICLE I             DEFINITIONS.................................................................................1

ARTICLE II            PLAN OF MERGER AND SHARE EXCHANGE...........................................................9

             2.1.     THE MERGER AND SHARE EXCHANGE...............................................................9
             2.2.     EFFECTIVE DATE..............................................................................9
             2.3.     CERTIFICATE OF INCORPORATION AND BYLAWS.....................................................9
             2.4.     DIRECTORS...................................................................................9
             2.5.     EXCHANGE OF SHARES..........................................................................9
             2.6.     APPOINTMENT OF EXCHANGE AGENT..............................................................10
             2.7.     CERTIFICATE EXCHANGE.......................................................................10
             2.8.     TRANSFERS..................................................................................11
             2.9.     TERMINATION OF EXCHANGE AGENT..............................................................12
             2.10.    OPTIONS AND WARRANTS.......................................................................12
             2.11.    [Intentionally Omitted]
             2.12.    MERGER SUBSIDIARY CAPITAL STOCK............................................................12
             2.13.    NO FURTHER TRANSFER OF SHARES..............................................................13

ARTICLE III           RESCISSION RIGHTS..........................................................................13
             3.1.     GENERAL....................................................................................13
             3.2.     RESCISSION RIGHTS OF RAI STOCKHOLDERS......................................................13
             3.3.     RESCISSION RIGHTS OF IBUI SHAREHOLDERS.....................................................13
             3.4.     APPLICABLE PROVISIONS TO ARTICLE III.......................................................13
             3.5.     MODIFICATION...............................................................................14

ARTICLE IV            THE CLOSING................................................................................14
             4.1.     THE CLOSING................................................................................14

ARTICLE V             REPRESENTATIONS AND WARRANTIES OF RAI......................................................14
             5.1.     CORPORATE..................................................................................14
             5.2.     AUTHORIZATION..............................................................................15
             5.3.     VALIDITY OF CONTEMPLATED TRANSACTIONS......................................................15
             5.4.     CAPITALIZATION AND STOCK OWNERSHIP.........................................................15
             5.5.     LISTING....................................................................................16
             5.6.     REGISTRATION STATEMENT/CONSENT SOLICITATION STATEMENT/PROSPECTUS...........................16
             5.7.     RAI SEC REPORTS; FINANCIAL STATEMENTS......................................................16
             5.8.     TAXES......................................................................................17
             5.9.     TITLE TO ASSETS AND RELATED MATTERS........................................................17
             5.10.    REAL PROPERTY..............................................................................18
             5.11.    SUBSIDIARIES...............................................................................18
             5.12.    LEGAL PROCEEDINGS; COMPLIANCE WITH LAW; GOVERNMENTAL PERMITS...............................18
             5.13.    CONTRACTS AND COMMITMENTS..................................................................19


             5.14.    EMPLOYEE RELATIONS.........................................................................19
             5.15.    ERISA......................................................................................19
             5.16.    PATENTS, TRADEMARKS, ETC...................................................................21
             5.17.    ABSENCE OF CERTAIN CHANGES.................................................................21
             5.18.    CORPORATE RECORDS..........................................................................22
             5.19.    FINDER'S FEES..............................................................................22
             5.20.    REORGANIZATION.............................................................................22
             5.21.    OWNERSHIP OF MERGER SUBSIDIARY; NO PRIOR ACTIVITIES........................................22

ARTICLE VI            REPRESENTATIONS AND WARRANTIES OF IBUI.....................................................22
             6.1.     CORPORATE..................................................................................22
             6.2.     AUTHORIZATION..............................................................................23
             6.3.     VALIDITY OF CONTEMPLATED TRANSACTIONS......................................................23
             6.4.     CAPITALIZATION AND STOCK OWNERSHIP.........................................................23
             6.5.     [Intentionally Omitted]
             6.6.     REGISTRATION STATEMENT/CONSENT SOLICITATION STATEMENT/PROSPECTUS...........................24
             6.7.     IBUI SEC REPORTS; FINANCIAL STATEMENTS.....................................................24
             6.8.     TAXES......................................................................................24
             6.9.     TITLE TO ASSETS AND RELATED MATTERS........................................................25
             6.10.    REAL PROPERTY..............................................................................25
             6.11.    SUBSIDIARIES...............................................................................26
             6.12.    LEGAL PROCEEDINGS; COMPLIANCE WITH LAW; GOVERNMENTAL PERMITS...............................26
             6.13.    CONTRACTS AND COMMITMENTS..................................................................26
             6.14.    INITIAL LISTING REQUIREMENT................................................................27
             6.15.    EMPLOYEE RELATIONS.........................................................................27
             6.16.    ERISA......................................................................................27
             6.17.    PATENTS, TRADEMARKS, ETC...................................................................28
             6.18.    ABSENCE OF CERTAIN CHANGES.................................................................29
             6.19.    CORPORATE RECORDS..........................................................................30
             6.20.    FINDER'S FEES..............................................................................30
             6.21.    REORGANIZATION.............................................................................30

ARTICLE VII           REGISTRATION STATEMENT AND CONSENT SOLICITATION STATEMENT..................................30
             7.1.     REGISTRATION STATEMENT AND CONSENT SOLICITATION STATEMENT..................................30
             7.2.     REGISTRATION EXPENSES......................................................................32
             7.3.     INDEMNIFICATION............................................................................32
             7.4.     RULE 144...................................................................................35

ARTICLE VIII          COVENANTS OF THE PARTIES...................................................................35
             8.1.     PROXY STATEMENT............................................................................35
             8.2.     NO SOLICITATION............................................................................35
             8.3.     NOTIFICATION OF CERTAIN MATTERS............................................................37



             8.4.     ACCESS TO INFORMATION......................................................................38
             8.5.     PUBLIC ANNOUNCEMENTS.......................................................................38
             8.6.     COOPERATION................................................................................38
             8.7.     REORGANIZATION.............................................................................39

ARTICLE IX            COVENANTS OF RAI...........................................................................39
             9.1.     OPERATION OF THE BUSINESS..................................................................39
             9.2.     RAI STOCKHOLDER MEETING....................................................................40
             9.3.     MAINTENANCE OF THE ASSETS..................................................................41
             9.4.     EMPLOYEES AND BUSINESS RELATIONS...........................................................41
             9.5.     CERTAIN TAX MATTERS........................................................................41
             9.6.     MAINTENANCE OF LISTING.....................................................................41
             9.7.     STATE ANTI-TAKEOVER LAW....................................................................41
             9.8.     REVERSE STOCK SPLIT........................................................................41

ARTICLE X             COVENANTS OF IBUI..........................................................................42
             10.1.    OPERATION OF THE BUSINESS..................................................................42
             10.2.    IBUI SHAREHOLDER MEETING...................................................................43
             10.3.    MAINTENANCE OF THE ASSETS..................................................................43
             10.4.    EMPLOYEES AND BUSINESS RELATIONS...........................................................43
             10.5.    ASSUMPTION OF LIABILITIES..................................................................43
             10.6.    EXPENSES...................................................................................43
             10.7.    CERTAIN TAX MATTERS........................................................................43
             10.8.    STATE ANTI-TAKEOVER LAW....................................................................44

ARTICLE XI            POST-CLOSING COVENANTS.....................................................................44
             11.1.    APPOINTMENT TO THE BOARD OF DIRECTORS OF RAI...............................................44
             11.2.    EMPLOYMENT AGREEMENTS......................................................................44
             11.3.    INDEMNIFICATION, DIRECTORS' AND OFFICERS' INSURANCE........................................44

ARTICLE XII           CONDITIONS PRECEDENT TO OBLIGATIONS OF ALL PARTIES.........................................45
             12.1.    LEGALITY...................................................................................45
             12.2.    FAIRNESS OPINION...........................................................................45
             12.3.    APPROVAL BY IBUI SHAREHOLDERS AND RAI STOCKHOLDERS.........................................45

ARTICLE XIII          CONDITIONS CONCURRENT TO OBLIGATIONS OF ALL PARTIES........................................45
             13.1.    [Intentionally Omitted]

ARTICLE XIV           CONDITIONS PRECEDENT TO OBLIGATIONS OF IBUI................................................45
             14.1.    REPRESENTATIONS AND WARRANTIES.............................................................45
             14.2.    AGREEMENTS, CONDITIONS AND COVENANTS.......................................................46
             14.3.    CERTIFICATES...............................................................................46
             14.4.    REQUIRED CONSENTS..........................................................................46


             14.5.    MATERIAL ADVERSE EFFECT....................................................................46
             14.6.    ANCILLARY DOCUMENTS........................................................................46
             14.7.    BOARD RECOMMENDATION.......................................................................46
             14.8.    LEGAL OPINION..............................................................................46

ARTICLE XV            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE RAI PARTIES.....................................47
             15.1.    REPRESENTATIONS AND WARRANTIES.............................................................47
             15.2.    AGREEMENTS, CONDITIONS AND COVENANTS.......................................................47
             15.3.    CERTIFICATES...............................................................................47
             15.4.    REQUIRED CONSENTS..........................................................................47
             15.5.    MATERIAL ADVERSE EFFECT....................................................................48
             15.6.    ANCILLARY DOCUMENTS........................................................................48
             15.7.    BOARD RECOMMENDATION.......................................................................48
             15.8.    LEGAL OPINION..............................................................................48
             15.9.    LINE OF CREDIT.............................................................................48

ARTICLE XVI           INDEMNIFICATION............................................................................49
             16.1.    SURVIVAL OF REPRESENTATIONS AND WARRANTIES.................................................49
             16.2.    INDEMNIFICATION OF IBUI INDEMNIFIED PARTIES................................................49
             16.3.    INDEMNIFICATION OF RAI INDEMNIFIED PARTIES.................................................49
             16.4.    CONDITIONS OF INDEMNIFICATION..............................................................49
             16.5.    REMEDIES NOT EXCLUSIVE.....................................................................52

ARTICLE XVII          TERMINATION................................................................................52
             17.1.    GROUNDS FOR TERMINATION....................................................................52
             17.2.    EFFECT OF TERMINATION......................................................................54

ARTICLE XVIII         GENERAL MATTERS............................................................................54
             18.1.    [Intentionally Omitted]
             18.2.    CONTENTS OF AGREEMENT......................................................................54
             18.3.    AMENDMENT, PARTIES IN INTEREST, ASSIGNMENT, ETC............................................54
             18.4.    INTERPRETATION.............................................................................55
             18.5.    NOTICES....................................................................................55
             18.6.    GOVERNING LAW AND VENUE....................................................................55
             18.7.    COUNTERPARTS...............................................................................56
             18.8.    WAIVERS....................................................................................56
             18.9.    MODIFICATION...............................................................................56
             18.10.   ENFORCEMENT OF AGREEMENT...................................................................56
             18.11.   WAIVER OF JURY TRIAL.......................................................................56
             18.12.   SEVERABILITY...............................................................................56

SIGNATURE PAGE...................................................................................................57


                                    SCHEDULES

                                                RAI Disclosure Schedule
                                                IBUI Disclosure Schedule
                           Schedule 10.5        RAI Current Liabilities

                                    EXHIBITS

                           Exhibit 11.1         Board of Directors of RAI
                           Exhibit 11.2         Employment Agreements
                           Exhibit 15.9         Form of Equity Line Agreement

                 AGREEMENT AND PLAN OF MERGER AND SHARE EXCHANGE

         THIS AGREEMENT AND PLAN OF MERGER AND SHARE EXCHANGE is made as of June 4, 2001 by and among Return Assured Incorporated, a Delaware corporation ("RAI"), IBUI Acquisition Corporation, a Nevada corporation (the "Merger Subsidiary" and together with RAI, the "RAI Parties"), and Internet Business's International, Inc., a Nevada corporation ("IBUI"). RAI, the Merger Subsidiary and IBUI are individually referred to as a "Party" and collectively referred to herein as the "Parties". Certain other terms are used herein as defined below in
Article I or elsewhere in this Agreement.

                                   BACKGROUND

         This Agreement sets forth the terms and conditions under which (i) the Merger Subsidiary, which is a Wholly-Owned Subsidiary of RAI, will merge with and into IBUI (the "Merger and Share Exchange"). The Parties intend that upon completion of the Merger and Share Exchange, IBUI will be a Wholly-Owned Subsidiary of RAI.

         The Merger Subsidiary is a Wholly-Owned Subsidiary of RAI and has been formed solely to facilitate the Merger and Share Exchange and has conducted and will conduct no business or activity other than in connection with the Merger and Share Exchange.

         NOW, THEREFORE, in consideration of the respective covenants contained herein and intending to be legally bound hereby, the Parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         For convenience, certain terms used in more than one part of this Agreement are listed in alphabetical order and defined or referred to below (such terms as well as any other terms defined elsewhere in this Agreement shall be equally applicable to both the singular and plural forms of the terms defined).

         "Acquisition Proposal" is defined in Section 8.2(a).

         "Affiliate" means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, "control" when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of "affiliated," "controlling" and "controlled" have meanings correlative to the foregoing.

         "Agreement" means this Agreement and the Exhibits and Disclosure Schedules hereto.

         "Articles of Merger and Share Exchange" is defined in Section 2.2.

         "Assets" means, with respect to RAI, the Merger Subsidiary or IBUI, as shown by the context in which used, all of the assets, properties, goodwill and rights of every kind and description, real and personal, tangible and intangible, wherever situated and whether or not reflected in such Party's most recent financial statements, that are owned or possessed by such Party and its Subsidiaries, taken as a whole.

         "Assumed IBUI Option" is defined in Section 2.10(b).

         "IBUI" means The Internet Business's International, Inc., a Nevada corporation.

         "IBUI Assets" means the Assets of IBUI.

         "IBUI Balance Sheet" is defined in Section 6.7.

         "IBUI Balance Sheet Date" is defined in Section 6.7.

         "IBUI Benefit Plan" is defined in Section 6.15.

         "IBUI Business" means the Business of IBUI.

         "IBUI Common Stock" means the common stock, par value $0.001 per share, of IBUI.

         "IBUI Companies" means IBUI and any IBUI subsidiaries.

         "IBUI Disclosure Schedule" means the Disclosure Schedule containing information relating to IBUI pursuant to Article V and other provisions hereof that has been provided to the other Parties on the date hereof.

         "IBUI Financial Statements" means the financial statements of IBUI.

         "IBUI Indemnified Loss" is defined in Section 16.2.

         "IBUI Indemnified Party" means IBUI and its Affiliates and each of their respective officers, directors, employees, agents and counsel; provided, however, that no Person who indemnifies IBUI Indemnified Parties in this Agreement in his capacity as a Stockholder will be an IBUI Indemnified Party for purposes of this Agreement, notwithstanding that the Person is an IBUI Indemnified Party for purposes of one or more of the other Agreements.

         "IBUI's knowledge" or "knowledge of IBUI" with reference to any item means that which an executive officer of IBUI actually knows.

         "IBUI Required Consents" is defined in Section 15.4.

         "IBUI Shareholder" means a recordholder, as of the Effective Date of an outstanding certificate or certificates that immediately prior to the Effective Date represented IBUI Shares.

         "IBUI Shareholder Meeting" is defined in Section 10.2.

         "IBUI Subsidiary" means any Subsidiary of IBUI.

         "IBUI Warrants" means any warrants to purchase IBUI Common Stock that are outstanding immediately prior to the Closing.

         "IBUI Welfare Plan" is defined in Section 6.15(f).

         "Benefit Plan" means all employee benefit, health, welfare, supplemental unemployment benefit, bonus, pension, profit sharing, deferred compensation, severance, incentive, stock compensation, stock purchase, retirement, hospitalization insurance, medical, dental, legal, disability, fringe benefit and similar plans, programs, arrangements or practices, including, without limitation, each "employee benefit plan" as defined in
Section 3(3) of ERISA.

         "Business" means with respect to RAI, or IBUI, as shown by the context in which used, the entire business and operations of such Party and its Subsidiaries, taken as a whole.

         "Business Day" means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the state of New York generally are authorized or required by law or other government actions to close.

         "Charter Documents" means an entity's certificate or articles of incorporation, certificate defining the rights and preferences of securities, articles of organization, general or limited partnership agreement, certificate of limited partnership, joint venture agreement or similar document governing the entity.

         "Closing" is defined in Section 4.1.

         "Closing Date" is defined in Section 4.1.

         "Code" means the Internal Revenue Code of 1986, as amended. All citations to provisions of the Code, or to the Treasury Regulations promulgated thereunder, shall include any amendments thereto and any substitute or successor provisions thereto.

         "Commission" means the Securities and Exchange Commission.

         "Confidentiality Agreement" is defined in Section 8.4(b).

         "Contract" means any written or oral contract, agreement, letter of intent, agreement in principle, lease, instrument or other commitment that is binding on any Person or its property under applicable Law.

         "Copyrights" means registered copyrights, copyright applications and unregistered copyrights.

         "Court Order" means any judgment, decree, injunction, order or ruling of any federal, state, local or foreign court or governmental or regulatory body or authority, or any arbitrator that is binding on any Person or its property under applicable Law.

         "Default" means (i) a breach, default or violation, (ii) the occurrence of an event that with or without the passage of time or the giving of notice, or both, would constitute a breach, default or violation or (iii) with respect to any Contract, the occurrence of an event that with or without the passage of time or the giving of notice, or both, would give rise to a right of termination, renegotiation or acceleration or a right to receive damages or a payment of penalties.

         "DGCL" means the Delaware General Corporation Law, as amended.

         "Effective Date" shall mean the time that the Articles of Merger and Share Exchange are filed with the Nevada Secretary of State.

         "Effectiveness Period" shall have the meaning set forth in Section 7.2(a).

         "Encumbrances" means any lien, mortgage, security interest, pledge, restriction on transferability, defect of title or other claim, charge or encumbrance of any nature whatsoever on any property or property interest.

         "Environmental Condition" means any condition or circumstance, including the presence of Hazardous Substances which does or would (i) require assessment, investigation, abatement, correction, removal or remediation under any Environmental Law, (ii) give rise to any civil or criminal Liability under any Environmental Law, (iii) create or constitute a public or private nuisance or (iv) constitute a violation of or non-compliance with any Environmental Law.

         "Environmental Law" means all Laws, Court Orders, principles of common law, and permits, licenses, registrations, approvals or other authorizations of any Governmental Authority relating to Hazardous Substances, pollution, protection of the environment or human health.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Exchange Agent" is defined in Section 2.6(a).

         "Execution Date" means June 4, 2001

         "Existing IBUI Option" is defined in Section 2.10(a).

         "GAAP" means United States generally accepted accounting principles as in effect on the Issue Date, including those set forth: (a) in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants, (b) in the statements and pronouncements of the Financial Accounting Standards Board, (c) in such other statements by such other entity as approved by a significant segment of the accounting profession, and
(d) the rules and regulations of the Commission governing the inclusion of financial statements (including pro forma financial statements) in periodic reports required to be filed pursuant to Section 13 of the Exchange Act, including opinions and pronouncements in staff accounting bulletins and similar written statements from the accounting staff of the Commission.

         "Governmental Authority" means any federal, state, local, municipal or foreign or other government or governmental agency or body.

         "Governmental Permit" is defined in Section 5.12(c).

         "Hazardous Substances" means any material, waste or substance (including, without limitation, any product) that may or could pose a hazard to the environment or human health or safety including, without limitation, (i) any "hazardous substances" as defined by the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. ss.9601 et seq. and its implementing regulations, (ii) any "extremely hazardous substance," "hazardous chemical" or "toxic chemical" as those terms are defined by the Emergency Planning and Community Right-to-Know Act, 42 U.S.C. ss.11001 et seq. and its implementing regulations, (iii) any "hazardous waste," as defined under the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act, 42 U.S.C. ss.6901 et seq. and its implementing regulations (iv) any "pollutant," as defined under the Water Pollution Control Act, 33 U.S.C. ss.1251 et seq. and its implementing regulations as any of such Laws in clauses (i) through (iv) may be amended from time to time, and (v) any material, substance or waste regulated under any Laws or Court Orders that currently exist or that may be enacted, promulgated or issued in the future by any Governmental Authority concerning protection of the environment, pollution, health or safety or the public welfare.

         "Intellectual Property" means any Copyrights, Patents, Trademarks, technology, licenses, trade secrets, computer software and other intellectual property.

         "Law" means any statute, law, ordinance, regulation, order, rule, common law principles or consent agreements of any Governmental Authority, including, without limitation, those covering environmental, energy, safety, health, transportation, bribery, record keeping, zoning, antidiscrimination, antitrust, wage and hour, and price and wage control matters.

         "Liability" means any direct or indirect liability, indebtedness, obligation, expense, claim, loss, damage, deficiency, guaranty or endorsement of or by any Person.

         "Litigation" means any lawsuit, action, arbitration, administrative or other proceeding, criminal prosecution or governmental investigation or inquiry.

         "Material Adverse Effect" means a fact or event which has had or is reasonably likely to have a material adverse effect on the Assets, Business, financial condition or results of operations of RAI, either as a corporate entity or with its Subsidiaries taken as a whole, or IBUI, as indicated by the context in which used, and when used with respect to representations, warranties, conditions, covenants or other provisions hereof means the individual effect of the situation to which it relates and also the aggregate effect of all similar situations unless the context indicates otherwise.

         "Merger and Share Exchange" is defined in Section 2.1.

         "Merger Subsidiary" is defined above in the Preamble.

         "Nevada Law" means the Nevada Revised Statues.

         "Party Representatives" is defined in Section 8.4(b).

         "Patents" means patents, patent applications, reissue patents, patents of addition, divisions, renewals, continuations, continuations-in-part, substitutions, additions and extensions of any of the foregoing.

         "Person" means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

         "Post-Signing Returns" is defined in Section 9.7.

         "Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

         "Prospectus" means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

         "Proxy Statement" is defined in Section 8.1(a).

         "RAI" is defined above in the Preamble.

         "RAI Assets" means the Assets of RAI.

         "RAI Balance Sheet" is defined in Section 5.7.

         "RAI Balance Sheet Date" is defined in Section 5.7.

         "RAI Benefit Plan" is defined in Section 5.16(a).

         "RAI Business" means the Business of RAI.

         "RAI Common Shares" is defined in Section 2.6(a).

         "RAI Companies" means RAI and any RAI Subsidiaries.

         "RAI Disclosure Schedule" means the Disclosure Schedule containing information relating to RAI pursuant to Article V and other provisions hereof that has been provided to the other Parties on the date hereof.

         "RAI Holder" means a recordholder, as of the Effective Date, of an outstanding certificate or certificates that immediately prior to the Effective Date represented RAI Shares.

         "RAI's knowledge" or "knowledge of RAI" with reference to any item means that which an executive officer of RAI actually knows.

         "RAI Personnel" is defined in Section 5.21(a).

         "RAI Required Consents" is defined in Section 14.4.

         "RAI SEC Reports" is defined in Section 5.7.

         "RAI Shares" is defined in Section 2.5(a).

         "RAI Stockholder" means a recordholder, as of the Effective Date, or an outstanding Certificate or Certificates that immediately prior to the Effective Date represented RAI Shares.

         "RAI Stockholder Indemnified Party" means (a) each Stockholder and each of that Stockholder's Affiliates (other than the Company or, following the Closing, the Surviving Corporation or IBUI or any of its Subsidiaries, if the Stockholder is an Affiliate of IBUI), and each of their respective officers, directors, employees, agents and counsel and (b) prior to the Closing, the Company and each of its officers, directors, employees, agents and counsel who are not Stockholder Indemnified Parties within the meaning of clause (a) of this definition.

         "RAI Stockholder Meeting" is defined in Section 9.2.

         "RAI Subsidiary" means any Subsidiary of RAI.

         "RAI 10-KSB" is defined in Section 5.9.

         "RAI Warrants" means any warrants to purchase RAI Common Stock that are outstanding immediately prior to the Closing.

         "RAI Welfare Plan" is defined in Section 5.16(f).

         "Registration Indemnified Party" shall have the meaning set forth in
Section 7.6(c).

         "Registration Indemnifying Party" shall have the meaning set forth in
Section 7.6(c).

         "Registration Statement" means the registration statement, contemplated by Section 7.1, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

         "Regulation" means any federal, state, local or foreign rule or regulation.

         "Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

         "Rule 145" means Rule 145 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

         "Rule 158" means Rule 158 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

         "Rule 415" means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

         "SEC" means the United States Securities and Exchange Commission.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Subsidiary" means any corporation or other legal entity of which RAI or IBUI, as the case may be (either above or through or together with any other Subsidiary) owns, directly or indirectly, more than 50% of the stock or other equity interests the holders of which are generally entitled to vote for the election of directors or other governing body of such corporation or other entity.

         "Tax Return" means any report, return, election, notice, estimate, declaration, information statement and other forms and documents (including all schedules, exhibits and other attachments thereto) relating to and filed or required to be filed with a taxing authority in connection with any Taxes (including, without limitation, estimated Taxes).

         "Taxes" means any and all federal, state, local and foreign taxes, assessments and other governmental charges, duties, impositions, levies and liabilities, including, without limitation, taxes based upon or measured by gross receipts, income, profits, sales, use and occupation, and value added, ad valorem, transfer, gains, franchise, withholding, payroll, recapture, employment, excise, unemployment, insurance, social security, business license, occupation, business organization, stamp, environmental and property taxes, together with all interest, penalties and additions imposed with respect to such amounts. For purposes of this Agreement, "Taxes" also includes any obligations under any agreements or arrangements with any Person with respect to the liability for, or sharing of, Taxes (including pursuant to Treas. Reg. Section 1.1502-6 or comparable provisions of state, local or foreign Tax Law) and including any liability for Taxes as a transferee or successor, by Contract or otherwise.

         "Termination Date" means September 30, 2001

         "Trademarks" means registered trademarks, registered service marks, trademark and service mark applications and unregistered trademarks and service marks.

         "Transaction Documents" means this Agreement and the Employment Agreements.

         "Transactions" means the Merger and Share Exchange, the exchange of the IBUI Shares for RAI Shares, the assumption by RAI of the Existing IBUI Options, the exchange of the IBUI

Warrants for RAI Warrants, and the other transactions contemplated by the Transaction Documents.

         "Wholly-Owned Subsidiary" of any Person means any Subsidiary in which all of the stock or other equity interests is owned, directly or indirectly, by such Person.

                                   ARTICLE II
                        PLAN OF MERGER AND SHARE EXCHANGE

         2.1. THE MERGER AND SHARE EXCHANGE. Upon the terms and subject to the conditions hereof, and in accordance with the relevant provisions of the DGCL and Nevada Law, the Merger Subsidiary shall be merged with and into IBUI (the "Merger and Share Exchange"). Following the Merger and Share Exchange, IBUI shall continue as the surviving corporation (the "Surviving Corporation") and shall continue its existence under Nevada Law, and the separate corporate existence of the Merger Subsidiary shall cease.

         2.2. EFFECTIVE DATE. As soon as practicable, but in any event within one business day after the satisfaction or waiver of all conditions to the Merger and Share Exchange, the Parties shall file with the Secretary of State of Nevada the Articles of Merger and Share Exchange (the "Articles of Merger and Share Exchange") in such form as is required by Nevada Law. The Merger and Share Exchange shall become effective at the Effective Date.

         2.3. CERTIFICATE OF INCORPORATION AND BYLAWS. The Certificate of Incorporation of IBUI as in effect immediately prior to the Effective Date shall be the initial Certificate of Incorporation of the Surviving Corporation. The bylaws of IBUI as in effect immediately prior to the Effective Date shall be the initial bylaws of the Surviving Corporation.

         2.4. DIRECTORS. The initial directors of the Surviving Corporation shall be those persons listed on Exhibit 11.1 hereto. Such persons shall hold such positions until their successors are elected or appointed in accordance with the Certificate of Incorporation and the bylaws of the Surviving Corporation.

         2.5. EXCHANGE OF SHARES. On the Effective Date the shares of the IBUI Common Stock shall be converted and exchanged into shares of RAI common stock, par value $0.001 per share , (the "RAI Common Stock") and warrants exercisable with respect to shares of RAI Common Stock shall become exercisable with respect to shares of RAI Common Stock in the following manner:

             (a) Each issued and outstanding share of the IBUI Common Stock shall, by virtue of the Merger and Share Exchange and without any action on the part of the holder thereof, be converted and exchanged into 0.14 shares of RAI Common Stock, provided however, that to the extent any holder of the IBUI Common Stock shall be entitled, as a result of the foregoing conversion and exchange, to receive less than a whole share of RAI Common Stock, then and in any such event:

                 (i) no fractional share and/or fractional interest in a whole share shall be issued; and

                 (ii) the fractional interest of such holder shall be liquidated for cash equivalent calculated on the basis of the closing sales price of RAI Common Stock on the Effective Date or on the first day thereafter that such price is available.

             (b) Anything in this Section 4 to the contrary notwithstanding, any and all issued shares of the IBUI Common Stock owned by IBUI and held as treasury stock shall be cancelled and retired and no shares of RAI Common Stock shall be issued with respect thereto.

         2.6. APPOINTMENT OF EXCHANGE AGENT. Prior to the Effective Date RAI shall, subject to the provisions of Paragraph 8 hereof:

             (a) Designate Continental Stock Transfer and Trust (the "Exchange Agent") to implement the exchange (subsequent to the Effective Date) of certificates representing shares of the IBUI Common Stock (the "Old Certificates") for certificates representing shares of RAI Common Stock (the "New Certificates");

             (b) engage the Exchange Agent for a period of the lesser of (i) 12 consecutive months following the Effective Date and (ii) the date on which all of the Old Certificates held by the IBUI Stockholders have been surrendered for the New Certificates; and

             (c) provide to the Exchange Agent sufficient supplies of New Certificates so as to enable a holder of an Old Certificate(s) to surrender such Certificate(s) and receive New Certificate(s).

         2.7. CERTIFICATE EXCHANGE. Subsequent to the Effective Date the issuance and distribution of New Certificates in exchange for Old Certificates shall be implemented as follows:

             (a) As promptly after the Effective Date as shall be reasonably possible, the Exchange Agent shall be directed to, and shall, notify (the "Notification") each holder of an Old Certificate of the consummation of the Merger and Share Exchange, the availability of New Certificates and a description of the procedure to be followed (and documents to be executed and submitted) in connection with the surrender of the Old Certificate and the issuance of the New Certificate. Upon compliance by a holder thereof with the requirements for the certificate surrender and issuance specified in the Notification, the Exchange Agent shall be directed to, and shall, issue and transmit to such holder New Certificates (representing that number of shares of RAI Common Stock to which such holder shall be entitled as herein provided). Until surrendered and replaced as aforesaid:

                 (i) each Old Certificate shall, and be deemed to, represent and evidence (for all corporate purposes other than the payment of dividends and other distributions) that number of shares of RAI Common Stock into which the shares of the IBUI Common Stock therein referred to are convertible and exchangeable as herein provided and

                 (ii) each Old Certificate shall not be transferable on the books and records of IBUI and/or RAI.

             (b) From and after the Effective Date any and all dividends and/or distributions of every kind, nature or description declared and payable by RAI on, or with respect to, RAI Common Stock to any holder of an Old Certificate (collectively "Distributions") shall be paid, retained, invested and paid over as follows:

                 (i) Until such time as the Old Certificate is surrendered for replacement by a New Certificate(s) as herein provided, no Distribution shall be paid over by RAI and/or the Exchange Agent to such holder on, or with respect to, the shares of RAI Common Stock evidenced by such Old Certificate;

                 (ii) All Distributions payable on, or with respect to, shares of RAI Common Stock represented by Old Certificates shall be paid over by RAI to the Exchange Agent and dealt in and with by the Exchange Agent as follows:

                      (A) All Distributions in cash shall be deposited by the
             Exchange Agent in an interest bearing account (the "Distribution Account") and retained and disposed of as hereinbelow provided;

                      (B) Upon surrender by, or on behalf of, a holder of an Old
             Certificate for surrender and replacement as hereinabove provided (or satisfactory proof of loss and an indemnity in favor of, and acceptable to, RAI and the Exchange Agent), the Exchange Agent shall pay over and/or deliver to such holder (in addition to the New Certificate(s) to which such holder shall be entitled) (y) the principal amount of any cash dividends and any property (other than shares of RAI Common Stock) previously received by the Exchange Agent with respect to the shares of RAI Common Stock evidenced by such Old Certificate and (z) a certificate representing any shares of RAI Common Stock forming part of any Distribution made prior to the date of any such surrender; and

                      (C) Any and all interest earned and/or credited on, or
             with respect to, Distributions shall be applied by the Exchange Agent to the payment of its fees and disbursements and the remainder, if any, paid over to RAI upon the termination of the engagement of the Exchange Agent.

             (c) From and after the Effective Date the sole rights of the holders of Old Certificates (except as otherwise provided by law) shall be those to which they are entitled as owners of RAI Common Stock into which the shares of the IBUI Common Stock evidenced by such Old Certificates shall have been converted as herein provided.

         2.8. TRANSFERS. If the holder of any Old Certificate desires that the New Certificate to be issued in replacement therefore (as hereinabove provided) is to be issued in a name other than that on the Old Certificate which it replaces, any such issuance shall be subject to and conditioned upon:

             (a) Delivery to the Exchange Agent of the Old Certificate duly endorsed in blank or accompanied by a duly executed stock assignment power and otherwise in form for transfer acceptable to the Exchange Agent; and

             (b) Payment to RAI or the Exchange Agent of any and all transfer and/or other taxes payable, in the opinion of the Exchange Agent, by reason of the issuance and/or transfer of such New Certificate and/or the shares of RAI Common Stock evidenced thereby.

         2.9. TERMINATION OF EXCHANGE AGENT. Upon the termination of the Exchange Agent's engagement as hereinabove provided, the Exchange Agent shall deliver to RAI the then balance of the Distribution Account and, upon such delivery, the Exchange Agent shall have no further duties or obligations as exchange agent to RAI, The Merger Subsidiary, IBUI or their respective stockholders. Thereafter, the duties to be performed by the Exchange Agent as described in Sections 6 and 7 hereof shall be performed by RAI in lieu of, and instead of, the Exchange Agent. All blank stock certificates evidencing RAI Common Stock shall be retained by the Exchange Agent for utilization by it in the performance of its duties as transfer agent for, and with respect to, RAI Common Stock.

         2.10. OPTIONS AND WARRANTS.

             (a) At the Effective Date, RAI shall assume IBUI's rights and obligations under each of the outstanding stock options previously granted by IBUI to certain of its employees, directors and consultants that are outstanding immediately prior to the Effective Date (each such stock option existing immediately prior to the Effective Date is referred to herein as an "Existing IBUI Option" and each such assumed stock option existing immediately after the Effective Date is referred to herein as an "Assumed IBUI Option"). Except as provided in this Section 2.10(a), the Assumed IBUI Option shall not give the optionee any additional benefits that the holder thereof did not have under the Existing IBUI Option; provided, however, that the terms of such Existing IBUI Options shall govern the vesting thereof, including, if applicable, any vesting of Existing IBUI Options as a result of the Merger and Share Exchange. Each Assumed IBUI Option shall constitute a continuation of the Existing IBUI Option, substituting RAI for IBUI.

             (b) Each IBUI Warrant that is outstanding immediately prior to the Effective Date and that does not expire at the Effective Date by the terms thereof shall, by virtue of the Merger and Share Exchange and pursuant to the terms of the IBUI Warrant or with the consent of the majority of the holders thereof, be converted into and exchanged for a RAI Warrant exercisable for 0.14 of an RAI Share for each share of RAI Common Stock for which the IBUI Warrant is exercisable immediately prior to the Effective Date, at an exercise price per RAI Share that has been adjusted in accordance with the terms of the IBUI Warrant converted hereunder as a result of the Merger and Share Exchange. The IBUI Warrants shall have the terms and conditions of the IBUI Warrants converted hereunder. At the Effective Date, RAI shall make available to any holders of IBUI Warrants converted hereunder a new warrant evidencing RAI Warrant.

         2.11. [Intentionally Omitted]

         2.12. MERGER SUBSIDIARY CAPITAL STOCK. Each share of capital stock of the Merger Subsidiary issued and outstanding immediately prior to the Effective Date shall be converted, by virtue of the Merger and Share Exchange, into one share of common stock of the Surviving Corporation.

         2.13. NO FURTHER TRANSFER OF SHARES. After the Effective Date, there shall be no transfers of IBUI Shares that were outstanding immediately prior to the Effective Date on the stock transfer books of the Surviving Corporation.

                                   ARTICLE III
                                RESCISSION RIGHTS

         3.1. GENERAL. Each of the RAI Parties and IBUI acknowledge and agree that the obligations of the RAI Parties and IBUI are unique and personal to the RAI Parties and IBUI, respectively, and may be discharged only by the RAI Parties and IBUI, respectively. The RAI Parties and IBUI further acknowledge and agree that if the RAI Parties or IBUI were to fail to observe or to perform any of certain provisions of this Agreement, including in particular those set forth in this Article III, the award of damages arising from such breach would be difficult, and perhaps impossible, to ascertain in money or money's worth, and therefore, damages would not be an adequate remedy. Therefore the Parties agree that each of the RAI Parties and IBUI shall have rescission rights as set forth in this Article III.

         3.2. RESCISSION RIGHTS OF RAI STOCKHOLDERS. If any representation or warranty of IBUI contained in this Agreement or any covenant of IBUI contained in this Agreement shall be materially breached, then, at any time for twelve
(12) months after the Effective Date, the majority in interest of the RAI Stockholders may rescind the Merger and Share Exchange by signing RAI notice of the right to rescind the Merger and Share Exchange. RAI shall then promptly give notice of the RAI Stockholders notice of rescission to the IBUI Shareholders and the IBUI Shareholders shall have thirty (30) days from the date of the RAI Stockholders notice to cure such breach if such breach is capable of being cured. If the breach is not cured within the applicable period or not capable of being cured, then all of the shares of the Surviving Corporation shall be put back to the RAI Stockholders in accordance with Section 3.4.

         3.3. RESCISSION RIGHTS OF IBUI SHAREHOLDERS. If any representation or warranty of the RAI Parties contained in this Agreement or any covenant of IBUI contained in this Agreement shall be materially breached then, at any time twelve (12) months after the Effective Date, then the majority in interest of the IBUI Shareholders may rescind the Merger and Share Exchange by signing RAI notice of the right to rescind the Merger and Share Exchange. RAI shall then promptly give notice of the IBUI Shareholders notice of rescission to the RAI Stockholders and the RAI Stockholders shall have thirty (30) days from the date of the IBUI Shareholders notice to cure such breach if each breach is capable of being cured. If the breach is not cured within the applicable period or not capable of being cured, then all of the shares of the Surviving Corporation shall be put back to the IBUI Shareholders in accordance with Section 3.4.

         3.4. APPLICABLE PROVISIONS TO ARTICLE III. In the event of rescission under Sections 3.2 or 3.3, the following shall apply:

             (a) All assets held by IBUI at the Effective Date shall be held by IBUI when returned to the IBUI Shareholders, upon the closing of the rescission; and

             (b) New assets acquired by the Surviving Corporation after the Effective Date and held by IBUI on the closing of the rescission, to the extent not offset by new liabilities of IBUI on the closing of the rescission shall be equitably divided between RAI and IBUI, and, to the extent that the Parties can not agree upon an equitable division, such new assets shall be sold and the net proceeds of sale shall be evenly divided between RAI and IBUI.

         3.5. MODIFICATION. Any provision under this Article III may be modified or waived only by the written consents of the majority in interest or the IBUI Shareholders and the RAI Stockholders.

                                   ARTICLE IV
                                   THE CLOSING

         4.1. THE CLOSING. The closing of the transactions contemplated by this Agreement shall take place on such date, at such place and at such time within five business days after the satisfaction or waiver of the last of the conditions set forth in Article XII, XIII, XIV and XV hereof. The closing of such transactions shall be referred to herein as the "Closing;" the date of the Closing shall be referred to herein as the "Closing Date".

         4.3. DELIVERIES. At the Closing,

             (a) IBUI, the Merger Subsidiary and RAI shall deliver or cause to be delivered to the Secretary of State of the State of Nevada a duly executed Articles of Merger and Share Exchange as required under Nevada Law and the Parties shall take all such other and further actions as may be required by Nevada Law and any other applicable Law to make the Merger and Share Exchange effective upon the terms and subject to the conditions hereof; and

             (b) The Parties shall also deliver to each other the respective agreements and other documents and instruments specified with respect to them in Articles XII, XIII, XIV and XV.

                                   ARTICLE V
                      REPRESENTATIONS AND WARRANTIES OF RAI

         RAI hereby represents and warrants to IBUI as follows, except as otherwise set forth in the RAI Disclosure Schedule (items disclosed in one Section of such Schedule shall apply to all other Sections unless specified otherwise):

         5.1. CORPORATE. Each RAI Company is a corporation duly organized, validly existing and in good standing under the Laws under which it was incorporated. Each RAI Company is qualified to do business as a foreign corporation in any jurisdiction where it is required to be so qualified, except where the failure to so qualify would not have a Material Adverse Effect. The Charter Documents and bylaws of each RAI Company (all of which have been delivered or made available to IBUI) have been duly adopted and are current, correct and complete. Each RAI Company has all necessary corporate power and authority to own, lease and operate its part of the RAI Assets and to carry on its part of the RAI Business as it is now being conducted.

         5.2. AUTHORIZATION. Each RAI Company has the requisite corporate power and authority to execute and deliver the Transaction Documents to which it is a party and to perform the Transactions to be performed by it. Such execution, delivery and performance by each RAI Company has been duly authorized by all necessary corporate action, other than the approval of this Agreement and consummation of the Merger and Share Exchange, which is subject to the approval of the holders of a majority of the outstanding RAI Common Shares, and are the only consents or approvals of holders of RAI capital stock required for the consummation of the Transactions. Each Transaction Document executed and delivered by each RAI Company as of the date hereof has been duly executed and delivered by such RAI Company and constitutes a valid and binding obligation of such RAI Company enforceable against such RAI Company in accordance with its terms. Any Transaction Document executed and delivered by each RAI Company after the date hereof will be duly executed and delivered by such RAI Company and will constitute a valid and binding obligation of such RAI Company, enforceable against such RAI Company in accordance with its terms, except as otherwise limited by bankruptcy, insolvency, reorganization and other laws affecting creditors rights generally, and except that the remedy of specific performance or other equitable relief is available only at the discretion of the court before which enforcement is sought.

         5.3. VALIDITY OF CONTEMPLATED TRANSACTIONS. Except for compliance with
(i) the Securities Act and the Exchange Act and (ii) the filing of the Articles of Merger and Share Exchange with the Secretary of State of the State of Nevada, neither the execution and delivery by each RAI Company of the respective Transaction Documents to which it is or will be a party, nor the performance of the Transactions to be performed by it, will require any filing, consent or approval under or constitute a Default, or result in a loss of material benefit under, (a) any Law or Court Order to which any RAI Company is subject, (b) the Charter Documents or bylaws of any RAI Company, or (c) any Contracts to which any RAI Company is a party or by which any of the RAI Assets may be subject, except for Defaults which would not have a Material Adverse Effect.

         5.4. CAPITALIZATION AND STOCK OWNERSHIP. The total authorized capital stock of RAI consists of (a) 50,000,000 shares of RAI Common Stock, and (b) 1,000,000 shares of Series A Preferred Stock, par value $0.001 per share (the "Preferred Stock"). Of such authorized capital stock, the only issued and outstanding shares on the date hereof are 16,393,405 shares of RAI Common Stock. Except as set forth in the RAI Disclosure Schedule, there are no existing options, warrants, calls, commitments or other rights of any character (including conversion or preemptive rights) relating to the acquisition of any issued or unissued capital stock or other securities of RAI. The RAI Disclosure Schedule sets forth, as of the date hereof, as to each option or warrant, the holder, date of grant, exercise price and number of shares subject thereto. All of the issued and outstanding RAI Common Shares are validly issued fully paid and non-assessable. Following the Effective Date, no options, warrants, calls, commitments or other rights of any character (including conversion or preemptive rights) will entitle any Person to acquire any securities of the Surviving Corporation or any subsidiary thereof.

         5.5. LISTING. RAI Common Stock is listed for quotation on the NASDAQ Small Cap Market under the symbol "RTRN". RAI has received a letter from NASDAQ indicating that it has not met the ongoing listing requirements in that RAI's common stock has traded below $1.00 for more than 30 trading days. The Company's shares now must close above $1.00 for 10 consecutive trading days by June 4, 2001. After June 4, 2001, RAI may request a meeting with NASDAQ to address this issue.

         5.6. REGISTRATION STATEMENT/CONSENT SOLICITATION STATEMENT/PROSPECTUS. None of the information supplied or to be supplied by or on behalf of any RAI Company specifically for inclusion in the Registration Statement (as defined in Section 7.1) will (except to the extent revised or superseded by amendments or supplements contemplated hereby), at the time of distribution to the IBUI Shareholders, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the information supplied or to be supplied by or on behalf of any RAI Company specifically for inclusion or incorporation by reference in the Consent Solicitation Statement/Prospectus (as defined in Section 7.1) will (except to the extent revised or superseded by amendments or supplements contemplated hereby), at the date it (or any such amendment or supplement) is mailed to the stockholders of RAI and at the time of the RAI Stockholder Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Registration Statement and the Consent Solicitation Statement/Prospectus (except for information relating solely to IBUI) will comply in all material respects with the requirements of the Securities Act and the Exchange Act and the Regulations promulgated thereunder.

         5.7. RAI SEC REPORTS; FINANCIAL STATEMENTS. RAI has filed all required forms, reports, statements, schedules and other documents with the SEC since January 1, 1997, including its (a) Annual Reports on Form 10-KSB for the fiscal years ended August 30, 2000, 1999 and 1998, (b) all proxy statements relating to RAI's meetings of stockholders (whether annual or special) held since January 1, 1997, and (c) all other reports or registration statements filed by RAI with the SEC since January 1, 1997 (collectively, the "RAI SEC Reports"). Each of such RAI SEC Reports, at the time it was filed, complied in all material respects with all applicable requirements of the Securities Act and the Exchange Act, and with the forms and Regulations of the SEC promulgated thereunder, and did not contain at the time filed any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The financial statements, including all related notes and schedules, contained in the RAI SEC Reports (or incorporated by reference therein) fairly present the consolidated financial position of RAI as at the respective dates thereof and the consolidated results of operations and cash flows of RAI for the periods indicated in accordance with GAAP applied on a consistent basis throughout the periods involved (except for changes in accounting principles disclosed in the notes thereto) and subject in the case of interim financial statements to normal year-end adjustments and the absence of notes. For purposes of this Agreement, the balance sheet of RAI as of August 30, 2000 is referred to as the "RAI Balance Sheet" and the date thereof is referred to as the "RAI Balance Sheet Date."

         5.8. TAXES.

             (a) Each RAI Company has (i) filed (or, in the case of Tax Returns not yet due, will file) with the appropriate governmental agencies all material Tax Returns required to be filed on or before the Effective Date and all such Tax Returns filed were true, correct and complete in all material respects, and
(ii) paid (or, in the case of Taxes not yet due, will pay), all Taxes shown on such Tax Returns.

             (b) Each RAI Company has (i) duly paid or caused to be paid all material Taxes and all Taxes shown on Tax Returns that are or were due, except to the extent that a sufficient reserve for Taxes has been reflected on the RAI Balance Sheet and (ii) provided a sufficient reserve on the RAI Balance Sheet for the payment of all Taxes not yet due and payable.

             (c) No deficiency in respect of any Taxes which has been assessed against an RAI Company remains unpaid, except for Taxes being contested in good faith, and RAI has no knowledge of any unassessed Tax deficiencies or of any audits or investigations pending or threatened against an RAI Company with respect to any Taxes.

             (d) No RAI Company has extended or waived the application of any applicable statute of limitations of any jurisdiction regarding the assessment or collection of any Tax or any Tax Return.

             (e) There are no liens for Taxes upon any assets of any RAI Company except for liens for current Taxes not yet due.

             (f) Each RAI Company has to its knowledge (i) complied with all material provisions of the Code relating to the withholding and payment of Taxes and (ii) has made all deposits required by applicable Law to be made with respect to employees' withholding and other payroll, employment or other withholding or related Taxes.

             (g) No RAI Company is a party to any contract, agreement, plan or arrangement that, individually or in the aggregate, or when taken together with any payment that may be made under this Agreement or any agreements contemplated hereby, could give rise to the payment of any "excess parachute payment" within the meaning of Section 280G of the Code.

             (h) No RAI Company is a party to any agreement relating to the allocating or sharing of the payment of, or liability for, Taxes for any period (or portion thereof).

             (i) To RAI's knowledge, except for the group of which RAI is presently the ultimate parent, no RAI Company has ever been a member of an affiliated group of corporations (within the meaning of Section 1504 of the Code).

         5.9. TITLE TO ASSETS AND RELATED MATTERS. Each RAI Company has good and marketable title to its part of the RAI Assets, free from any Encumbrances except (a) any Encumbrance in favor of any RAI Company, (b) items described in any notes to the consolidated financial statements of RAI contained in RAI's Annual Report on Form 10-KSB for the fiscal year ended August 31, 2000 (the "RAI 10-KSB") included in the RAI
SEC Reports, (c) minor matters that would not have a Material Adverse Effect,
(d) constitutional and statutory liens arising from the obligation to pay for the provision of materials or services not yet in Default and Taxes not yet due and (e) RAI Assets transferred among the RAI Companies.

         5.10. REAL PROPERTY. All material real estate leased by any RAI Company as of the date hereof and used in the operation of the RAI Business are disclosed in the RAI SEC Reports. As of the date hereof, none of the RAI Companies owns any real property.

         5.11. SUBSIDIARIES. As of the date hereof none of the RAI Companies owns, directly or indirectly, any interest or investment (whether equity or debt) in any corporation, partnership, limited liability company, business trust, joint venture or other legal entity. RAI (or another RAI Company) owns all of the issued and outstanding shares of capital stock of each RAI Subsidiary. There are no existing options, warrants, calls, commitments or other rights of any character (including conversion or preemptive rights) relating to the acquisition or voting of any issued or unissued capital stock or other securities of any RAI Subsidiary. All of the shares of capital stock of each RAI Subsidiary are duly and validly authorized and issued, fully paid and non-assessable.

         5.12. LEGAL PROCEEDINGS; COMPLIANCE WITH LAW; GOVERNMENTAL PERMITS.

             (a) There is no Litigation that is pending or, to RAI's knowledge, threatened against any RAI Company that would have a Material Adverse Effect. RAI is and has been in compliance with all applicable Laws, including Environmental Law, except where the failure to be in compliance would not have a Material Adverse Effect. There has been no Default under any Laws applicable to any RAI Company, including Environmental Laws, except for any Defaults that would not have a Material Adverse Effect. There has been no Default with respect to any Court Order applicable to any RAI Company. No RAI Company has received any written notice and, to the knowledge of RAI, no other communication has been received to the effect that it is not in compliance with any applicable Laws, and RAI has no reason to believe that any presently existing circumstances are likely to result in violations of any applicable Laws, except to the extent that such failures to comply or violations would not have a Material Adverse Effect.

             (b) To RAI's knowledge, there is no Environmental Condition at any property presently or formerly owned or leased by an RAI Company which is reasonably likely to have a Material Adverse Effect.

             (c) The RAI Companies have all material consents, permits, franchises, licenses, concessions, registrations, certificates of occupancy, approvals and other authorizations of Governmental Authorities (collectively, the "Governmental Permits") required in connection with the operation of their respective businesses as now being conducted, all of which are in full force and effect, except where the failure to obtain any such Governmental Permit or of any such Governmental Permit to be in full force and effect, would not have a Material Adverse Effect. Each RAI Company has complied, in all material respects, with all of its Governmental Permits, except where the failure to so comply would not have a Material Adverse Effect.

         5.13. CONTRACTS AND COMMITMENTS. The RAI Disclosure Schedule describes:

             (a) Contracts (excluding letters of intent and agreements in principle) involving any RAI Company in amounts in excess of $100,000.

             (b) All employment, consulting, management, severance or agency Contracts providing for annual payments of at least $100,000 (y) with any executive officers or directors of RAI, or (z) allowing the other party to terminate and receive payment based on the execution of this Agreement and consummation of the Transactions.

             (c) Any employment agreements with any Person to whom any RAI Company makes annual salary payments in excess of $100,000.

             (d) All Contracts limiting the freedom of any RAI Company to compete in any line of business, or with any Person, or in any geographic area or market.

Each Contract providing for payments in excess of $100,000 to which any RAI Company is a party (i) is legal, valid, binding and enforceable against RAI or the applicable Subsidiary except as otherwise limited by bankruptcy, insolvency, reorganization and other laws affecting creditors' rights generally, and except that the remedy of specific performance or other equitable relief is available only at the discretion of the court before which enforcement is sought, and (ii) neither RAI nor the applicable Subsidiary, nor to RAI's knowledge, any other party, is in Default under any such Contract, other than in the case of (i) and
(ii) above where the failure to be so would not have a Material Adverse Effect.

         5.14. EMPLOYEE RELATIONS. No RAI Company is (a) a party to, involved in or, to RAI's knowledge, threatened by, any labor dispute or unfair labor practice charge, or (b) currently negotiating any collective bargaining agreement, and no RAI Company has experienced any work stoppage during the last three years.

         5.15. ERISA.

             (a) The RAI Disclosure Schedule contains a complete list of all Benefit Plans sponsored or maintained by any RAI Company or under which any RAI Company may be obligated for its employees, directors or independent contractors ("RAI Benefit Plans"). RAI has delivered or made available to IBUI (i) accurate and complete copies of all RAI Benefit Plan documents and of any summary plan descriptions, summary annual reports and insurance contracts relating thereto,
(ii) accurate and complete detailed summaries of all unwritten RAI Benefit Plans, (iii) accurate and complete copies of the most recent financial statements and actuarial reports with respect to all RAI Benefit Plans for which financial statements or actuarial reports are required or have been prepared and
(iv) accurate and complete copies of all annual reports for all RAI Benefit Plans (for which annual reports are required) prepared within the last two years.

             (b) All RAI Benefit Plans conform in all material respects to, and are being administered and operated in material compliance with, the requirements of ERISA, the Code and all other applicable Laws, including applicable Laws of foreign jurisdictions. There have not been any "prohibited transactions," as such term is defined in Section 4975 of the Code or Section 406 of ERISA involving any of the RAI Benefit Plans, that could subject any RAI Company to any material penalty or tax imposed under the Code or ERISA.

             (c) Any RAI Benefit Plan that is intended to be qualified under
Section 401(a) of the Code and exempt from tax under Section 501(a) of the Code has been determined by the Internal Revenue Service to be so qualified, and such determination remains in effect and has not been revoked. Nothing has occurred since the date of any such determination that is reasonably likely to affect adversely such qualification or exemption, or result in the imposition of excise taxes or income taxes on unrelated business income under the Code or ERISA with respect to any RAI Benefit Plan.

             (d) No RAI Company has a current or contingent obligation to contribute to any multiemployer plan (as defined in Section 3(37) of ERISA) and
(ii) no RAI Company, nor any entity that has been treated as a single employer with any RAI Company under Sections 414(b), (c), (m) or (o) of the Code, has any liability, contingent or otherwise, under Title IV of ERISA or Section 412 of the Code.

             (e) There are no pending or, to the knowledge of RAI, threatened claims by or on behalf of any RAI Benefit Plans, or by or on behalf of any individual participants or beneficiaries of any RAI Benefit Plans, alleging any breach of fiduciary duty on the part of any RAI Company or any of the officers, directors or employees of any RAI Company under ERISA or any other applicable Regulations, or claiming benefit payments other than those made in the ordinary operation of such plans, or alleging any violation of any other applicable Laws. To RAI's knowledge, the RAI Benefit Plans are not the subject of any investigation, audit or action by the Internal Revenue Service, the Department of Labor or the Pension Benefit Guaranty Corporation ("PBGC"). Each RAI Company has made all required contributions under the RAI Benefit Plans including the payment of any premiums payable to the PBGC and other insurance premiums.

             (f) With respect to any RAI Benefit Plan that is an employee welfare benefit plan (within the meaning of Section 3(1) of ERISA) (an "RAI Welfare Plan"), (i) each RAI Welfare Plan for which contributions are claimed as deductions under any provision of the Code is in material compliance with all applicable requirements pertaining to such deduction, (ii) with respect to any welfare benefit fund (within the meaning of Section 419 of the Code) related to an RAI Welfare Plan, there is no disqualified benefit (within the meaning of Section 4976(b) of the Code) that would result in the imposition of a tax under
Section 4976(a) of the Code, and (iii) any RAI Benefit Plan that is a group health plan (within the meaning of Section 4980B(g)(2) of the Code) complies, and in each and every case has complied, with all of the material requirements of Section 4980B of the Code, ERISA, Title XXII of the Public Health Service Act and the applicable provisions of the Social Security Act.

             (g) The execution of this Agreement and the performance of the Transactions will not (either alone or in combination with the occurrence of any additional or subsequent events) constitute an event under any RAI Benefit Plan that will or may result in any payment (whether of severance pay or otherwise), acceleration, forgiveness of indebtedness, vesting, distribution, increase in benefits or obligation to fund benefits with respect to any current or former employee, director or consultant of any RAI Company.

         5.16. PATENTS, TRADEMARKS, ETC. To RAI's knowledge, no RAI Company infringes upon or unlawfully or wrongfully uses any Intellectual Property owned or claimed by another Person and no Person infringes on or wrongfully uses any Intellectual Property owned or claimed by RAI, except for those situations that would not have a Material Adverse Effect. To RAI's knowledge, the RAI Companies own or have valid rights to use all Intellectual Property used in the conduct of their business except where the failure to have valid rights to use such Intellectual Property will not have a Material Adverse Effect, free and clear of all Encumbrances, other than Encumbrances which would not have a Material Adverse Effect.

         5.17. ABSENCE OF CERTAIN CHANGES. Since the RAI Balance Sheet Date, the RAI Companies have conducted the RAI Business in the ordinary course, as of the date hereof, there has not been:

             (a) any Material Adverse Effect on the RAI Business or, in the aggregate, Liabilities of the RAI Companies;

             (b) any distribution or payment declared or made in respect of RAI's capital stock by way of dividends, purchase or redemption of shares or otherwise;

             (c) any increase in the compensation payable or to become payable to any current director or officer of any RAI Company, except for merit and seniority increases for employees made in the ordinary course of business, nor any material change in any existing employment, severance, consulting arrangements or any RAI Benefit Plan;

             (d) any sale, assignment or transfer of any RAI Assets, or any additions to or transactions involving any RAI Assets, other than those made in the ordinary course of business or those solely involving the RAI Companies;

             (e) other than in the ordinary course of business, any waiver or release of any material claim or right or cancellation of any material debt held by any RAI Company;

             (f) any change in practice with respect to Taxes, or any election, change of any election, or revocation of any election with respect to Taxes, or any settlement or compromise of any dispute involving a Tax liability;

             (g) (i) any creation, assumption or maintenance of any long-term debt or any short-term debt for borrowed money other than under existing notes payable, lines of credit or other credit facility or in the ordinary course of business or with respect to its Wholly-Owned Subsidiaries; (ii) any assumption, granting of guarantees, endorsements or otherwise becoming liable or responsible (whether directly, contingently or otherwise) for the obligations of any other Person except its Wholly-Owned Subsidiaries; or (iii) any loans, advances or capital contributions to, or investments in, any other Person except its Wholly-Owned Subsidiaries;

             (h) any material agreement, commitment or contract, except agreements, commitments or contracts for the purchase, sale or lease of goods or services in the ordinary course of business;

             (i) other than in the ordinary course of business, any authorization, recommendation, proposal or announcement of an intention to authorize, recommend or propose, or enter into any Contract with respect to, any
(i) plan of liquidation or dissolution, (ii) acquisition of a material amount of assets or securities, (iii) disposition or Encumbrance of a material amount of assets or securities, (iv) merger or consolidation or (v) material change in its capitalization; or

             (j) any change in accounting or Tax procedure or practice.

         5.18. CORPORATE RECORDS. The minute books of each RAI Company contain accurate, complete and current copies of all Charter Documents and of all minutes of meetings, resolutions and other proceedings of its Board of Directors and stockholders.

         5.19. FINDER'S FEES. No Person is or will be entitled to any commission, finder's fee or other payment in connection with the Transactions based on arrangements made by or on behalf of RAI.

         5.20. REORGANIZATION. No RAI Company has or, as of the Closing Date, will have taken any action or failed to take any action which action or failure would result in the failure of the Merger and Share Exchange to qualify as a reorganization within the meaning of Code Section 368(a). RAI has no knowledge of any fact or circumstance that is reasonably likely to prevent the Merger and Share Exchange from qualifying as a reorganization within the meaning of Code
Section 368(a).

         5.21. OWNERSHIP OF MERGER SUBSIDIARY; NO PRIOR ACTIVITIES. The Merger Subsidiary is a Wholly-Owned Subsidiary of RAI created solely for the purpose of effecting the Merger and Share Exchange. As of the date hereof and the Effective Date, except for Liabilities incurred in connection with its incorporation or organization and the Transactions and except for this Agreement and the other Transaction Documents, neither RAI or the Merger Subsidiary has, nor will have, directly or indirectly, through any Subsidiary or Affiliate of RAI, any material Liabilities, engaged in any material business activities of any type or kind whatsoever or entered into any agreements or arrangements with any Person.

                                   ARTICLE VI
                     REPRESENTATIONS AND WARRANTIES OF IBUI

         IBUI hereby represents and warrants to RAI as follows, except as otherwise set forth in the IBUI Disclosure Schedule (items disclosed in one Section of such Schedule shall apply to all other Sections unless specified otherwise):

         6.1. CORPORATE. Each IBUI Company is a corporation duly organized, validly existing and in good standing under the Laws under which it was incorporated. Each IBUI Company is qualified to do business as a foreign corporation in any jurisdiction where it is required to be so qualified, except where the failure to so qualify would not have a Material Adverse Effect. The Charter Documents and bylaws of each IBUI Company (all of which have been delivered or made available to RAI) have been duly adopted and are current, correct and complete. Each IBUI Company has all necessary corporate power and authority to own, lease and operate its part of the IBUI Assets and to carry on its part of the IBUI Business as it is now being conducted.

         6.2. AUTHORIZATION. Each IBUI Company has the requisite corporate power and authority to execute and deliver the Transaction Documents to which it is a party and to perform the Transactions to be performed by it. Such execution, delivery and performance by each IBUI Company has been duly authorized by all necessary corporate action, other than the approval of this Agreement and consummation of the Merger and Share Exchange, which is subject to the approval of the holders of a majority of the outstanding IBUI Common Stock, and are the only consents or approvals of holders of IBUI capital stock required for the consummation of the Transactions. Each Transaction Document executed and delivered by each IBUI Company as of the date hereof has been duly executed and delivered by such IBUI Company and constitutes a valid and binding obligation of such IBUI Company, enforceable against such IBUI Company in accordance with its terms. Any Transaction Document executed and delivered by each IBUI Company after the date hereof will be duly executed and delivered by such IBUI Company and will constitute a valid and binding obligation of such IBUI Company , enforceable against such IBUI Company in accordance with its terms, except as otherwise limited by bankruptcy, insolvency reorganization and other laws affecting creditors rights generally, and except that the remedy of specified performance or other equitable relief is available only at the discretion of the court before which enforcement is sought.

         6.3. VALIDITY OF CONTEMPLATED TRANSACTIONS. Except for compliance with
(i) the Securities Act and the Exchange Act and (ii) the filing of the Articles of Merger and Share Exchange with the Secretary of State of the State of Nevada, neither the execution and delivery by each IBUI Company of the respective Transaction Documents to which it is or will be a party, nor the performance of the Transactions to be performed by it, will require any filing, consent or approval under or constitute a Default, or result in a loss of material benefit under, (a) any Law or Court Order to which any IBUI Company is subject, (b) the Charter Documents or bylaws of any IBUI Company, (c) any other Contracts to which any IBUI Company is a party or by which any of the IBUI Assets may be subject, except for Defaults which would not have a Material Adverse Effect.

         6.4. CAPITALIZATION AND STOCK OWNERSHIP. The total authorized capital stock of IBUI consists of 349,000,000 shares of IBUI Common Stock, par value $0.001 per share and 1,000,000 shares of preferred stock, par value $100.00 per share. Of such authorized capital stock, the only issued and outstanding shares on the date hereof are 267,236,029 shares of IBUI Common Stock and 10,000 shares of preferred stock. There are no existing options, warrants, calls, commitments or other rights of any character (including conversion or preemptive rights) relating to the acquisition of any issued or unissued capital stock or other securities of IBUI. The IBUI Disclosure Schedule sets forth, as of the date hereof, as to each option or warrant, the holder, date of grant, exercise price and number of shares subject thereto. All of the shares of issued and outstanding shares of IBUI Common Stock are validly issued, fully paid and non-assessable.

         6.5. [Intentionally Omitted]

         6.6. REGISTRATION STATEMENT/CONSENT SOLICITATION STATEMENT/PROSPECTUS. None of the information supplied or to be supplied by or on behalf of any IBUI Company specifically for inclusion in the Registration Statement will (except to the extent revised or superseded by amendments or supplements contemplated hereby), at the time of distribution to the IBUI Shareholders, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the information supplied or to be supplied by or on behalf of any IBUI Company specifically for inclusion or incorporation by reference in the Consent Solicitation Statement/Prospectus (as defined in Section 7.1) will (except to the extent revised or superseded by amendments or supplements contemplated hereby), at the date it (or any such amendment or supplement) is mailed to the stockholders of RAI and at the time of the RAI Stockholder Statement Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

         6.7. IBUI SEC REPORTS; FINANCIAL STATEMENTS. IBUI has filed all required forms, reports, statements, schedules and other documents with the SEC since March 31, 1998, including its (a) Annual Reports on Form 10-KSB for the fiscal years ended June 30, 2000, 1999 and 1998, (b) all proxy statements relating to IBUI's meetings of stockholders (whether annual or special) held since July 1999, and (c) all other reports or registration statements filed by IBUI with the SEC since March 31, 1998 (collectively, the "IBUI SEC Reports"). Each of such IBUI SEC Reports, at the time it was filed, complied in all material respects with all applicable requirements of the Securities Act and the Exchange Act, and with the forms and Regulations of the SEC promulgated thereunder, and did not contain at the time filed any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The financial statements, including all related notes and schedules, contained in the IBUI SEC Reports (or incorporated by reference therein) fairly present the consolidated financial position of IBUI as at the respective dates thereof and the consolidated results of operations and cash flows of IBUI for the periods indicated in accordance with GAAP applied on a consistent basis throughout the periods involved (except for changes in accounting principles disclosed in the notes thereto) and subject in the case of interim financial statements to normal year-end adjustments and the absence of notes. For purposes of this Agreement, the balance sheet of IBUI as of June 30, 2000 is referred to as the "IBUI Balance Sheet" and the date thereof is referred to as the "IBUI Balance Sheet Date."

         6.8. TAXES.

             (a) Each IBUI Company (i) has filed (or, in the case of Tax Returns not yet due, will file) with the appropriate governmental agencies all material Tax Returns required to be filed on or before the Effective Date and all such Tax Returns filed were true, correct and complete in all material respects, and
(ii) has paid (or, in the case of Taxes not yet due, will pay), all Taxes shown on such Tax Returns.

             (b) Each IBUI Company has (i) duly paid or caused to be paid all material Taxes and all Taxes shown on Tax Returns that are or were due, except to the extent that a sufficient reserve for Taxes has been reflected on the IBUI Balance Sheet and (ii) provided a sufficient reserve on the IBUI Balance Sheet for the payment of all Taxes not yet due and payable.

             (c) No deficiency in respect of any Taxes which has been assessed against any IBUI Company remains unpaid, except for Taxes being contested in good faith, and IBUI has no knowledge of any unassessed Tax deficiencies or of any audits or investigations pending or threatened against IBUI with respect to any Taxes.

             (d) No IBUI Company has extended or waived the application of any applicable statute of limitations of any jurisdiction regarding the assessment or collection of any Tax or any Tax Return.

             (e) There are no liens for Taxes upon any assets of any IBUI Company except for liens for current Taxes not yet due.

             (f) Each IBUI Company has to its knowledge (i) complied with all material provisions of the Code relating to the withholding and payment of Taxes and (ii) has made all deposits required by applicable Law to be made with respect to employees' withholding and other payroll, employment or other withholding or related Taxes.

             (g) No IBUI Company is a party to any contract, agreement, plan or arrangement that, individually or in the aggregate, or when taken together with any payment that may be made under this Agreement or any agreements contemplated hereby, could give rise to the payment of any "excess parachute payment" within the meaning of Section 280G of the Code.

             (h) No IBUI Company is a party to any agreement relating to the allocating or sharing of the payment of, or liability for, Taxes for any period (or portion thereof).

             (i) To IBUI's knowledge, no IBUI Company has ever been a member of an affiliated group of corporations (within the meaning of Section 1504 of the Code).

         6.9. TITLE TO ASSETS AND RELATED MATTERS. Each IBUI Company has good and marketable title to its part of the IBUI Assets, free from any Encumbrances except (a) any Encumbrance in favor of IBUI, (b) items described in any notes to the consolidated financial statements of IBUI contained in IBUI's Annual Report on Form 10-KSB included in the IBUI SEC Reports, (c) minor matters that would not have a Material Adverse Effect, (d) constitutional and statutory liens arising from the obligation to pay for the provision of materials or services not yet in Default and Taxes not yet due and (e) IBUI Assets transferred among the IBUI Companies.

         6.10. REAL PROPERTY. All material real estate leased by any IBUI Company as of the date hereof and used in the operation of the IBUI Business are disclosed in the IBUI Financial Statements. As of the date hereof, none of the IBUI Companies owns any real property.

         6.11. SUBSIDIARIES. As of the date hereof none of the IBUI Companies owns, directly or indirectly, any interest or investment (whether equity or debt) in any corporation, partnership, limited liability company, business trust, joint venture or other legal entity. IBUI (or another IBUI Company) owns all of the issued and outstanding shares of capital stock of each IBUI Subsidiary, except that Global GPP Corp. is eighty percent (80%) owned by IBUI. There are no existing options, warrants, calls, commitments or other rights of any character (including conversion or preemptive rights) relating to the acquisition or voting of any issued or unissued capital stock or other securities of any IBUI Subsidiary. All of the shares of capital stock of each IBUI Subsidiary are duly and validly authorized and issued, fully paid and non-assessable.

         6.12. LEGAL PROCEEDINGS; COMPLIANCE WITH LAW; GOVERNMENTAL PERMITS.

             (a) There is no Litigation that is pending or, to IBUI's knowledge, threatened against any IBUI Company that would have a Material Adverse Effect. Each IBUI Company is and has been in compliance with all applicable Laws, including Environmental Laws, except where the failure to be in compliance would not have a Material Adverse Effect. There has been no Default under any Laws applicable to any IBUI Company, including Environmental Laws, except for any Defaults that would not have a Material Adverse Effect. There has been no Default with respect to any Court Order applicable to any IBUI Company. No IBUI Company has received any written notice and, to the knowledge of IBUI, no other communication has been received to the effect that it is not in compliance with any applicable Laws, and IBUI has no reason to believe that any presently existing circumstances are likely to result in violations of any applicable Laws, except to the extent that such failures to comply or violations would not have a Material Adverse Effect.

             (b) To IBUI's knowledge, there is no Environmental Condition at any property presently or formerly owned or leased by an IBUI Company which is reasonably likely to have a Material Adverse Effect.

             (c) The IBUI Companies have all Governmental Permits required in connection with the operation of their respective businesses as now being conducted, all of which are in full force and effect, except where the failure to obtain any such Governmental Permit or of any such Governmental Permit to be in full force and effect, would not have a Material Adverse Effect. Each IBUI Company has complied, in all material respects, with all of its Governmental Permits, except where the failure to so comply would not have a Material Adverse Effect

         6.13. CONTRACTS AND COMMITMENTS. The IBUI Disclosure Schedule describes:

             (a) Contracts (excluding letters of intent and agreements in principle) involving IBUI in amounts in excess of $100,000.

             (b) All employment, consulting, management, severance or agency Contracts providing for annual payments of at least $100,000 (y) with any executive officers or directors of IBUI, or (z) allowing the other party to terminate and receive payment based on the execution of this Agreement and consummation of the Transactions, and (ii) any employment agreements with any Person to whom IBUI makes annual salary payments in excess of $100,000.

             (c) All Contracts limiting the freedom of IBUI to compete in any line of business, or with any Person, or in any geographic area or market.

Each Contract providing for payments in excess of $100,000 to which IBUI is a party (i) is legal, valid, binding and enforceable against IBUI except as otherwise limited by bankruptcy, insolvency, reorganization and other laws affecting creditors' rights generally, and except that the remedy of specific performance or other equitable relief is available only at the discretion of the court before which enforcement is sought, and (ii) IBUI, and to IBUI's knowledge, any other party, is not in Default under any such Contract, other than in the case of (i) and (ii) above where the failure to be so would not have a Material Adverse Effect.

         6.14. INITIAL LISTING REQUIREMENT. IBUI exceeds the Initial Listing Requirements for the NASDAQ Small Cap Market, as defined in the listing requirements for the NASDAQ SmallCap Market, except for the minimum required bid price for its common stock.

         6.15. EMPLOYEE RELATIONS. No IBUI Company is (a) a party to, involved in or, to IBUI's knowledge, threatened by, any labor dispute or unfair labor practice charge, or (b) currently negotiating any collective bargaining agreement, and IBUI has not experienced any work stoppage during the last three years.

         6.16. ERISA.

             (a) The IBUI Disclosure Schedule contains a complete list of all Benefit Plans sponsored or maintained by any IBUI Company or under which any IBUI Company may be obligated for its employees, directors or independent contractors ("IBUI Benefit Plans"). IBUI has delivered or made available to RAI
(i) accurate and complete copies of all IBUI Benefit Plan documents and of any summary plan descriptions, summary annual reports and insurance contracts relating thereto, (ii) accurate and complete detailed summaries of all unwritten IBUI Benefit Plans, (iii) accurate and complete copies of the most recent financial statements and actuarial reports with respect to all IBUI Benefit Plans for which financial statements or actuarial reports are required or have been prepared and (iv) accurate and complete copies of all annual reports for all IBUI Benefit Plans (for which annual reports are required) prepared within the last two years.

             (b) All IBUI Benefit Plans conform in all material respects to, and are being administered and operated in material compliance with, the requirements of ERISA, the Code and all other applicable Laws, including applicable Laws of foreign jurisdictions. There have not been any "prohibited transactions," as such term is defined in Section 4975 of the Code or Section 406 of ERISA involving any of the IBUI Benefit Plans, that could subject IBUI to any material penalty or tax imposed under the Code or ERISA.

             (c) Any IBUI Benefit Plan that is intended to be qualified under
Section 401(a) of the Code and exempt from tax under Section 501(a) of the Code has been determined by the Internal Revenue Service to be so qualified, and such determination remains in effect and has not been revoked. Nothing has occurred since the date of any such determination that is reasonably likely to affect adversely such qualification or exemption, or result in the imposition of excise taxes or income taxes on unrelated business income under the Code or ERISA with respect to any IBUI Benefit Plan.

             (d) (i) No IBUI Company has current or contingent obligation to contribute to any multiemployer plan (as defined in Section 3(37) of ERISA) and
(ii) no IBUI Company nor any entity that has been treated as a single employer with any IBUI Company under Sections 414(b), (c), (m) or (o) of the Code, has any liability, contingent or otherwise, under Title IV of ERISA or Section 412 of the Code.

             (e) There are no pending or, to the knowledge of IBUI, threatened claims by or on behalf of any IBUI Benefit Plans, or by or on behalf of any individual participants or beneficiaries of any IBUI Benefit Plans, alleging any breach of fiduciary duty on the part of any IBUI Company or any of the officers, directors or employees of any IBUI Company under ERISA or any other applicable Regulations, or claiming benefit payments other than those made in the ordinary operation of such plans, or alleging any violation of any other applicable Laws. To IBUI's knowledge, the IBUI Benefit Plans are not the subject of any investigation, audit or action by the Internal Revenue Service, the Department of Labor or the Pension Benefit Guaranty Corporation ("PBGC"). Each IBUI Company has made all required contributions under the IBUI Benefit Plans including the payment of any premiums payable to the PBGC and other insurance premiums.

             (f) With respect to any IBUI Benefit Plan that is an employee welfare benefit plan (within the meaning of Section 3(1) of ERISA) (an "IBUI Welfare Plan"), (i) each IBUI Welfare Plan for which contributions are claimed as deductions under any provision of the Code is in material compliance with all applicable requirements pertaining to such deduction, (ii) with respect to any welfare benefit fund (within the meaning of Section 419 of the Code) related to an IBUI Welfare Plan, there is no disqualified benefit (within the meaning of Section 4976(b) of the Code) that would result in the imposition of a tax under
Section 4976(a) of the Code, and (iii) any IBUI Benefit Plan that is a group health plan (within the meaning of Section 4980B(g)(2) of the Code) complies, and in each and every case has complied, with all of the material requirements of Section 4980B of the Code, ERISA, Title XXII of the Public Health Service Act and the applicable provisions of the Social Security Act.

             (g) The execution of this Agreement and the performance of the Transactions will not (either alone or in combination with the occurrence of any additional or subsequent events) constitute an event under any IBUI Benefit Plan that will or may result in any payment (whether of severance pay or otherwise), acceleration, forgiveness of indebtedness, vesting, distribution, increase in benefits or obligation to fund benefits with respect to any current or former employee, director or consultant of any IBUI Company.

         6.17. PATENTS, TRADEMARKS, ETC. To IBUI's knowledge, no IBUI Company infringes upon or unlawfully or wrongfully use any Intellectual Property owned or claimed by another Person and no Person infringes on or wrongfully uses any Intellectual Property owned or claimed by any IBUI Company, except for those situations that would not have a Material Adverse Effect. The IBUI Companies own or have valid rights to use all Intellectual Property used in the conduct of their business except where the failure to have valid rights to use such

Intellectual Property will not have a Material Adverse Effect, free and clear of all Encumbrances, other than Encumbrances which would not have a Material Adverse Effect.

         6.18. ABSENCE OF CERTAIN CHANGES. Since the IBUI Balance Sheet Date, the IBUI Companies have conducted the IBUI Business in the ordinary course, as of the date hereof, there has not been:

             (a) any Material Adverse Effect on the IBUI Business or, in the aggregate, Liabilities of the IBUI Companies;

             (b) any distribution or payment declared or made in respect of IBUI's capital stock by way of dividends, purchase or redemption of shares or otherwise;

             (c) any increase in the compensation payable or to become payable to any current director or officer of any IBUI Company, except for merit and seniority increases for employees made in the ordinary course of business, nor any material change in any existing employment, severance, consulting arrangements or any IBUI Benefit Plan;

             (d) any sale, assignment or transfer of any IBUI Assets, or any additions to or transactions involving any IBUI Assets, other than those made in the ordinary course of business or those solely involving the IBUI Companies;

             (e) other than in the ordinary course of business, any waiver or release of any material claim or right or cancellation of any material debt held by any IBUI Company;

             (f) any change in practice with respect to Taxes, or any election, change of any election, or revocation of any election with respect to Taxes, or any settlement or compromise of any dispute involving a Tax liability;

             (g) (i) any creation, assumption or maintenance of any long-term debt or any short-term debt for borrowed money other than under existing notes payable, lines of credit or other credit facility or in the ordinary course of business (ii) any assumption, granting of guarantees, endorsements or otherwise becoming liable or responsible (whether directly, contingently or otherwise) for the obligations of any other Person or (iii) any loans, advances or capital contributions to, or investments in, any other Person except its Wholly-Owned Subsidiaries;

             (h) any material agreement, commitment or contract, except agreements, commitments or contracts for the purchase, sale or lease of goods or services in the ordinary course of business;

             (i) other than in the ordinary course of business, any authorization, recommendation, proposal or announcement of an intention to authorize, recommend or propose, or enter into any Contract with respect to, any
(i) plan of liquidation or dissolution, (ii) acquisition of a material amount of assets or securities, (iii) disposition or Encumbrance of a material amount of assets or securities, (iv) merger or consolidation or (v) material change in its capitalization; or

             (j) any change in accounting or Tax procedure or practice.

         6.19. CORPORATE RECORDS. The minute books of each IBUI Company contain accurate, complete and current copies of all Charter Documents and of all minutes of meetings, resolutions and other proceedings of its Board of Directors and stockholders.

         6.20. FINDER'S FEES. No Person is or will be entitled to any commission, finder's fee or other payment in connection with the Transactions based on arrangements made by or on behalf of IBUI.

         6.21. REORGANIZATION. No IBUI Company has not or, as of the Closing Date, will have not taken any action or failed to take any action which action or failure would result in the failure of the Merger and Share Exchange to qualify as a reorganization within the meaning of Code Section 368(a). IBUI has no knowledge of any fact or circumstance that is reasonably likely to prevent the Merger and Share Exchange from qualifying as a reorganization within the meaning of Code Section 368(a).

                                  ARTICLE VII
                           REGISTRATION STATEMENT AND
                         CONSENT SOLICITATION STATEMENT

         7.1. REGISTRATION STATEMENT AND CONSENT SOLICITATION STATEMENT. In connection with the subject Merger and Share Exchange and the solicitation of stockholder consents thereto and pursuant to Rule 145, RAI shall file a Registration Statement on Form S-4 (the "Registration Statement"), with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), the Registration Statement to include as Part I thereof the prospectus and consent solicitation statement to be transmitted to the IBUI Stockholders (such prospectus and consent solicitation statement, as from time to time amended and/or supplemented, hereinafter referred to as the "Consent Solicitation Statement/Prospectus") (a) with respect to the solicitation of consents from the IBUI Stockholders to the subject merger and share exchange pursuant to Section 92A.120 of the Nevada Law and Section 14(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (b) with respect to the distribution of the shares of RAI Common Stock to the IBUI Stockholders in exchange for their shares of the IBUI Common Stock pursuant to the terms of this Agreement, the subject Merger and Share Exchange, the Securities Act and the rules and regulations promulgated thereunder. In connection with the preparation, utilization and/or distribution of the Consent Solicitation Statement/Prospectus to be issued and distributed to the IBUI Stockholders in connection with the Merger and Share Exchange and the preparation and utilization of the Registration Statement of which the Consent Solicitation Statement/Prospectus constitutes Part I thereof, the parties shall follow the procedures as provided in this Section 7.

             (a) The parties hereto shall cooperate in the preparation thereof consistent with the applicable requirements of Nevada Law, the Securities Act and the Exchange Act and the rules and regulations promulgated under the Securities Act and the Exchange Act by the SEC; and, without limiting the generality of the foregoing, each of RAI and IBUI shall promptly supply to the other any and all information and material (relating to itself and/or the subject transaction) as may be requested or required in connection with the preparation and filing of the Registration Statement, including, without limitation, all information concerning their respective officers, directors and principal stockholders that is reasonably requested for inclusion in the Consent Solicitation Statement/Prospectus; and each shall take and perform such other and further acts and actions as shall be necessary or appropriate to cause the prompt preparation, completion, filing, review, finalization and clearance of the Registration Statement.

             (b) Subject to the Registration Statement being declared effective by the SEC, the Consent Solicitation Statement/Prospectus, and any other communication required by the Exchange Act or the rules and regulations promulgated thereunder or reasonably requested by RAI, shall be mailed by IBUI or its transfer agent to the IBUI Stockholders as soon after such effective date as is reasonably possible. Subsequent thereto, IBUI shall transmit to the IBUI Stockholders such amended and/or supplemental consent solicitation materials as may be necessary, in light of subsequent developments or otherwise, to render the Consent Solicitation Statement/Prospectus, as so amended or supplemented, not false or misleading with respect to any material fact and so as not to omit to state any information necessary to make the statements made, within the context made, not misleading. Prior to the Effective Date (or earlier termination of this Agreement) neither party hereto shall distribute any material (other than the Consent Solicitation Statement/Prospectus as herein provided) which might constitute, or be deemed to constitute, a "prospectus" relating to the Merger and Share Exchange within the meaning of the Securities Act without the prior written consent of all of the parties hereto in each instance.

             (c) IBUI hereby authorizes the utilization by RAI in the Registration Statement, or in any filing with a state securities administrator, of all information concerning IBUI either provided to RAI by IBUI in connection with or contained in the Consent Solicitation Statement/Prospectus and/or contained in any filings heretofore made by IBUI pursuant to the Securities Act and/or the Exchange Act. IBUI shall promptly advise RAI if at any time any of such information or material is or becomes incorrect, inaccurate or incomplete in any material respect and, in connection therewith, IBUI shall provide RAI with such information and material as shall be needed to correct any such inaccuracy or omission. RAI shall promptly advise IBUI if at any time any of the information or material contained in the Registration Statement and supplied by RAI is or becomes incorrect, inaccurate or incomplete in any material respect. RAI shall cause the preparation, review, clearance, approval and distribution of such amended or supplemented material as shall be necessary to correct or eliminate any such inaccuracies and/or omissions as provided in this Section 12.

             (d) Each of RAI and IBUI covenants and warrants to the other that any and all information and/or material supplied by it to the other and/or in connection with the Registration Statement and/or the within transactions (i) will, at the time made and at each Relevant Date (as hereinafter defined), be true and correct in all material respects; (ii) will comply in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations promulgated thereunder by the SEC; and (iii) will not contain any statement which, at the time, and at each Relevant Date and in light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein made not false or misleading. For the purposes of this Agreement, the term "Relevant Date" shall be and mean each of (x) the effective date of the Registration Statement, (y) the mailing date of the Consent Solicitation Statement/Prospectus and (z) the Effective Date. Each of RAI and IBUI specifically agrees to indemnify and hold harmless the other (and their respective officers, directors, employees, agents and representatives) from and against any and all costs, expenses, losses, demands, claims and liabilities of every kind, nature and description (including reasonable attorneys' fees) arising out of, or relating to any breach or anticipatory breach by it of its duties and obligations pursuant to this Section 12(d) hereof.

         7.2. REGISTRATION EXPENSES.

             (a) All fees and expenses incident to the performance of or compliance with this Agreement by RAI shall be borne by RAI whether or not the Registration Statement is filed or becomes effective and whether or not any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the Nasdaq Stock Market and (B) in compliance with state securities or Blue Sky laws
(ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is requested by the Majority Holders) (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for RAI and, (v) fees and disbursements of all independent certified public accountants,
(vi) Securities Act liability insurance, if RAI so desires such insurance, and
(vii) fees and expenses of all other Persons retained by RAI in connection with the consummation of the transactions contemplated by this Article VII. In addition, RAI shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and, the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange or market on which similar securities issued by RAI are then listed.

             (b) Notwithstanding anything to the contrary herein, IBUI shall be responsible for the cost of the fees and expenses of its attorneys and accountants.

         7.3. INDEMNIFICATION.

             (a) RAI shall, notwithstanding termination of this Agreement and without limitation as to time, indemnify and hold harmless IBUI and each of its officers and directors and employees, each Person who controls IBUI (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and attorneys' and expert fees) and expenses (collectively, "Losses"), as incurred, arising out of or relating to any breach of any warranty or representation contained herein, any untrue or alleged untrue statement of a material fact contained in the Registration Statement or the Consent Solicitation Statement/Prospectus or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except solely to the extent that (i) such untrue statements or omissions are based solely upon information regarding IBUI furnished in writing to RAI by or on behalf of IBUI expressly for use therein, which information was relied on by RAI for use therein or (ii) such information relates to IBUI or IBUI's proposed method of distribution of Registrable Securities and was furnished in writing to RAI by or on behalf of IBUI expressly for use therein. RAI shall notify the IBUI promptly of the institution, threat or assertion of any Proceeding of which RAI is aware in connection with the transactions contemplated by this Agreement.

             (b) In connection with the Registration Statement, IBUI shall furnish to RAI in writing such information as RAI reasonably requests for use in connection with the Registration Statement or any Prospectus and agrees to indemnify and hold harmless RAI, their directors, officers, agents and employees, each Person who controls RAI (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review) arising solely out of or based solely upon any untrue statement of a material fact contained in the information provided to RAI as provided for hereinabove, and only to the extent, that (i) such untrue statement or omission is contained in any information furnished in writing by IBUI to RAI specifically for inclusion in the Registration Statement or such Prospectus and such information was relied upon by RAI for use in the Registration Statement, such Prospectus or such form of prospectus or (ii) such information relates to IBUI or IBUI's proposed method of distribution of Registrable Securities and was furnished in writing by or on behalf of IBUI to RAI specifically for inclusion in the Registration Statement or such Prospectus and such information was relied upon by RAI for use in the Registration Statement, such Prospectus or such form of prospectus.

             (c) If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (a "Registration Indemnified Party"), such Registration Indemnified Party promptly shall notify the Person from whom indemnity is sought (the "Registration Indemnifying Party") in writing, and the Registration Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Registration Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Registration Indemnified Party to give such notice shall not relieve the Registration Indemnifying Party of its obligations or liabilities pursuant to this Article VII, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Registration Indemnifying Party.

         A Registration Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Registration Indemnified Party or Parties unless: (1) the Registration Indemnifying Party has agreed to pay such fees and expenses; or (2) the Registration Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Registration Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Registration Indemnified Party and the Registration Indemnifying Party, and such Registration Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Registration Indemnified Party and the Registration Indemnifying Party (in which case, if such Registration Indemnified Party notifies the Registration Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Registration Indemnifying Party, the Registration Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Registration Indemnifying Party). The Registration Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Registration Indemnifying Party shall, without the prior written consent of the Registration Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Registration Indemnified Party is a party, unless such settlement includes an unconditional release of such Registration Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

         All fees and expenses of the Registration Indemnified Party to which the Registration Indemnified Party is entitled hereunder (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Registration Indemnified Party, as incurred, within ten (10) Business Days of written notice thereof to the Registration Indemnifying Party.

             (d) If a claim for indemnification under Section 7.3(a) or 7.3(b) is unavailable to a Registration Indemnified Party or is insufficient to hold such Registration Indemnified Party harmless for any Losses in respect of which this would apply by its terms (other than by reason of exceptions provided in this Section 7.3(d), then each Registration Indemnifying Party, in lieu of indemnifying such Registration Indemnified Party, shall contribute to the amount paid or payable by such Registration Indemnified Party as a result of such Losses, (i) in such proportion as is appropriate to reflect the relative benefits received by the Registration Indemnifying Party on the one hand and the Registration Indemnified Party on the other from the distribution of the Registrable Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Registration Indemnifying Party and Registration Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Registration Indemnifying Party and Registration Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Registration Indemnifying Party or Registration Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 7.3(c), any attorneys' or other fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party.

         The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7.3(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

             (e) No Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that any person has otherwise been required to pay by reason of such Holder's untrue or alleged untrue statement or omission or alleged omission.

             (f) The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

         7.4. RULE 144. RAI shall file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time RAI is not required to file such reports, they will, upon the request of any Holder, make publicly available other information so long as necessary to permit sales of its securities pursuant to Rule 144. RAI further covenants that it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144. Upon the request of any Holder, RAI shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements.

                                  ARTICLE VIII
                            COVENANTS OF THE PARTIES

         8.1. PROXY STATEMENT. RAI and IBUI will each prepare and file with the SEC as soon as reasonably practicable after the date hereof a proxy statement to be filed under the Exchange Act by such Party and to be distributed by such Party in connection with such Party's Stockholder Meeting (each, a "Proxy Statement, and together, the "Proxy Statements"). Each Party shall allow the other Party the opportunity to review and comment on the Proxy Statement prior to filing with the SEC. Each Party will furnish to the other Party all information concerning itself and its Subsidiaries as the other Party or its counsel may reasonably request and that is required or customary for inclusion in the such Proxy Statement. Notwithstanding anything to the contrary contained in this Agreement, IBUI shall bear all expenses incurred by RAI in the preparation, filing and distribution of the Proxy Statement.

         8.2. NO SOLICITATION.

             (a) From and after the date hereof, RAI, without the prior written consent of IBUI, will not, and will not authorize or permit any of its Subsidiaries or its Party Representatives to, directly or indirectly, solicit, initiate or encourage (including by way of furnishing information) or take any other action to facilitate knowingly any inquiries or the making of any proposal which constitutes or may reasonably be expected to lead to an

Acquisition Proposal (as defined below) from any Person, or engage in any discussion or negotiations relating thereto or accept any Acquisition Proposal; provided, however, that notwithstanding any other provision hereof, RAI may at any time prior to the time RAI's stockholders shall have voted to approve this Agreement, engage in discussions or negotiations with a third party who (without any solicitation, initiation, encouragement, discussion or negotiation, directly or indirectly, by or with any RAI Company or its Party Representatives after the date hereof) seeks to initiate such discussions or negotiations and may furnish such third party information concerning RAI and its Business and Assets if, and only to the extent that, (i)(x) the third party has first made an Acquisition Proposal that is (as determined in good faith by the RAI Board of Directors after consultation with its legal and financial advisor) financially superior to the Transactions and has demonstrated that the funds necessary for the Acquisition Proposal are reasonably likely to be available and the Acquisition Proposal is reasonably capable of consummation in accordance with its terms (as determined in good faith in each case by RAI's Board of Directors after consultation with its legal and financial advisors) and (y) RAI's Board of Directors shall conclude in good faith, after considering applicable provisions of applicable Law, on the basis of advice of its counsel, that such action is necessary for the Board of Directors to act in a manner consistent with its fiduciary duties under applicable Law and (ii) prior to furnishing such information to or entering into discussions or negotiations with such Person, RAI (x) provides prompt notice to IBUI to the effect that it is furnishing information to or entering into discussions or negotiations with such Person and
(y) receives from such Person an executed confidentiality agreement in reasonably customary form. RAI shall immediately cease and terminate any existing solicitation, initiation, encouragement, activity, discussion or negotiation with any Persons conducted heretofore by RAI or its Party Representatives with respect to the foregoing. RAI shall not release any third party from, or waive any provision of, any standstill agreement to which it is a party or any confidentiality agreement between it and another Person who has made an Acquisition Proposal, unless such Person has made an Acquisition Proposal meeting the criteria set forth in clause (a)(i)(x) above and RAI's Board of Directors shall conclude in good faith, after considering applicable provisions of applicable Law, on the basis of advice of its counsel, that such action is necessary for the Board of Directors to act in a manner consistent with its fiduciary duties under applicable Law. RAI shall immediately notify IBUI orally (with a prompt written confirmation) of any such inquiries, offers or proposals (including the terms and conditions of any such proposal and the identity of the Person making it and shall provide copies of any such written inquiries, offers or proposals), shall keep IBUI informed of the status and details of any such inquiry, offer or proposal (and agrees that any material modification of the terms of an inquiry or proposal shall constitute a new inquiry or proposal), and shall give IBUI two (2) business days' advance notice of any agreement to be entered into with, or any information to be supplied to, any Person making such inquiry, offer or proposal (no such agreement, other than a confidentiality agreement as set forth in this Section, to be executed or agreed prior to the termination of this Agreement in accordance with its terms). As used herein, "Acquisition Proposal" shall mean a bona fide proposal or offer (other than by IBUI) for a tender or exchange offer, merger, consolidation or other business combination involving RAI or any Subsidiary thereof, of any proposal to acquire in any manner a substantial equity interest in, or a substantial amount of the assets of, RAI or any such Subsidiary.

             (b) From and after the date hereof, IBUI, without the prior written consent of RAI, will not, and will not authorize or permit any of its Subsidiaries or its Party Representatives to, directly or indirectly, solicit, initiate or encourage (including by way of furnishing information) or take any other action to facilitate knowingly any inquiries or the making of any proposal which constitutes or may reasonably be expected to lead to an Acquisition Proposal (as defined above) from any Person, or engage in any discussion or negotiations relating thereto or accept any Acquisition Proposal; provided, however, that notwithstanding any other provision hereof, IBUI may at any time prior to the time the Shareholders shall have voted to approve this Agreement, engage in discussions or negotiations with a third party who (without any solicitation, initiation, encouragement, discussion or negotiation, directly or indirectly, by or with IBUI or its Party Representatives after the date hereof) seeks to initiate such discussions or negotiations and may furnish such third party information concerning IBUI and its Business and Assets if, and only to the extent that, (i)(x) the third party has first made an Acquisition Proposal that is (as determined in good faith by the IBUI Board of Directors after consultation with its legal and financial advisor) financially superior to the Transactions and has demonstrated that the funds necessary for the Acquisition Proposal are reasonably likely to be available and the Acquisition Proposal is reasonably capable of consummation in accordance with its terms (as determined in good faith in each case by IBUI's Board of Directors after consultation with its legal and financial advisors) and
(y) IBUI's Board of Directors shall conclude in good faith, after considering applicable provisions of applicable Law, on the basis of advice of its counsel, that such action is necessary for the Board of Directors to act in a manner consistent with its fiduciary duties under applicable Law and (ii) prior to furnishing such information to or entering into discussions or negotiations with such Person, IBUI (x) provides prompt notice to RAI to the effect that it is furnishing information to or entering into discussions or negotiations with such Person and (y) receives from such Person an executed confidentiality agreement in reasonably customary form. IBUI shall immediately cease and terminate any existing solicitation, initiation, encouragement, activity, discussion or negotiation with any Persons conducted heretofore by IBUI or its Party Representatives with respect to the foregoing. IBUI shall not release any third party from, or waive any provision of, any standstill agreement to which it is a party or any confidentiality agreement between it and another Person who has made an Acquisition Proposal, unless such Person has made an Acquisition Proposal meeting the criteria set forth in clause (a)(i)(x) above and IBUI's Board of Directors shall conclude in good faith, after considering applicable provisions of applicable Law, on the basis of advice of its counsel, that such action is necessary for the Board of Directors to act in a manner consistent with its fiduciary duties under applicable Law. IBUI shall immediately notify RAI orally (with a prompt written confirmation) of any such inquiries, offers or proposals (including the terms and conditions of any such proposal and the identity of the Person making it and shall provide copies of any such written inquiries, offers or proposals), shall keep RAI informed of the status and details of any such inquiry, offer or proposal (and agrees that any material modification of the terms of an inquiry or proposal shall constitute a new inquiry or proposal) , and shall give RAI two (2) business days' advance notice of any agreement to be entered into with, or any information to be supplied to, any Person making such inquiry, offer or proposal (no such agreement, other than a confidentiality agreement as set forth in this Section, to be executed or agreed prior to the termination of this Agreement in accordance with its terms).

         8.3. NOTIFICATION OF CERTAIN MATTERS. Each of RAI and IBUI shall give prompt notice to each other of the following:

             (a) the occurrence or nonoccurrence of any event whose occurrence or nonoccurrence would be likely to cause either (i) any representation or warranty contained in this

Agreement to be untrue or inaccurate in any material respect at any time from the date hereof to the Effective Date, or (ii) directly or indirectly, any Material Adverse Effect;

             (b) any material failure of such Party, or any officer, director, employee or agent of any thereof, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; and

             (c) any facts relating to such Party which would make it necessary or advisable to amend the Proxy Statement in order to make the statements therein not misleading or to comply with applicable Law; provided, however, that the delivery of any notice pursuant to this Section 8.3 shall not limit or otherwise affect the remedies available hereunder to the Party receiving such notice.

         8.4. ACCESS TO INFORMATION.

             (a) From the date hereof to the Effective Date, RAI and IBUI shall, and shall cause its respective Subsidiaries, and its officers, directors, employees, auditors, counsel and agents to afford the officers, employees, auditors, counsel, financial advisors and agents of the other Party complete access at all reasonable times to such Party's and its Subsidiaries' officers, employees, auditors, counsel, agents, properties, offices and other facilities and to all of their respective books and records, and shall furnish the other with all financial, operating and other data and information as such other Party may reasonably request.

             (b) All information so received from the other Party shall be deemed received pursuant to the confidentiality agreement provisions in the Letter of Intent dated May 10, 2001 heretofore executed and delivered by IBUI and RAI (the "Confidentiality Agreement"), and each such Party shall, and shall cause its Subsidiaries and each of its and their respective officers, directors, employees, auditors, counsel, financial advisors and agents ("Party Representatives"), to comply with the provisions of the Confidentiality Agreement with respect to such information. The provisions of the Confidentiality Agreement are hereby incorporated herein by reference with the same effect as if fully set forth herein.

         8.5. PUBLIC ANNOUNCEMENTS. RAI and IBUI (a) shall use all reasonable efforts to develop a joint communications plan and each Party shall use all reasonable efforts to ensure that all press releases and other public statements with respect to the Transactions shall be consistent with such joint communications plan or, to the extent inconsistent therewith, shall have received the prior written approval of the other and (b) before issuing any press release or otherwise making any public statements with respect to the Transactions, will consult with each other as to its form and substance and shall not issue any such press release or make any such public statement prior to such consultation, except for each of (a) and (b) above as may be required by Law (it being agreed that the Parties hereto are entitled to disclose all requisite information concerning the Transactions in any filings required with the SEC) or the rules and regulations of the Nasdaq Stock Market, Inc.

         8.6. COOPERATION. Upon the terms and subject to the conditions hereof, each of the Parties shall use its commercially reasonable efforts to take or cause to be taken all actions and to do or cause to be done all things necessary, proper or advisable to consummate as promptly as practicable the Transactions and shall use its commercially reasonable efforts to obtain all RAI Required Consents and IBUI Required Consents, and to effect all necessary filings under the Securities Act and the Exchange Act. Without limiting the generality of the foregoing, each Party shall use all commercially reasonable efforts to take, or cause to be taken, all other actions and to do, or cause to be done, all other things necessary, proper or advisable to fulfill the conditions herein to the extent that the fulfillment thereof is within a Party's control.

         8.7. REORGANIZATION. From and after the date hereof and until the Effective Date, neither RAI or IBUI, nor any of their respective Subsidiaries shall knowingly take any action, or knowingly fail to take any action, that would jeopardize qualification of the Merger and Share Exchange as a reorganization within the meaning of Section 368(a) of the Code. Notwithstanding that there is no guaranty of qualification, the Parties agree that the Merger and Share Exchange is intended to be a tax-free reorganization under Section 368 of the Code, and this Agreement is intended to be a "plan of reorganization" within the meaning of the regulations promulgated under such section of the Code.

                                   ARTICLE IX
                                COVENANTS OF RAI

         9.1. OPERATION OF THE BUSINESS. Except as contemplated by this Agreement or as expressly agreed to in writing by IBUI, during the period from the date of this Agreement to the Effective Date, RAI and its Subsidiaries will conduct their operations only in the ordinary course of business consistent with sound financial, operational and regulatory practice, and will take no action which would materially adversely affect their ability to consummate the Transactions. Without limiting the generality of the foregoing, except as otherwise expressly provided in this Agreement or except as disclosed in the RAI Disclosure Schedule, prior to the Effective Date, neither RAI nor any of its Subsidiaries will, without the prior written consent of IBUI:

             (a) amend its Charter Documents or bylaws (or similar organizational documents);

             (b) authorize for issuance, issue, sell, deliver, grant any options for, or otherwise agree or commit to issue, sell or deliver any shares of its capital stock or any other securities, other than pursuant to and in accordance with the terms of any existing RAI options or warrants listed on the RAI Disclosure Schedule;

             (c) recapitalize, split, combine or reclassify any shares of its capital stock; declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock; or purchase, redeem or otherwise acquire any of its or its Subsidiaries' securities or modify any of the terms of any such securities, except for the Reverse Stock Split as defined in Section 9.8 hereof.

             (d) (i) create, incur, assume or permit to exist any long-term debt or any short-term debt for borrowed money other than under existing notes payable, lines of credit or other credit facilities or in the ordinary course of business, or with respect to its Wholly-Owned Subsidiaries in the ordinary course of business, or with respect to its Wholly-Owned

Subsidiaries; (ii) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other Person except its Wholly-Owned Subsidiaries in the ordinary course of business or as otherwise may be contractually required and disclosed in the RAI Disclosure Schedule; or (iii) make any loans, advances or capital contributions to, or investments in, any other Person except its Wholly-Owned Subsidiaries;

             (e) (i) amend any RAI Benefit Plan or (ii) except in the ordinary course of business consistent with usual practice or established policy (a) increase in any manner the rate of compensation of any of its directors, officers or other employees everywhere, except for increases in the ordinary course of business; (b) pay or agree to pay any bonus, pension, retirement allowance, severance or other employee benefit except as required under currently existing RAI Benefit Plans disclosed in the RAI Disclosure Schedule or in the ordinary course of business; or (c) amend, terminate or enter into any employment, consulting, severance, change in control or similar agreements or arrangements with any of its directors, officers or other employees;

             (f) enter into any material agreement, commitment or contract, except agreements, commitments or contracts for the purchase, sale or lease of goods or services in the ordinary course of business;

             (g) other than in the ordinary course of business, authorize, recommend, propose or announce an intention to authorize, recommend or propose, or enter into any Contract with respect to, any (i) plan of liquidation or dissolution, (ii) acquisition of a material amount of assets or securities,
(iii) disposition or Encumbrance of a material amount of assets or securities,
(iv) merger or consolidation or (v) material change in its capitalization;

             (h) change any material accounting or Tax procedure or practice;

             (i) take any action the taking of which, or knowingly omit to take any action the omission of which, would cause any of the representations and warranties herein to fail to be true and correct in all material respects as of the date of such action or omission as though made at and as of the date of such action or omission;

             (j) compromise, settle or otherwise modify any material claim or litigation not identified in the RAI Disclosure Schedule; or

             (k) commit or agree to do any of the foregoing.

         9.2. RAI STOCKHOLDER MEETING. RAI shall cause a meeting of its stockholders (the "RAI Stockholder Meeting") to be duly called and held as soon as reasonably practicable for the purpose of voting on the adoption of this Agreement and the Merger and Share Exchange as required by the DGCL and the Nasdaq Stock Market. Subject to their fiduciary duties, the directors of RAI shall recommend such adoption of this Agreement and the Merger and Share Exchange by RAI's stockholders and the other matters to be voted upon. In connection with such meeting, RAI (a) will mail to its stockholders as promptly as practicable the Proxy Statement and all other proxy materials for such meeting, (b) will use all reasonable efforts to obtain the necessary approvals by its stockholders of this Agreement and the Transactions, and (c) will otherwise comply with all legal requirements applicable to such meeting.

         9.3. MAINTENANCE OF THE ASSETS. RAI shall, and shall cause each other RAI Company to, use its reasonable best efforts to continue to maintain and service the RAI Assets consistent with past practice. RAI shall not, and shall cause each other RAI Company not to, directly or indirectly, sell or encumber all or any part of the RAI Assets, other than sales in the ordinary course of business or sales to or Encumbrances in favor of any other RAI Company, or initiate or participate in any discussions or negotiations or enter into any agreement to do any of the foregoing.

         9.4. EMPLOYEES AND BUSINESS RELATIONS. RAI shall, and shall cause each other RAI Company to, use commercially reasonable efforts to keep available the services of its current employees and agents and to maintain its relations and goodwill with its suppliers, customers, distributors and any others having business relations with it.

         9.5. CERTAIN TAX MATTERS. From the date hereof until the Effective Date, (a) RAI and each of its Subsidiaries will prepare and file, in the manner required by applicable Law, all Tax Returns (the "Post-Signing Returns") required to be filed under applicable Law; (b) RAI and each of its Subsidiaries will timely pay all Taxes shown as due and payable on such Post-Signing Returns that are so filed; (c) RAI and each of its Subsidiaries will make provision for all Taxes payable by RAI and/or any such Subsidiary under applicable Law for which no Post-Signing Return is due prior to the Effective Date; and (d) RAI will promptly notify IBUI in writing of any action, suit, proceeding, claim or audit pending against or with respect to RAI or any of its Subsidiaries in respect of any Tax that is not disclosed on the RAI Disclosure Schedule.

         9.6. MAINTENANCE OF LISTING. RAI will use its best efforts to maintain the listing of RAI Common Stock on the Nasdaq Small Cap Market and to keep current its filings with the SEC as required under Section 13 of the Exchange Act. RAI shall immediately notify IBUI of, and provide IBUI a copy of, any notice or correspondence from the Nasdaq Stock Market Inc.

         9.7. STATE ANTI-TAKEOVER LAW. If any "business combination," "moratorium," "control share," "fair price," "interested shareholder," "affiliated transaction" or other anti-takeover statute or regulation under the DGCL or Nevada Law (i) prohibits or restricts RAI's ability to perform its obligations under this Agreement or any party's ability to consummate the Merger and Share Exchange or the other transactions contemplated hereby or thereby, or
(ii) would have the effect of invalidating or voiding this Agreement or any provision hereof, then RAI shall use its best efforts to obtain any necessary consents or approvals so that the foregoing shall not apply.

         9.8. REVERSE STOCK SPLIT. Prior to the Closing Date, RAI shall have conducted a reverse split of its Common Stock on a 1:6 basis (the "Reverse Stock Split").

                                   ARTICLE X
                                COVENANTS OF IBUI

         10.1. OPERATION OF THE BUSINESS. Except as contemplated by this Agreement or as expressly agreed to in writing by RAI, during the period from the date of this Agreement to the Effective Date, IBUI and its subsidiaries will conduct its operations only in the ordinary course of business consistent with sound financial, operational and regulatory practice, and will take no action which would materially adversely affect its ability to consummate the Transactions. Without limiting the generality of the foregoing, except as otherwise expressly provided in this Agreement or except as disclosed in the IBUI Disclosure Schedule, prior to the Effective Date, IBUI will not, without the prior written consent of RAI:

             (a) amend its Charter Documents or bylaws (or similar organizational documents);

             (b) authorize for issuance, issue, sell, deliver, grant any options for, or otherwise agree or commit to issue, sell or deliver any shares of its capital stock or any other securities, other than pursuant to and in accordance with the terms of any Existing Options or IBUI Warrants listed on the IBUI Disclosure Schedule;

             (c) recapitalize, split, combine or reclassify any shares of its capital stock; declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock; or purchase, redeem or otherwise acquire any of its securities or modify any of the terms of any such securities;

             (d) (i) create, incur, assume or permit to exist any long-term debt or any short-term debt for borrowed money other than under existing notes payable, lines of credit or other credit facilities or in the ordinary course of business, or with respect to its Wholly-Owned Subsidiaries ; (ii) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other Person except its Wholly-Owned Subsidiaries in the ordinary course of business or as otherwise may be contractually required and disclosed in the IBUI Disclosure Schedule; or
(iii) make any loans, advances or capital contributions to, or investments in, any other Person;

             (e) (i) amend any IBUI Benefit Plan or (ii) except in the ordinary course of business consistent with usual practice or established policy (a) increase in any manner the rate of compensation of any of its directors, officers or other employees everywhere, except for increases in the ordinary course of business; (b) pay or agree to pay any bonus, pension, retirement allowance, severance or other employee benefit except as required under currently existing IBUI Benefit Plans disclosed in the IBUI Disclosure Schedule or in the ordinary course of business; or (c) amend, terminate or enter into any employment, consulting, severance, change in control or similar agreements or arrangements with any of its directors, officers or other employees;

             (f) enter into any material agreement, commitment or contract, except agreements, commitments or contracts for the purchase, sale or lease of goods or services in the ordinary course of business;

             (g) other than in the ordinary course of business, authorize, recommend, propose or announce an intention to authorize, recommend or propose, or enter into any Contract with respect to, any (i) plan of liquidation or dissolution, (ii) acquisition of a material amount of assets or securities,
(iii) disposition or Encumbrance of a material amount of assets or securities,
(iv) merger or consolidation or (v) material change in its capitalization;

             (h) change any material accounting or Tax procedure or practice;

             (i) take any action the taking of which, or knowingly omit to take any action the omission of which, would cause any of the representations and warranties herein to fail to be true and correct in all material respects as of the date of such action or omission as though made at and as of the date of such action or omission;

             (j) compromise, settle or otherwise modify any material claim or litigation not identified in the IBUI Disclosure Schedule; or

             (k) commit or agree to do any of the foregoing.

         10.2. IBUI SHAREHOLDER MEETING. IBUI shall cause a meeting of the IBUI Shareholders (the "IBUI Shareholder Meeting") to be duly called and held as soon as reasonably practicable for the purpose of voting on the adoption of this Agreement and the Merger and Share Exchange as required by Nevada Law. Subject to their fiduciary duties, the directors of IBUI shall recommend such adoption of this Agreement and the Merger and Share Exchange by IBUI's stockholders. In connection with such meeting, IBUI (a) will mail to its stockholders as promptly as practicable all required materials for such meeting, (b) will use all reasonable efforts to obtain the necessary approvals by its stockholders of this Agreement and the Transactions, and (c) will otherwise comply with all legal requirements applicable to such meeting.

         10.3. MAINTENANCE OF THE ASSETS. IBUI shall, and shall cause each other IBUI Company to, use its reasonable best efforts to continue to maintain and service the IBUI Assets consistent with past practice. IBUI shall not, and shall cause each other RAI Company not to, use its indirectly, sell or encumber all or any part of the IBUI Assets, other than sales in the ordinary course of business or initiate or participate in any discussions or negotiations or enter into any agreement to do any of the foregoing.

         10.4. EMPLOYEES AND BUSINESS RELATIONS. IBUI shall, and shall cause each other IBUI Company to use commercially reasonable efforts to keep available the services of its current employees and agents and to maintain its relations and goodwill with its suppliers, customers, distributors and any others having business relations with it.

         10.5. ASSUMPTION OF LIABILITIES. IBUI shall assume 100% of RAI's current liabilities, as listed on Schedule 10.5 hereto, not to exceed $900,000.

         10.6. EXPENSES. IBUI shall pay all of the legal, accounting and other expenses incurred by each RAI Company and IBUI in connection with the Transactions.

         10.7. CERTAIN TAX MATTERS. From the date hereof until the Effective Date, (a) IBUI will prepare and file, in the manner required by applicable Law, all Post-Signing Returns required to be filed under applicable Law; (b) IBUI and each of its Subsidiaries will timely pay all Taxes shown as due and payable on such Post-Signing Returns that are so filed; (c) IBUI and each of its Subsidiaries will make provision for all Taxes payable by IBUI under applicable Law for which no Post-Signing Return is due prior to the Effective Date; and (d) IBUI will promptly notify RAI in writing of any action, suit, proceeding, claim or audit pending against or with respect to IBUI or any of Subsidiaries in respect of any Tax that is not disclosed on the IBUI Disclosure Schedule.

         10.8. STATE ANTI-TAKEOVER LAW. If any "business combination," "moratorium," "control share," "fair price," "interested shareholder," "affiliated transaction" or other anti-takeover statute or regulation under Nevada Law (i) prohibits or restricts IBUI's ability to perform its obligations under this Agreement or any party's ability to consummate the IBUI Merger and Share Exchange or the other transactions contemplated hereby or thereby, or (ii) would have the effect of invalidating or voiding this Agreement or any provision hereof or thereof, then IBUI shall use its best efforts to obtain any necessary consents or approvals so that the foregoing shall not apply.

                                   ARTICLE XI
                             POST-CLOSING COVENANTS

         11.1. APPOINTMENT TO THE BOARD OF DIRECTORS OF RAI. At the Effective Date, the size of RAI Board of Directors shall be seven (7) and RAI Board of Directors shall be as set forth on Exhibit 11.1.

         11.2. EMPLOYMENT AGREEMENTS. IBUI shall execute and deliver employment agreements to Louis Cherry and Al Reda in the form annexed hereto as
Exhibit 11.2.

         11.3. INDEMNIFICATION, DIRECTORS' AND OFFICERS' INSURANCE. For a period of two (2) years after the Effective Date, RAI shall (a) maintain in effect the current provisions regarding indemnification of officers and directors contained in the Charter Documents and bylaws of RAI, and (b) indemnify the directors and officers of RAI to the fullest extent to which RAI is permitted to indemnify such officers and directors under its Charter Documents and bylaws and applicable Law as in effect immediately prior to the Effective Date. For a period of two (2) years after the Effective Date, RAI shall maintain in effect the current policies of directors' and officers' liability insurance and fiduciary liability insurance maintained by RAI (provided that RAI may substitute therefor policies of at least the same coverage and amounts containing terms and conditions which are, in the aggregate, no less advantageous to the insured in any material respect) with respect to claims arising from facts or events which occurred on or before the Effective Date.

                                  ARTICLE XII
               CONDITIONS PRECEDENT TO OBLIGATIONS OF ALL PARTIES

         The respective obligations of each Party to consummate the Merger and Share Exchange and the other Transactions shall be subject to the fulfillment at or prior to the Effective Date of the following conditions:

         12.1. LEGALITY. All required governmental approvals shall have been obtained and any applicable waiting periods, shall have expired. No Law or Court Order shall have been enacted, entered, promulgated or enforced by any court or governmental entity that is in effect and that has the effect of making the Merger and Share Exchange illegal or otherwise prohibiting the consummation of the Merger and Share Exchange and no legal action shall be pending or threatened which is reasonably likely to have a Material Adverse Effect on Party.

         12.2. FAIRNESS OPINION. An investment banking firm reasonably acceptable to the Parties will have delivered to RAI's Board of Directors and IBUI's Board of Directors its opinion to the effect that on the date of the opinion the (i) the Merger and Share Exchange and the other Transactions contemplated herein, as a whole, is fair from a financial point of view to the RAI Stockholders, (ii) the Merger and Share Exchange and the other Transactions contemplated herein, as a whole, is fair from a financial point of view to the IBUI Shareholders, and (iii) the Merger Consideration is fair to the IBUI Shareholders from a financial point of view.

         12.3. APPROVAL BY IBUI SHAREHOLDERS AND RAI STOCKHOLDERS. This Agreement shall have been approved and adopted by the stockholders of RAI in accordance with the DGCL and its Charter Documents, and by the stockholders of IBUI in accordance with Nevada Law and its Charter Documents. No shareholder of IBUI will have exercised any appraisal rights such shareholder may have under applicable Law.

                                  ARTICLE XIII
               CONDITIONS CONCURRENT TO OBLIGATIONS OF ALL PARTIES

         The respective obligations of each Party to consummate the Merger and Share Exchange and the Transactions shall be subject to the fulfillment, concurrent with the Closing, of each of the following conditions:

         13.1. [Intentionally Omitted]

                                  ARTICLE XIV
                   CONDITIONS PRECEDENT TO OBLIGATIONS OF IBUI

         The obligations of IBUI to consummate the Merger and Share Exchange and the Transactions shall be subject to the satisfaction or waiver, on or before the Effective Date, of each of the following conditions:

         14.1. REPRESENTATIONS AND WARRANTIES. The representations and warranties of the RAI Parties contained in this Agreement shall be true and correct on the date hereof and (except to the extent such representations and warranties speak as of an earlier date) shall also be true and correct on and as of the Closing Date, except for changes contemplated by this Agreement, with the same force and effect as if made on and as of the Closing Date.

         14.2. AGREEMENTS, CONDITIONS AND COVENANTS. The RAI Parties shall have performed or complied in all material respects with all agreements, conditions and covenants required by this Agreement to be performed or complied with by them on or before the Effective Date.

         14.3. CERTIFICATES. IBUI shall have received a certificate of an executive officer of RAI to the effect set forth in Sections 14.1, 14.2 , 14.4 and 14.5.

         14.4. REQUIRED CONSENTS. RAI sure shall have obtained all consents ("RAI Required Consents") from third parties the absence of which would result in a Material Adverse Effect on the RAI Companies.

         14.5. MATERIAL ADVERSE EFFECT. There shall have been no Material Adverse Effect on the RAI Companies taken as a whole or the RAI Companies taken as a whole.

         14.6. ANCILLARY DOCUMENTS. Each RAI Party shall have tendered executed copies of the respective Transaction Documents to which it is intended to be a party.

         14.7. BOARD RECOMMENDATION. The Board of Directors of IBUI will have
(a) approved and adopted this Agreement, including the Merger and Share Exchange and the other Transactions, and determined that the Merger and Share Exchange is fair to the stockholders of IBUI, and (b) subject to fiduciary obligations of the IBUI Board of Directors, resolved to recommend approval and adoption of this Agreement, including the Merger and Share Exchange and the other Transactions, by the IBUI Shareholders.

         14.8. LEGAL OPINION. IBUI shall have received an opinion of counsel, reasonably acceptable to IBUI, it being understood that Kaplan Gottbetter & Levenson, LLP is acceptable to IBUI, that:

             (a) Each of the RAI Companies is a corporation, duly chartered, validly existing and in good standing under the laws of it state of incorporation, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. Each of the RAI Companies is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not individually or in the aggregate have a Material Adverse Effect.

             (b) Each of the RAI Companies has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by the Merger and Share Exchange Agreement and to otherwise carry out their respective obligations thereunder. The execution and delivery of the Merger and Share Exchange Agreement by the RAI Companies and the consummation by them of the transactions contemplated thereby, including the issuance of the shares thereunder have been duly authorized by all necessary action on the part of each of the RAI Companies, including without limitation approval by the shareholders of each of the RAI Companies if required by applicable Law. The Merger and Share Exchange Agreement has been duly executed and delivered by the RAI Companies and constitutes the valid and binding obligation of the RAI Companies enforceable against the RAI Companies in accordance with its terms.

             (c) The shares of RAI to be issued to the shareholders of IBUI pursuant to the Merger and Share Exchange, have been duly authorized, and assuming without independent investigation that the shares of capital stock of IBUI outstanding on the date of effectiveness of the Merger and Share Exchange are duly authorized, validly issued, fully paid and nonassessable, when (a) the Merger and Share Exchange has become effective and (b) the shares of capital stock of IBUI have been duly delivered pursuant to the terms of the Merger and Share Exchange Agreement, such shares of RAI will be validly issued, fully paid and non-assessable.

             (d) No shares of the capital stock of RAI are entitled to preemptive or similar rights. There are no outstanding options, warrants, script rights to subscribe to, registration rights, calls or commitments of any character whatsoever relating to, or, securities, rights or obligations convertible into or exchangeable for, or giving any person any right to subscribe for or acquire, any shares of capital stock, or contracts, commitments, understandings, or arrangements by which RAI is or may become bound to issue additional shares of capital stock, or securities or rights convertible or exchangeable into shares of capital stock.

                                   ARTICLE XV
             CONDITIONS PRECEDENT TO OBLIGATIONS OF THE RAI PARTIES

         The obligations of the RAI Parties to consummate the Merger and Share Exchange and the Transactions and the obligations of the RAI Parties to consummate the IBUI Merger and Share Exchange and the Transactions shall be subject to the satisfaction or waiver, on or before the Effective Date, of each of the following conditions:

         15.1. REPRESENTATIONS AND WARRANTIES. The representations and warranties of IBUI contained in this Agreement shall be true and correct on the date hereof and (except to the extent such representations and warranties speak as of an earlier date) shall also be true and correct on and as of the Closing Date, except for changes contemplated by this Agreement, with the same force and effect as if made on and as of the Closing Date.

         15.2. AGREEMENTS, CONDITIONS AND COVENANTS. IBUI shall have performed or complied in all material respects with all agreements, conditions and covenants required by this Agreement to be performed or complied with by it on or before the Effective Date.

         15.3. CERTIFICATES. RAI shall have received a certificate of an executive officer of IBUI to the effect set forth in Sections 15.1, 15.2, 15.4 and 15.5, respectively.

         15.4. REQUIRED CONSENTS. IBUI shall have obtained all consents ("IBUI Required Consents") from third parties the absence of which would result in a Material Adverse Effect on IBUI.

         15.5. MATERIAL ADVERSE EFFECT. There shall have been no Material Adverse Effect on IBUI taken as a whole.

         15.6. ANCILLARY DOCUMENTS. IBUI shall have tendered executed copies of the Transaction Documents to which it is intended to be a party.

         15.7. BOARD RECOMMENDATION. The Board of Directors of RAI will have approved and adopted this Agreement, including the RAI Merger and Share Exchange, the IBUI Merger and Share Exchange and the other Transactions, and determined that each of the RAI Merger and Share Exchange and IBUI Merger and Share Exchange is fair to RAI.

         15.8. LEGAL OPINION. RAI shall have received an opinion of counsel, reasonably acceptable to RAI, it being understood that Brian F. Faulkner, Esq. is acceptable to RAI, that:

             (a) Each of the IBUI companies is a corporation, duly chartered, validly existing and in good standing under the laws of it state of incorporation, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. Each of the IBUI Companies is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not individually or in the aggregate have a Material Adverse Effect.

             (b) Each of the IBUI Companies has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by the Merger and Share Exchange Agreement and to otherwise carry out their respective obligations thereunder. The execution and delivery of the Merger and Share Exchange Agreement by the IBUI Companies and the consummation by them of the transactions contemplated thereby, including the issuance of the shares thereunder have been duly authorized by all necessary action on the part of each IBUI Company, including without limitation approval by the shareholders of each of the IBUI Companies, if required by applicable Law. The Merger and Share Exchange Agreement has been duly executed and delivered by the IBUI Companies, and constitutes the valid and binding obligation of the IBUI Companies, enforceable against the IBUI Companies in accordance with its terms.

             (c) No shares of the capital stock of IBUI are entitled to preemptive or similar rights. There are no outstanding options, warrants, script rights to subscribe to, registration rights, calls or commitments of any character whatsoever relating to, or, securities, rights or obligations convertible into or exchangeable for, or giving any person any right to subscribe for or acquire, any shares of capital stock, or contracts, commitments, understandings, or arrangements by which IBUI is or may become bound to issue additional shares of capital stock, or securities or rights convertible or exchangeable into shares of capital stock.

         15.9. LINE OF CREDIT. IBUI Shall have obtained a line of credit which is substantially similar in all material respects with the Form of Equity Line Agreement attached hereto as Exhibit 15.9.

                                  ARTICLE XVI
                                 INDEMNIFICATION

         16.1. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All of the representations and warranties set forth in Articles V and VI in this Agreement, notwithstanding any investigation at any time made by or on behalf of any party hereto, and in any certificate delivered in connection herewith with respect to any of those representations and warranties, will terminate on the Effective Date.

         16.2. INDEMNIFICATION OF IBUI INDEMNIFIED PARTIES. RAI covenants and agrees that it will indemnify each IBUI Indemnified Party against, and hold each IBUI Indemnified Party harmless from and in respect of, all claims that arise from, are based on, arise out of, or are attributable to (i) any breach of the representations and warranties of the RAI Companies or in certificates delivered in connection herewith; (ii) the nonfulfillment of any covenant or agreement on the part of the RAI Companies under this Agreement to be performed prior to the Closing or (iii) any liability under the Securities Act, the Exchange Act or other applicable Law which arises out of or is based on (A) any untrue statement or alleged untrue statement of a material fact relating to RAI and its Subsidiaries, or any of them, which is provided to IBUI or its counsel in writing by the RAI or (B) any omission or alleged omission to state therein a material fact relating to RAI and its Subsidiaries, or any of them, required to be stated therein or necessary to make the statements therein not misleading, and not provided to IBUI or its counsel by RAI after a written request therefor (each damage claim described in Section 16.2 being an "IBUI Indemnified Loss"). Once the occurrence of a breach of any representations or warranties has been established, damages shall be calculated without regard to whether such breach caused a Material Adverse Effect.

         16.3. INDEMNIFICATION OF RAI INDEMNIFIED PARTIES. IBUI covenants and agrees that it will indemnify each RAI Indemnified Party against, and hold each RAI Indemnified Party harmless from and in respect of, all claims that arise from, are based on, arise out of, or are attributable to (i) any breach of the representations and warranties of the IBUI Companies or in certificates delivered in connection herewith; (ii) the nonfulfillment of any covenant or agreement on the part of the IBUI Companies under this Agreement to be performed prior to the Closing or (iii) any liability under the Securities Act, the Exchange Act or other applicable Law which arises out of or is based on (A) any untrue statement or alleged untrue statement of a material fact relating to IBUI and its Subsidiaries, or any of them, which is provided to RAI or its counsel in writing by the IBUI Companies or (B) any omission or alleged omission to state therein a material fact relating to IBUI and its Subsidiaries, or any of them, required to be stated therein or necessary to make the statements therein not misleading, and not provided to RAI or its counsel by IBUI after a written request therefor (each damage claim described in Section 16.3 being a "RAI Indemnified Loss"). Once the occurrence of a breach of any representations or warranties has been established, damages shall be calculated without regard to whether such breach caused a Material Adverse Effect.

         16.4. CONDITIONS OF INDEMNIFICATION.

             (a) All claims for indemnification under this Agreement (except
Article VII) shall be asserted and resolved as follows in this Section 16.4. The provisions of Article XVI shall be the sole manner by which the Indemnified Party shall assert any claim against the Indemnifying Party that does not involve a Third Party Claim, including without limitation any claim for breach of this Agreement.

             (b) A party claiming indemnification under this Agreement (an "Indemnified Party") shall promptly (i) notify the party from whom indemnification is sought (the "Indemnifying Party") of any third-party claim or claims asserted against the Indemnified Party ("Third Party Claim") that could give rise to a right of indemnification under this Agreement and (ii) transmit to the Indemnifying Party a written notice ("Claim Notice") describing in reasonable detail the nature of the Third Party Claim, a copy of all papers served with respect to that claim (if any), an estimate of the amount of damages attributable to the Third Party Claim to the extent feasible (which estimate shall not be conclusive of the final amount of such claim) and the basis for the Indemnified Party's request for indemnification under this Agreement. Except as set forth in Section 16.1, the failure to promptly deliver a Claim Notice shall not relieve the Indemnifying Party of its obligations to the Indemnified Party with respect to the related Third Party Claim except to the extent that the resulting delay is materially prejudicial to the defense of that claim. Within 15 days after receipt of any Claim Notice (the "Election Period"), the Indemnifying Party shall notify the Indemnified Party (i) whether the Indemnifying Party disputes its potential liability to the Indemnified Party under this Article XVI with respect to that Third Party Claim and (ii) if the Indemnifying Party does not dispute its potential liability to the Indemnified Party with respect to that Third Party Claim, whether the Indemnifying Party desires, at the sole cost and expense of the Indemnifying Party, to defend the Indemnified Party against that Third Party Claim.

             (c) If the Indemnifying Party does not dispute its potential liability to the Indemnified Party and notifies the Indemnified Party within the Election Period that the Indemnifying Party elects to assume the defense of the Third Party Claim, then the Indemnifying Party shall have the right to defend, at its sole cost and expense, that Third Party Claim by all appropriate proceedings, which proceedings shall be prosecuted diligently by the Indemnifying Party to a final conclusion or settled at the discretion of the Indemnifying Party in accordance with this Section 16.4(c) and the Indemnified Party will furnish the Indemnifying Party with all information in its possession, subject to a confidentiality agreement, with respect to that Third Party Claim and otherwise cooperate with the Indemnifying Party in the defense of that Third Party Claim; provided, however, that the Indemnifying Party shall not enter into any settlement with respect to any Third Party Claim that (i) purports to limit the activities of, or otherwise restrict in any way, any Indemnified Party or any Affiliate of any Indemnified Party, (ii) involves a guilty plea to any crime or (iii) involves a fine or penalty, whether or not paid by the Indemnifying Party, without the prior consent of that Indemnified Party (which consent may be withheld in the sole discretion of that Indemnified Party). The Indemnified Party is hereby authorized, at the sole cost and expense of the Indemnifying Party, to file, during the Election Period, any motion, answer or other pleadings that the Indemnified Party shall deem necessary or appropriate to protect its interests or those of the Indemnifying Party. The Indemnified Party may participate in, but not control, any defense or settlement of any Third Party Claim controlled by the Indemnifying Party pursuant to this
Section 16.4(c) and will bear its own costs and expenses with respect to that participation; provided, however, that if the named parties to any such action (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party, and the Indemnified Party has been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnifying Party, then the Indemnified Party may employ separate counsel at the expense of the Indemnifying Party (provided that such expenses are reasonable), and, on its written notification of that employment, the Indemnifying Party shall not have the right to assume or continue the defense of such action on behalf of the Indemnified Party.

             (d) If the Indemnifying Party (i) within the Election Period (A) disputes its potential liability to the Indemnified Party under this Article XVI, (B) elects not to defend the Indemnified Party pursuant to Section 16.4(c) or (C) fails to notify the Indemnified Party that the Indemnifying Party elects to defend the Indemnified Party pursuant to Section 16.4(c) or (ii) elects to defend the Indemnified Party pursuant to Section 16.4(c) but fails diligently and promptly to prosecute or settle the Third Party Claim, then the Indemnified Party shall have the right to defend, at the sole cost and expense of the Indemnifying Party (provided that such expenses are reasonable) (if the Indemnified Party is entitled to indemnification hereunder), the Third Party Claim by all appropriate proceedings, which proceedings shall be promptly and vigorously prosecuted by the Indemnified Party to a final conclusion or settled. The Indemnified Party shall have full control of such defense and proceedings. Notwithstanding the foregoing, if the Indemnifying Party has delivered a written notice to the Indemnified Party to the effect that the Indemnifying Party disputes its potential liability to the Indemnified Party under this Article XVI and if such dispute is resolved in favor of the Indemnifying Party, the Indemnifying Party shall not be required to bear the costs and expenses of the Indemnified Party's defense pursuant to this Section 16.4 or of the Indemnifying Party's participation therein at the Indemnified Party's request, and the Indemnified Party shall reimburse the Indemnifying Party in full for all reasonable costs and expenses of such litigation. The Indemnifying Party may participate in, but not control, any defense or settlement controlled by the Indemnified Party pursuant to this Section 16.4(d), and the Indemnifying Party shall bear its own costs and expenses with respect to such participation.

             (e) In the event any Indemnified Party should have a claim against any Indemnifying Party hereunder that does not involve a Third Party Claim, the Indemnified Party shall transmit to the Indemnifying Party a written notice (the "Indemnity Notice") describing in reasonable detail the nature of the claim, an estimate of the amount of damages attributable to that claim to the extent feasible (which estimate shall not be conclusive of the final amount of such claim) and the basis of the Indemnified Party's request for indemnification under this Agreement. If the Indemnifying Party does not notify the Indemnified Party within 15 days from its receipt of the Indemnity Notice that the Indemnifying Party disputes such claim, the claim specified by the Indemnified Party in the Indemnity Notice shall be deemed a liability of the Indemnifying Party hereunder. If the Indemnifying Party has timely disputed such claim, as provided above, such dispute shall be resolved by proceedings in an appropriate court of competent jurisdiction if the parties do not reach a settlement of such dispute within 30 days after notice of a dispute is given.

             (f) Payments of all amounts owing by an Indemnifying Party pursuant to this Article XVI relating to a Third Party Claim shall be made within 30 days after the latest of (i) the settlement of that Third Party Claim, (ii) the expiration of the period for appeal of a final adjudication of that Third Party Claim or (iii) the expiration of the period for appeal of a final adjudication of the Indemnifying Party's liability to the Indemnified Party under this Agreement.

Payments of all amounts owing by an Indemnifying Party pursuant to Section 16.4(e) shall be made within 30 days after the later of (i) the expiration of the 30-day Indemnity Notice period or (ii) the expiration of the period for appeal of a final adjudication of the Indemnifying Party's liability to the Indemnified Party under this Agreement.

         16.5. REMEDIES NOT EXCLUSIVE. The remedies provided in this Agreement shall not be exclusive of any other rights or remedies available to one party against the other, either at law or in equity.

                                  ARTICLE XVII
                                   TERMINATION

         17.1. GROUNDS FOR TERMINATION. This Agreement may be terminated at any time before the Effective Date, in each case as authorized by the respective Boards of Directors of the Parties:

             (a) By mutual written consent of each of RAI and IBUI;

             (b) By RAI or IBUI if the Merger and Share Exchange shall not have been consummated on or before the Termination Date; provided, however, that the right to terminate this Agreement under this Section 17.1(b) shall not be available to any Party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the Effective Date to occur on or before the Termination Date;

             (c) By RAI or IBUI if a court of competent jurisdiction or governmental, regulatory or administrative agency or commission shall have issued a Court Order (which Court Order the Parties shall use commercially reasonable efforts to lift) that permanently restrains, enjoins or otherwise prohibits the Transactions, and such Court Order shall have become final and nonappealable;

             (d) By IBUI if RAI shall have breached, or failed to comply with, in any material respect, any of its obligations under this Agreement or any representation or warranty made by RAI shall have been incorrect in any material respect when made, and such breach, failure or misrepresentation is not cured within 20 days after notice thereof, and in either case, any such breaches, failures or misrepresentations, individually or in the aggregate, results or would reasonably be expected to result in a failure to satisfy a condition to RAI's obligations to consummate the transactions contemplated hereby;

             (e) By RAI if IBUI shall have breached, or failed to comply with, in any material respect, any of its obligations under this Agreement or any representation or warranty made by it shall have been incorrect in any material respect when made, and such breach, failure or misrepresentation is not cured within 20 days after notice thereof, and in either case, any such breaches, failures or misrepresentations, individually or in the aggregate, results or would reasonably be expected to result in a failure to satisfy a condition to IBUI's obligations to consummate the transactions contemplated hereby;

             (f) By RAI if at the RAI Stockholder Meeting (including any adjournment thereof) this Agreement and the Merger and Share Exchange shall fail to be approved and adopted by the affirmative vote of the stockholders of RAI as required under the DGCL;

             (g) By IBUI if at the IBUI Shareholder Meeting (including any adjournment thereof) this Agreement and the Merger and Share Exchange shall fail to be approved and adopted by the affirmative vote of the stockholders of IBUI as required under Nevada law;

             (h) By RAI, prior to the approval of this Agreement by the stockholders of RAI, upon five days notice to IBUI, if, as a result of an Acquisition Proposal received by RAI from a Person other than a Party to this Agreement or any of its Affiliates, the Board of Directors of RAI determines in good faith that its fiduciary obligations under applicable Law require that such Acquisition Proposal be accepted; provided, however, that (i) immediately following such termination RAI executes with such third party a definitive agreement to implement such Acquisition Proposal, (ii) the Board of Directors of RAI shall have concluded in good faith, after considering applicable provisions of applicable Law and after giving effect to all concessions which may be offered by IBUI pursuant to clause (iii) below, on the basis of advice of counsel, that such action is necessary for the Board of Directors to act in a manner consistent with its fiduciary duties under applicable Law, and (iii) prior to any such termination, (x) RAI shall have provided IBUI with five days' notice of the terms of the proposal and otherwise complied with Section 8.2(a) hereof (including making the finding contemplated by Section 8.2(a)(x) hereof) and (y) RAI shall, and shall cause its financial and legal advisors to, negotiate with IBUI to make such adjustments in the terms and conditions of this Agreement as would enable RAI to proceed with the Transactions;

             (i) By IBUI, prior to the approval of this Agreement by the stockholders of IBUI, upon five days notice to RAI, if, as a result of an Acquisition Proposal received by IBUI from a Person other than a Party to this Agreement or any of its Affiliates, the Board of Directors of IBUI determines in good faith that its fiduciary obligations under applicable Law require that such Acquisition Proposal be accepted; provided, however, that (i) immediately following such termination IBUI executes with such third party a definitive agreement to implement such Acquisition Proposal, (ii) the Board of Directors of IBUI shall have concluded in good faith, after considering applicable provisions of applicable Law and after giving effect to all concessions which may be offered by RAI pursuant to clause (iii) below, on the basis of advice of counsel, that such action is necessary for the Board of Directors to act in a manner consistent with its fiduciary duties under applicable Law, and (iii) prior to any such termination, (x) IBUI shall have provided RAI with five days' notice of the terms of the proposal and otherwise complied with Section 8.2(b) hereof (including making the finding contemplated by Section 8.2(b)(i)(x) hereof) and (y) IBUI shall, and shall cause its financial and legal advisors to, negotiate with RAI to make such adjustments in the terms and conditions of this Agreement as would enable IBUI to proceed with the Transactions.

             (j) By RAI if the Board of Directors of IBUI shall withdraw, modify or change its recommendation of this Agreement or the Merger and Share Exchange or shall have failed to reaffirm its recommendation within five business days of RAI's request that it do so or shall have recommended or issued a neutral recommendation (or taken no position) with respect to any Acquisition Proposal.

             (k) By IBUI if the Board of Directors of RAI shall withdraw, modify or change its recommendation of this Agreement or the Merger and Share Exchange or shall have failed to reaffirm its recommendation within five business days of IBUI's request that it do so or shall have recommended or issued a neutral recommendation (or taken no position) with respect to any Acquisition Proposal.

             (l) By IBUI if RAI is not listed for trading on the NASDAQ Smallcap Market on the Effective Date.

         17.2. EFFECT OF TERMINATION.

             (a) If this Agreement is terminated pursuant to Section 17.1(a),
(b), or (l), this Agreement shall be terminated and there shall be no liability on the part of any of the Parties; notwithstanding the foregoing, nothing herein shall relieve any Party from liability for any willful breach hereof; provided that the provisions of Sections 8.3, 8.4(b), 9.6, 10.6, 11.2 and this Section
17.2 shall survive the termination hereof.

             (b) If this Agreement is terminated by IBUI pursuant to Section 17.1(d) or (k) or by RAI pursuant to Section 17.1(f) or (h), then RAI shall pay IBUI liquidated damages in the amount of US$500,000.

             (c) If this Agreement is terminated by RAI pursuant to Section 17.1(e) or (j) or by IBUI pursuant to Section 17.1(g) or (i) , then IBUI shall pay RAI liquidated damages in the amount of US$500,000.

                                 ARTICLE XVIII
                                 GENERAL MATTERS

         18.1. [Intentionally Omitted]

         18.2. CONTENTS OF AGREEMENT. This Agreement, together with the other Transaction Documents, set forth the entire understanding of the Parties hereto with respect to the Transactions and supersede all prior agreements or understandings among the Parties regarding those matters.

         18.3. AMENDMENT, PARTIES IN INTEREST, ASSIGNMENT, ETC. This Agreement may be amended, modified or supplemented only by a written instrument duly executed by each of the Parties hereto. If any provision of this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective heirs, legal representatives, successors and permitted assigns of the Parties hereto. No Party hereto shall assign this Agreement or any right, benefit or obligation hereunder. Any term or provision of this Agreement may be waived at any time by the Party entitled to the benefit thereof by a written instrument duly executed by such Party. The Parties hereto shall execute and deliver any and all documents and take any and all other actions that may be deemed reasonably necessary by their respective counsel to complete the Transactions. Nothing in this Agreement is intended or will be construed to confer on any Person other than the Parties hereto any rights or benefits hereunder.

         18.4. INTERPRETATION. Unless the context of this Agreement clearly requires otherwise, (a) references to the plural include the singular, the singular the plural, the part the whole, (b) references to any gender include all genders, (c) "or" has the inclusive meaning frequently identified with the phrase "and/or," (d) "including," "includes" or similar words has the inclusive meaning frequently identified with the phrase "but not limited to" and (e) references to "hereunder" or "herein" relate to this Agreement. The section and other headings contained in this Agreement are for reference purposes only and shall not control or affect the construction of this Agreement or the interpretation thereof in any respect. Section, subsection, Disclosure Schedule and Exhibit references are to this Agreement unless otherwise specified. The Exhibits and Schedules referred to in this Agreement will be deemed to be a part of this Agreement. Each accounting term used herein that is not specifically defined herein shall have the meaning given to it under GAAP.

         18.5. NOTICES. All notices that are required or permitted hereunder shall be in writing and shall be sufficient if personally delivered or sent by a nationally recognized overnight courier upon proof of delivery. Any notices shall be deemed given upon receipt at the address set forth below, unless such address is changed by notice to the other Party hereto:

        If to RAI:                      Return Assured Incorporated
                                        885 West Georgia, Suite 2240
                                        Vancouver, BC V6C 3E8
                                        Attn:  Matthew Sebal

        with a required copy to:        Kaplan Gottbetter & Levenson, LLP
                                        630 Third Avenue
                                        New York, New York 10017
                                        Attn:  Adam S. Gottbetter, Esq.

        If to IBUI:                     Internet Business's International, Inc.
                                        3900 Birch Street
                                        Suite 103
                                        New Port Beach, CA 32826
                                        Attn: Albert R. Reda

        with a required copy to:        Brian F. Faulkner, Esq.
                                        3900 Birch Street
                                        Suite 113
                                        Newport Beach, CA 32826

         18.6. GOVERNING LAW AND VENUE. This Agreement shall be construed and interpreted in accordance with the Laws of the State of New York without regard to its provisions concerning conflict of laws. Any dispute or controversy concerning or relating to this

Agreement shall be exclusively resolved in the federal or state courts located in the State of New York, New York County.

         18.7. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be binding as of the date first written above, and all of which shall constitute one and the same instrument. Each such copy shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

         18.8. WAIVERS. Compliance with the provisions of this Agreement may be waived only by a written instrument specifically referring to this Agreement and signed by the Party waiving compliance. No course of dealing, nor any failure or delay in exercising any right, will be construed as a waiver, and no single or partial exercise of a right will preclude any other or further exercise of that or any other right.

         18.9. MODIFICATION. No supplement, modification or amendment of this Agreement will be binding unless made in a written instrument that is signed by all of the Parties hereto and that specifically refers to this Agreement.

         18.10. ENFORCEMENT OF AGREEMENT. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement was not performed in accordance with its specific terms or was otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of competent jurisdiction, this being in addition to any other remedy to which they are entitled at law or equity.

         18.11. WAIVER OF JURY TRIAL. Each party acknowledges and agrees that any controversy which may arise under this Agreement is likely to involve complicated and difficult issues, and therefore each such party hereby irrevocably and unconditionally waives any right such party may have to a trial by jury in respect of any litigation directly or indirectly arising out of or relating to this Agreement, or the Transactions contemplated by this Agreement. Each party certifies and acknowledges that (i) no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver, (ii) each party understands and has considered the implications of this waiver, (iii) each party makes this waiver voluntarily, and (iv) each party has been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 18.11.

         18.12. SEVERABILITY. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable Law in an acceptable manner to the end that the Transactions are fulfilled to the extent possible.

                         [Signatures on following page]

IN WITNESS WHEREOF, this Agreement has been executed by the Parties hereto as of the day and year first written above.


                             INTERNET BUSINESS'S INTERNATIONAL,
                             INC.


                             By:    /s/ ALBERT REDA
                                 ----------------------------------------------
                                 Name:  Albert Reda
                                 Title: Chief Executive Officer


                             RETURN ASSURED INCORPORATED


                             By:    /s/ MATT SEBAL
                                 ----------------------------------------------
                                 Name:  Matt Sebal
                                 Title: President and Chairman


                             IBUI ACQUISITION CORPORATION


                             By:    /s/ MATT SEBAL
                                 ----------------------------------------------
                                 Name:  Matt Sebal
                                 Title: President and Chairman

                             RAI DISCLOSURE SCHEDULE

Section 5.1.      CORPORATE. None

Section 5.2.      AUTHORIZATION. None

Section 5.3.      VALIDITY OF CONTEMPLATED TRANSACTIONS. None

Section 5.4.      CAPITALIZATION AND STOCK OWNERSHIP.


Stock Transfer agent is American Stock Transfer 16,293,405 Issued as at June 4, 2001.
Additional 250,790 held in escrow pending conversion of Preferred stock by GEM and 8,000,000 additional shares which are being cleared by an S3


                                                                    Exercise
       Name of Holder                       Date of Grant              Price               Number of Shares
       --------------                       -------------           --------               ----------------
       GEM                                 October 13, 2000                                       737,371
       Group B & C                          July 13, 2000               $1.00                   1,040,000
       Financing                                                         1.43                      28,000
       Public Warrants1                     November, 1996              $8.25                   1,906,667
       Group B Warrants                     July 13, 2000                3.00                     333,333
       Misc.                               February 8, 2001             $0.70                     485,000


         American Stock Transfer is the agent for these warrants. Includes Agents Warrants from when HTG went public. Number represents the number of shares which must be issued as 1 warrantt exercises into 2 shares.

Section 5.5. LISTING. NASDAQ (see letter re: June 5 deadline for $1.00 trading).

Section 5.6. REGISTRATION STATEMENT/PROXY STATEMENT. S-3 for 8,000,000 shares is on file with the SEC.

Section 5.7.      RAI SEC REPORTS; FINANCIAL STATEMENTS. None

Section 5.8.      TAXES.

         Tax Return for stub period August 31, 2000 to October 13, 2000 to be filed by Return Assured Inc. (Nevada). (Will be filed before closing, no taxes outstanding)

         Delaware Franchise taxes for year 2000 are still outstanding.

Section 5.9.      TITLE TO ASSETS AND RELATED MATTERS.

RAI Furniture located at 885 West Georgia has been seized by landlord for non payment of rent.

3 cars are leased for Eli Hertz , Barry Goldsammler and Marilyn Hertz in accordance with contracts

Real property lease Long Island City (Hergo)  (two separate leases)

Woodside Lease (Hergo)

Lease for Press Break  868.95 per month - Balance at 5/31/01:  39,972

Lease for Press Break  2,580.26 per month - Balance at 5/31/01:  152,235

Purchase of Chevrolet 2000 van  470.06 per month - Balance at 5/31/01:  20,683

Associates (laser machine) 3,400 per month (Hergo) - Balance at 5/31/01: 119,311

Associates (folding machine) 1,322 per month (Hergo)

Apelco Fork Lift - 398.36 per month - Balance at 5/31/01:  3,409.00

MCS Canon Copier - 427.38 per month - Balance at 5/31/01:  10,202.00

Apelio Machine - 6,554.97 per month - Balance at 5/31/01:  393,298.00

(detailed review of Hergo and Remote IT operations not complete. There are possibly minor operating leases which may be a part of the ordinary course)

Section 5.10. REAL PROPERTY. RAI lease of #2240 885 West Georgia is in arrears

Section 5.11.     SUBSIDIARIES.

Section 5.12.     LEGAL PROCEEDINGS; COMPLIANCE WITH LAW; GOVERNMENTAL PERMITS.

                  1. Florida Lawsuit
                  2. Writ filed by Rose et al
                  3. Eli Hertz re 290,000 Note
                  4. Barry Goldsammler (Notice of Default for non payment of his
                     Contract)

Section 5.13.     CONTRACTS AND COMMITMENTS.

         List all contracts in amounts in excess of $100,000.

         List all employment, consulting, management, severance or agency Contracts providing for annual payments of at least $100,000 (y) with any executive officers or directors of RAI or its subsidiaries, or (z) allowing the other party to terminate and receive payment based on the execution of the Merger Agreement and consummation of the Merger.

          1.  Matt Sebal 180,000 per year Contract with RAI
          2.  Eli Hertz contract 125,000 per year (2 years)
          3.  Eli Hertz Capital Consulting Contract - 125,000 per year
              (in default)
          4.  Marilyn Hertz Contract - 90,000 per annum
          5.  Barry Goldsammler Contract $125,000 per annum (in default)
          6.  LAN Metal products contract with Albert Hirschson expires
              12/05/2002
              160,000 per annum
         10. Michael Sweatman Limited Consulting Contract - 99,000 per annum, plus expenses

         List all employment agreements with any person to whom RAI or any of its subsidiaries makes annual salary payments in excess of $100,000.

         None

         List all contracts limiting the freedom of RAI or any of its subsidiaries to compete in any line of business, or with any person, or in any geographic area or market.

         None


Section 5.14.     EMPLOYEE RELATIONS.

         None

Section 5.15. Apply only to Hergo Remote IT Subs which are proposed to be sold

                  ERISA

                  1. Medical Insurance through Oxford and Aetna (Hergo)

                  2. POP Plan similar to cafeteria Plan Hospitalization Insurance employee portion deducted tax free Established by ADP and is deducted from salary

                  3. 401 K Plan - Administered and invested by American Life Compnay 3% contributes up to 3% matching the employee of gross payroll contributions accumulates but only vested if employee stays with Company 5 years.

                  4. See employee manual for other benefits

Section 5.16.     PATENTS, TRADEMARKS, ETC.

                  None

Section 5.17.     ABSENCE OF CERTAIN CHANGES.

         Company has sustained losses in the most recently file quarter Feb 28 ,2001 expected in Q ended May 31, 2001

         No analysis of obsolete inventory or excess machinery has been done for Hergo or Remote IT.

         Furniture and equipment has been disposed of by Return Assured (Nevada)since the last balance sheet Feb. 28, 2000

Section 5.18.     CORPORATE RECORDS. [List any exceptions]  None

Section 5.19.     FINDER'S FEES. [List any exceptions]  See Litigation Schedule.

Section 5.21      OWNERSHIP OF MERGER SUBSIDIARY; NO PRIOR ACTIVITIES. [List any
                  exceptions]   None

                            IBUI DISCLOSURE SCHEDULE

Section 6.1.     CORPORATE. [List any exceptions] None

Section 6.2.      AUTHORIZATION. [List any exceptions] None

Section 6.3.      VALIDITY OF CONTEMPLATED TRANSACTIONS. [List any exceptions]
                  None

Section 6.4.      CAPITALIZATION AND STOCK OWNERSHIP.

         [Please list all outstanding options and warrants:


       Name of Holder                 Date of Grant      Exercise Price        Number of Shares
       --------------                 -------------      --------------        ----------------








         For the public warrants, just identify the warrant agent (probably your stock transfer agent). Also, list any exceptions.] No warrants or options

Section 6.5.      LISTING. [List any exceptions]  None

Section 6.6.      REGISTRATION STATEMENT/PROXY STATEMENT. [List any exceptions]
                  None

Section 6.7.      IBUI SEC REPORTS; FINANCIAL STATEMENTS. [List any exceptions]
                  None

Section 6.8.      TAXES.  [List any exceptions] None

Section 6.9.      TITLE TO ASSETS AND RELATED MATTERS. [List any exceptions]
                  None

Section 6.10.     REAL PROPERTY. [List any exceptions] None

Section 6.11.     SUBSIDIARIES. [List any exceptions] Already listed in 6.11

Section 6.12. LEGAL PROCEEDINGS; COMPLIANCE WITH LAW; GOVERNMENTAL PERMITS. [List any exceptions] None

Section 6.13.     CONTRACTS AND COMMITMENTS.  None

         List all contracts in amounts in excess of $100,000.

         List all employment, consulting, management, severance or agency Contracts providing for annual payments of at least $100,000 (y) with any executive officers or directors of IBUI or its subsidiaries, or (z) allowing the other party to terminate and receive payment based on the execution of the Merger Agreement and consummation of the Merger.

         List all employment agreements with any person to whom IBUI or any of its subsidiaries makes annual salary payments in excess of $100,000.

         List all contracts limiting the freedom of IBUI or any of its subsidiaries to compete in any line of business, or with any person, or in any geographic area or market.

Section 6.14. INITIAL LISTING REQUIREMENTS [List any exceptions] already listed in body of agreement

Section 6.15.     EMPLOYEE RELATIONS. [List any exceptions] None

Section 6.16. ERISA. [List all employee benefits plans of IBUI or its subsidiaries. Also, list any exceptions] None

Section 6.17.     PATENTS, TRADEMARKS, ETC.  [List any exceptions] None

Section 6.18.     ABSENCE OF CERTAIN CHANGES.  [List any exceptions] None

Section 6.19.     CORPORATE RECORDS. [List any exceptions] None

Section 6.20. FINDER'S FEES. [List any exceptions] 2 agreements were signed by IBUI

Section 6.21      REORGANIZATION. [List any exceptions]  None

                                  SCHEDULE 10.5
                             RAI CURRENT LIABILITIES


Return Assured, Incorporated
Vendor Aged Summary  As at 5/31/01
                                                    US                CDN
A.I.G. Credit Corp. of Canada                        6,061.02
ADP Investor Communication Services                    173.56
Advanstar Communications                             3,300.00
American Express                                    14,940.00
AMERICAN EXPRESS (U.S)                               6,500.00
American Stock Transfer & Trust                      1,592.48
AT& T Canada                                                             129.16
AT&T Canada Telecom Services                                           1,105.97
Automatic Data Processing (ADP)                      1,200.70
Barnes & Thornburg                                     609.81
Blagman Media International                          1,092.90
Blair Crosson Voyer                                                   13,881.65
CACCanadian Corporate News                                               693.36
Canadian Springs- H20                                                    214.04
Capital Investment Partners                         31,500.00
Colliers International                                                18,624.85
Complete Techincal Services                                              358.04
Compugen                                                                 591.05
Dicola, Jordon                                         187.97
Electronic Retailing Association                        60.00
Fasken Martinueua DuMoulin                                            10,400.60
Federal Express                                                        1,518.95
Free Lotto                                           2,617.60
Global Crossings                                                       2,506.86
Global Financial Press Inc.                         19,924.58
Global Solutions - US                               29,000.00
Goldstein Golub Kessler, LLP                        20,291.00
Grand and Toy                                                            339.06
Group Telecom Services Corp.                                           3,201.70
IBM                                                                   49,929.00
Ikon Office Solutions                                                  2,319.90
Intercon Security                                                        104.33
John Frank, Barrister                                                  7,199.21
Kaplan Gottbetter and Levenson  LLP                276,037.64
Marsh Canada                                                          10,425.00
Merger Communications                                3,500.00
Metro Parking                                                            342.00
Michael Sweatman, CA                                15,155.00
Mindful Eye                                                            2,140.00
Nevada Corp. Services                                  100.00
Rogers AT & T Messaging Services                                          64.89
Rogers AT & T Wirless                                                  3,097.10
Samco                                                                  2,068.40
Shred it BC                                                              128.40
Smythe Ratcliffe                                                       8,478.86
State of Delaware                                   46,806.06
Stockgroup.com                                                         2,332.60
The Depository Trust Company                           795.00
Transactional Marketing Partners                    21,097.76
UPS                                                                      148.13
VIP Courier                                                              170.71
Western Inbound Network                                                1,795.85
                                                 ------------
                                                 $ 502,543.08      $ 144,309.67
                                                 ============
                                                                       1.545980
                                                                   ------------
                                                                   $  93,345.11
                                                                   ============

                                                 ------------
                                                 $ 595,888.19
                                                 ============

                                                                   EXHIBIT 11.1


"Board of Directors

Louis Cherry
Albert Reda
Matthew Sebal
Wade Whitely
Peter Wison
Carl Carstensen
Gay Cooper'

                                                                   EXHIBIT 11.2

                                    Form of
                              Employment Agreement

         This EMPLOYMENT AGREEMENT ("Agreement") is made, entered into, and effective as of _________, 2001 ("Effective Date"), by and between Internet Business' International, a Nevada corporation (the "Company") and Louis Cherry ("Cherry").


                                    RECITALS

         WHEREAS, COMPANY desires to benefit from Cherry's expertise and employ Cherry as President and Cherry is willing to accept such employment.

         NOW, THEREFORE,in consideration of the mutual covenants and conditions contained herein, the parties hereto hereby agree as follows:


                                    AGREEMENT

                                    ARTICLE I

                                 Term and Duties

         The Company hereby employs Cherry as President as of the Effective Date and Cherry agrees to enter into and remain in the employ of the Company until five years from the date of this Agreement unless (i) this Agreement is terminated as provided hereinbelow; or (ii) this Agreement is extended by mutual agreement of the parties. Cherry shall faithfully and diligently perform all professional duties and acts as President as may be reasonably requested of Cherry by the Company or its officers consistent with the function of a President of a comparable business holding company.


                                   ARTICLE II

                                     Duties

         2.1 Cherry agrees to perform Cherry's services to the best of his ability. Cherry agrees throughout the term of this Agreement to devote sufficient time, energy and skill to the business of the Company and to the promotion of the best interests of the Company. The Company understands and agrees that Cherry may from time to time undertake business opportunities so long as they do not conflict with his duties to the Company and hereby waives any claim it may have with respect to Cherry's undertaking such opportunities.

                                   ARTICLE III

                                  Compensation

         3.1 Subject to the termination of this Agreement as provided herein, the Company shall compensate Cherry for his services hereunder at an annual salary ("Salary") of One Hundred Eighty Thousand Dollars ($180,000.00) payable in semi-monthly installments in accordance with the Company's practices, less normal payroll deductions.

         3.2 In addition to the Salary as defined above, the Company agrees to the following schedule:

         a. On the first year's anniversary of this Agreement, Cherry's salary shall be $20,000 per month

         b. On the second year's anniversary of this Agreement, Cherry's salary shall be $25,000 per month and continue on thereafter.

         3.3 In addition to the compensation set forth above, the Company shall periodically review Cherry's performance and services rendered with a view to paying discretionary bonuses based upon above-average or outstanding performance for a prior period. Any such bonuses approved by the Company shall be paid to Cherry within 30 days of the grant thereof. The following performance milestones shall justify the particular stock bonuses, in unrestricted stock, which are cumulative, to be issued by the Company, as below:

         a. At $ 2 million in sales, 500,000 shares of IBI stock.

         b. At $ 3 million in sales, 800,000 shares of IBI stock.

         c. At $ 5 million in sales, 1,000,000 shares of IBI stock.

         d. At $ 8 million in sales, 2,000,000 shares of IBI stock.

         e. At $ 10 million in sales, 2,500,000 shares of IBI stock.

         f. At $ 12 million in sales, 3,000,000 shares of IBI stock.

         3.4 In addition to the Salary and bonuses stated above, commencing with the Effective Date, Cherry shall be eligible to participate in a health insurance plan, including dependent coverage, supplied by the Company. Cherry shall be entitled to participate in any and all group life, workers' compensation, health plan or accidental insurance plans which are adopted by the Company for the benefit of executive officers or employees. Cherry shall be entitled to such sick leave and paid holidays and to such other perquisites of employment, as customarily are extended by the Company to executive officers or employees. In addition, Cherry shall be entitled to such other benefits as the Company may elect to provide generally, from time to time, to executive officers or employees. Cherry shall be entitled to the following vacation benefits:

                 i.   4 weeks on first year anniversary

                 ii.  5 weeks on second year anniversary

                 iii. 6 weeks on third year anniversary and thereafter.

         3.5 If for any reason, including but not limited to malfeasance, misfeasance, and/or nonfeasance, or layoff, the Company decides to terminate Cherry, then the Company shall immediately pay, meaning within five (5) calendar days, the following: The sum of $500,000 plus all of the stock set forth in paragraph 3.3, above.

         3.7 If for any reason Reda wishes to retire, becomes incapacitated, or is otherwise unable to continue employment with the Company, he shall continue receiving compensation at the current rate for the next three years.


                                   ARTICLE IV

                                    Expenses

         The Company shall reimburse Cherry for all reasonable business related expenses incurred by Cherry in the course of his normal duties on behalf of the company. In reimbursing Cherry for expenses, the ordinary and usual business guidelines and documentation requirements shall be adhered to by the Company and Cherry. Cherry shall receive a car allowance of $400 per month.

                                    ARTICLE V

                                 Binding Effect

         This Agreement shall be binding upon and inure to the benefit of the parties hereto their respective devisees, legatees, heirs, legal representatives, successors, and permitted assigns. The preceding sentence shall not affect any restriction on assignment set forth elsewhere in this Agreement.


                                   ARTICLE VI

                                   Arbitration

         If a dispute or claim shall arise between the parties with respect to any of the terms or provisions of this Agreement, or with respect to the performance by any of the parties under this Agreement, then the parties agree that the dispute shall be arbitrated in Orange County, California before a single arbitrator, in accordance with the rules of Judicial Arbitration and Mediation Services, Inc./Endispute ("JAMS/Endispute").


                                   ARTICLE VII

                                     Notices

         Any notice, request, demand, or other communication given pursuant to the terms of this Agreement shall be deemed given upon delivery, if hand delivered or delivered via facsimile, or Forty-Eight (48) hours after deposit in the United States mail, postage prepaid, and sent certified or registered mail, return receipt requested, correctly addressed to the addresses of the parties indicated below or at such other address as such party shall in writing have advised the other party.

         If to the Company:

                                    3900 Birch Street, #113
                                    Newport Beach, CA 92660

         If to Cherry:

                                    27786 Hidden Trail Road
                                    Laguna Hills, CA 92660

                                  ARTICLE VIII

                                   Assignment

         Subject to all other provisions of this Agreement, any attempt to assign or transfer this Agreement or any of the rights conferred hereby, by judicial process or otherwise, to any person, firm, company, or corporation without the prior written consent of the party, shall be invalid, and may, at the option of such other party, result in an incurable event of default resulting in termination of this Agreement and all rights hereby conferred.


                                   ARTICLE IX

                                  Choice of Law

         This Agreement and the rights of the parties hereunder shall be governed by and constructed in accordance with the laws of the Sate of California including all matters of construction, validity, performance, and enforcement and without giving effect to the principles of conflict of laws.


                                    ARTICLE X

                                  Jurisdiction

         The parties submit to the jurisdiction of the Courts of the State of California or a Federal Court empaneled in the State of California for the resolution of all legal disputes arising under the terms of this Agreement, including, but not limited to, enforcement of arbitration award.


                                   ARTICLE XI

                                Entire Agreement

         Except as provided herein, this Agreement contains the entire agreement of the parties, and supersedes all existing negotiations, representations, or agreements and all other oral, written, or other communications between them concerning the subject matter of this Agreement. There are no representations, agreements, arrangements, or understandings, oral or written, between and among the parties hereto relating to the subject matter of this Agreement that are not fully expressed herein.

                                   ARTICLE XII

                                  Severability

         If any provision of this Agreement is unenforceable, invalid, or violates applicable law, such provision, or unenforceable portion of such provision, shall be deemed stricken and shall not affect the enforceability of any other provisions of this Agreement.


                                  ARTICLE XIII

                                    Captions

         The captions in this Agreement are inserted only as a matter of convenience and for reference and shall not be deemed to define, limit, enlarge, or describe the scope of this Agreement or the relationship of the parties, and shall not affect this Agreement or the construction of any provisions herein.


                                   ARTICLE XIV

                                  Counterparts

         This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.


                                   ARTICLE XV

                                  Modification

         No change, modification, addition, or amendment to this Agreement shall be valid unless in writing and signed by all parties hereto.


                                   ARTICLE XVI

                                     Waiver

         No waiver of any breach, covenant, representation, warranty, or default of this Agreement by any party shall be considered to be a waiver of any other breach, covenant representation warranty or default of this Agreement.

                                  ARTICLE XVII

                                 Interpretation

         The terms and conditions of this Agreement shall be deemed to have been prepared jointly by all of the Parties hereto. Any ambiguity or uncertainty existing hereunder shall not be construed against any one of the drafting parties, but shall be resolved by reference to the other rules of interpretation of contracts as they apply in the State of California.


                                  ARTICLE XVIII

                                 Attorneys' Fees

         Except as otherwise provided herein, if a dispute should arise between the parties including, but not limited to arbitration, the prevailing party shall be reimbursed by the non-prevailing party for all reasonable expenses incurred in resolving such dispute, including reasonable attorneys' fees.


                                   ARTICLE XIX

                                      Taxes

         Any income taxes required to be paid in connection with the payments due hereunder, shall be borne by the party required to make such payment. Any withholding taxes in the nature of a tax on income shall be deducted from payments due, and the party required to withhold such tax shall furnish to the party receiving such payment all documentation necessary to prove the proper amount to withhold of such taxes and to prove payment to the tax authority of such required withholding.


                                   ARTICLE XX

                Not for the Benefit of Creditors of Third Parties

         The provisions of this Agreement are intended only for the regulation of relations among the parties. This Agreement is not intended for the benefit of creditors of the parties or other third parties and no rights are granted to creditors of the parties or other third parties under this Agreement.

                                   ARTICLE XXI

                              Defense and Indemnity

         Should Cherry be sued and/or prosecuted with respect to any act performed as part of his duties of office or any failure to act, then the Company shall defend, indemnify, retain legal counsel and otherwise hold him harmless for costs of defense, settlements, sanctions or awards.



         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the Effective Date.



                  "Company"                                   "Cherry"

         Internet Business' International                   Louis Cherry


         By:
            -------------------------

         Name:
              -----------------------

         Title:
               ----------------------

                                    Form of
                              Employment Agreement

         This EMPLOYMENT AGREEMENT ("Agreement") is made, entered into, and effective as of __________, 2001 ("Effective Date"), by and between Internet Business' International, a Nevada corporation (the "Company") and Al Reda ("Reda").


                                    RECITALS

         WHEREAS, COMPANY desires to benefit from Reda's expertise and employ Reda as Chief Executive Officer ("C.E.O.") and Reda is willing to accept such employment.

         NOW, THEREFORE,in consideration of the mutual covenants and conditions contained herein, the parties hereto hereby agree as follows:


                                    AGREEMENT

                                    ARTICLE I

                                 Term and Duties

         The Company hereby employs Reda as C.E.O. as of the Effective Date and Reda agrees to enter into and remain in the employ of the Company until five years from the date of this Agreement unless (i) this Agreement is terminated as provided hereinbelow; or (ii) this Agreement is extended by mutual agreement of the parties. Reda shall faithfully and diligently perform all professional duties and acts as C.E.O. as may be reasonably requested of Reda by the Company or its officers consistent with the function of a C.E.O. of a comparable business holding company.


                                   ARTICLE II

                                     Duties

         2.1 Reda agrees to perform Reda's services to the best of his ability. Reda agrees throughout the term of this Agreement to devote sufficient time, energy and skill to the business of the Company and to the promotion of the best interests of the Company. The Company understands and agrees that Reda may from time to time undertake business opportunities so long as they do not conflict with his duties to the Company and hereby waives any claim it may have with respect to Reda's undertaking such opportunities.

                                   ARTICLE III

                                  Compensation

         3.1 Subject to the termination of this Agreement as provided herein, the Company shall compensate Reda for his services hereunder at an annual salary ("Salary") of One Hundred Eighty Thousand Dollars ($180,000.00) payable in semi-monthly installments in accordance with the Company's practices, less normal payroll deductions.

         3.2 In addition to the Salary as defined above, the Company agrees to the following schedule:

         a. On the first year's anniversary of this Agreement, Reda's salary shall be $16,000 per month

         b. On the second year's anniversary of this Agreement, Reda's salary shall be $17,000 per month.

         c. On the third year's anniversary of this Agreement, Reda's salary shall be $18,000 per month.

         d. On the fourth year's anniversary of this Agreement, Reda's salary shall be $19,000 per month.

         3.3 In addition to the compensation set forth above, the Company shall periodically review Reda's performance and services rendered with a view to paying discretionary bonuses based upon above-average or outstanding performance for a prior period. Any such bonuses approved by the Company shall be paid to Reda within 30 days of the grant thereof. The following performance milestones shall justify the particular stock bonuses, to be issued by the company, as set forth below:

         a. At $ 2 million in sales, 500,000 shares of IBI stock.

         b. At $ 3 million in sales, 800,000 shares of IBI stock.

         c. At $ 5 million in sales, 1,000,000 shares of IBI stock.

         d. At $ 8 million in sales, 2,000,000 shares of IBI stock.

         e. At $ 10 million in sales, 2,500,000 shares of IBI stock.

         f. At $ 12 million in sales, 3,000,000 shares of IBI stock.

         3.4 In addition to the Salary and bonuses stated above, commencing with the Effective Date, Cherry shall be eligible to participate in a health insurance plan, including dependent coverage, supplied by the Company. Cherry shall be entitled to participate in any and all group life, workers' compensation, health plan or accidental insurance plans which are adopted by the Company for the benefit of executive officers or employees. Cherry shall be entitled to such sick leave and paid holidays and to such other perquisites of employment, as customarily are extended by the Company to executive officers or employees. In addition, Cherry shall be entitled to such other benefits as the Company may elect to provide generally, from time to time, to executive officers or employees. Cherry shall be entitled to the following vacation benefits:

                          i. 4 weeks on first year anniversary

                          ii. 5 weeks on second year anniversary

                          iii. 6 weeks on third year anniversary and thereafter.

         3.5 If for any reason, including malfeasance, misfeasance, and/or nonfeasance, the Company decides to terminate Cherry, then Cherry shall still be entitled to all benefits under this Agreement.


                                   ARTICLE IV

                                    Expenses

     The Company shall reimburse Cherry for all reasonable business related expenses incurred by Cherry in the course of his normal duties on behalf of the company. In reimbursing Cherry for expenses, the ordinary and usual business guidelines and documentation requirements shall be adhered to by the Company and Cherry. Cherry shall be receive a car allowance of $400 per month.


                                    ARTICLE V

                                 Binding Effect

         This Agreement shall be binding upon and inure to the benefit of the parties hereto their respective devisees, legatees, heirs, legal representatives, successors, and permitted assigns. The preceding sentence shall not affect any restriction on assignment set forth elsewhere in this Agreement.

                                   ARTICLE VI

                                   Arbitration

         If a dispute or claim shall arise between the parties with respect to any of the terms or provisions of this Agreement, or with respect to the performance by any of the parties under this Agreement, then the parties agree that the dispute shall be arbitrated in Orange County, California before a single arbitrator, in accordance with the rules of Judicial Arbitration and Mediation Services, Inc./Endispute ("JAMS/Endispute").


                                   ARTICLE VII

                                     Notices

         Any notice, request, demand, or other communication given pursuant to the terms of this Agreement shall be deemed given upon delivery, if hand delivered or delivered via facsimile, or Forty-Eight (48) hours after deposit in the United States mail, postage prepaid, and sent certified or registered mail, return receipt requested, correctly addressed to the addresses of the parties indicated below or at such other address as such party shall in writing have advised the other party.

         If to the Company:

                                    3900 Birch Street, #113
                                    Newport Beach, CA 92660

         If to Cherry:

                                    27786 Hidden Trail Road
                                    Laguna Hills, CA 92660


                                  ARTICLE VIII

                                   Assignment

        Subject to all other provisions of this Agreement, any attempt to assign or transfer this Agreement or any of the rights conferred hereby, by judicial process or otherwise, to any person, firm, company, or corporation without the prior written consent of the party, shall be invalid, and may, at the option of such other party, result in an incurable event of default resulting in termination of this Agreement and all rights hereby conferred.



                                   ARTICLE IX

                                  Choice of Law

         This Agreement and the rights of the parties hereunder shall be governed by and constructed in accordance with the laws of the Sate of California including all matters of construction, validity, performance, and enforcement and without giving effect to the principles of conflict of laws.


                                    ARTICLE X

                                  Jurisdiction

         The parties submit to the jurisdiction of the Courts of the State of California or a Federal Court empaneled in the State of California for the resolution of all legal disputes arising under the terms of this Agreement, including, but not limited to, enforcement of arbitration award.


                                   ARTICLE XI

                                Entire Agreement

         Except as provided herein, this Agreement contains the entire agreement of the parties, and supersedes all existing negotiations, representations, or agreements and all other oral, written, or other communications between them concerning the subject matter of this Agreement. There are no representations, agreements, arrangements, or understandings, oral or written, between and among the parties hereto relating to the subject matter of this Agreement that are not fully expressed herein.


                                   ARTICLE XII

                                  Severability

        If any provision of this Agreement is unenforceable, invalid, or violates applicable law, such provision, or unenforceable portion of such provision, shall be deemed stricken and shall not affect the enforceability of any other provisions of this Agreement.

                                  ARTICLE XIII

                                    Captions

         The captions in this Agreement are inserted only as a matter of convenience and for reference and shall not be deemed to define, limit, enlarge, or describe the scope of this Agreement or the relationship of the parties, and shall not affect this Agreement or the construction of any provisions herein.


                                   ARTICLE XIV

                                  Counterparts

         This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.


                                   ARTICLE XV

                                  Modification

         No change, modification, addition, or amendment to this Agreement shall be valid unless in writing and signed by all parties hereto.


                                   ARTICLE XVI

                                     Waiver

         No waiver of any breach, covenant, representation, warranty, or default of this Agreement by any party shall be considered to be a waiver of any other breach, covenant representation warranty or default of this Agreement.

                                  ARTICLE XVII

                                 Interpretation

         The terms and conditions of this Agreement shall be deemed to have been prepared jointly by all of the Parties hereto. Any ambiguity or uncertainty existing hereunder shall not be construed against any one of the drafting parties, but shall be resolved by reference to the other rules of interpretation of contracts as they apply in the State of California.


                                  ARTICLE XVIII

                                 Attorneys' Fees

         Except as otherwise provided herein, if a dispute should arise between the parties including, but not limited to arbitration, the prevailing party shall be reimbursed by the non-prevailing party for all reasonable expenses incurred in resolving such dispute, including reasonable attorneys' fees.

                                   ARTICLE XIX

                                      Taxes

         Any income taxes required to be paid in connection with the payments due hereunder, shall be borne by the party required to make such payment. Any withholding taxes in the nature of a tax on income shall be deducted from payments due, and the party required to withhold such tax shall furnish to the party receiving such payment all documentation necessary to prove the proper amount to withhold of such taxes and to prove payment to the tax authority of such required withholding.


                                   ARTICLE XX

                Not for the Benefit of Creditors of Third Parties

         The provisions of this Agreement are intended only for the regulation of relations among the parties. This Agreement is not intended for the benefit of creditors of the parties or other third parties and no rights are granted to creditors of the parties or other third parties under this Agreement.


         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the Effective Date.

         3.4 In addition to the Salary and bonuses stated above, commencing with the Effective Date, Reda shall be eligible to participate in a health insurance plan, including dependent coverage, supplied by the Company. Reda shall be entitled to participate in any and all group life, workers' compensation, health plan or accidental insurance plans which are adopted by the Company for the benefit of executive officers or employees. Reda shall be entitled to such sick leave and paid holidays and to such other perquisites of employment, as customarily are extended by the Company to executive officers or employees. In addition, Reda shall be entitled to such other benefits as the Company may elect to provide generally, from time to time, to executive officers or employees. Reda shall be entitled to the following vacation benefits:

                          i. 4 weeks on first year anniversary

                          ii. 5 weeks on second year anniversary


                          iii. 6 weeks on third year anniversary and thereafter.

         3.5 If for any reason, including malfeasance, misfeasance, and/or nonfeasance, the Company decides to terminate Reda, then Reda shall still be entitled to all benefits under this Agreement.


                                   ARTICLE IV

                                    Expenses

         The Company shall reimburse Reda for all reasonable business related expenses incurred by Reda in the course of his normal duties on behalf of the company. In reimbursing Reda for expenses, the ordinary and usual business guidelines and documentation requirements shall be adhered to by the Company and

Reda.


                                    ARTICLE V

                                 Binding Effect

         This Agreement shall be binding upon and inure to the benefit of the parties hereto their respective devisees, legatees, heirs, legal representatives, successors, and permitted assigns. The preceding sentence shall not affect any restriction on assignment set forth elsewhere in this Agreement.


                                   ARTICLE VI

                                   Arbitration

         If a dispute or claim shall arise between the parties with respect to any of the terms or provisions of this Agreement, or with respect to the performance by any of the parties under this Agreement, then the parties agree that the dispute shall be arbitrated in Orange County, California before a single arbitrator, in accordance with the rules of Judicial Arbitration and Mediation Services, Inc./Endispute ("JAMS/Endispute").


                                   ARTICLE VII

                                     Notices

         Any notice, request, demand, or other communication given pursuant to the terms of this Agreement shall be deemed given upon delivery, if hand delivered or delivered via facsimile, or Forty-Eight (48) hours after deposit in the United States mail, postage prepaid, and sent certified or registered mail, return receipt requested, correctly addressed to the addresses of the parties indicated below or at such other address as such party shall in writing have advised the other party.

         If to the Company:

                                    3900 Birch Street, #113
                                    Newport Beach, CA 92660

         If to Reda:

                                    2557 Oxford Lane
                                    Costa Mesa, CA 92626

                                  ARTICLE VIII

                                   Assignment

         Subject to all other provisions of this Agreement, any attempt to assign or transfer this Agreement or any of the rights conferred hereby, by judicial process or otherwise, to any person, firm, company, or corporation without the prior written consent of the party, shall be invalid, and may, at the option of such other party, result in an incurable event of default resulting in termination of this Agreement and all rights hereby conferred.


                                   ARTICLE IX

                                  Choice of Law

         This Agreement and the rights of the parties hereunder shall be governed by and constructed in accordance with the laws of the Sate of California including all matters of construction, validity, performance, and enforcement and without giving effect to the principles of conflict of laws.


                                    ARTICLE X

                                  Jurisdiction

         The parties submit to the jurisdiction of the Courts of the State of California or a Federal Court empaneled in the State of California for the resolution of all legal disputes arising under the terms of this Agreement, including, but not limited to, enforcement of arbitration award.


                                   ARTICLE XI

                                Entire Agreement

         Except as provided herein, this Agreement contains the entire agreement of the parties, and supersedes all existing negotiations, representations, or agreements and all other oral, written, or other communications between them concerning the subject matter of this Agreement. There are no representations, agreements, arrangements, or understandings, oral or written, between and among the parties hereto relating to the subject matter of this Agreement that are not fully expressed herein.

                                   ARTICLE XII

                                  Severability

         If any provision of this Agreement is unenforceable, invalid, or violates applicable law, such provision, or unenforceable portion of such provision, shall be deemed stricken and shall not affect the enforceability of any other provisions of this Agreement.


                                  ARTICLE XIII

                                    Captions

         The captions in this Agreement are inserted only as a matter of convenience and for reference and shall not be deemed to define, limit, enlarge, or describe the scope of this Agreement or the relationship of the parties, and shall not affect this Agreement or the construction of any provisions herein.


                                   ARTICLE XIV

                                  Counterparts

         This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.


                                   ARTICLE XV

                                  Modification

         No change, modification, addition, or amendment to this Agreement shall be valid unless in writing and signed by all parties hereto.


                                   ARTICLE XVI

                                     Waiver

         No waiver of any breach, covenant, representation, warranty, or default of this Agreement by any party shall be considered to be a waiver of any other breach, covenant representation warranty or default of this Agreement.

                                  ARTICLE XVII

                                 Interpretation

         The terms and conditions of this Agreement shall be deemed to have been prepared jointly by all of the Parties hereto. Any ambiguity or uncertainty existing hereunder shall not be construed against any one of the drafting parties, but shall be resolved by reference to the other rules of interpretation of contracts as they apply in the State of California.


                                  ARTICLE XVIII

                                 Attorneys' Fees

         Except as otherwise provided herein, if a dispute should arise between the parties including, but not limited to arbitration, the prevailing party shall be reimbursed by the non-prevailing party for all reasonable expenses incurred in resolving such dispute, including reasonable attorneys' fees.

                                   ARTICLE XIX

                                      Taxes

         Any income taxes required to be paid in connection with the payments due hereunder, shall be borne by the party required to make such payment. Any withholding taxes in the nature of a tax on income shall be deducted from payments due, and the party required to withhold such tax shall furnish to the party receiving such payment all documentation necessary to prove the proper amount to withhold of such taxes and to prove payment to the tax authority of such required withholding.


                                   ARTICLE XX

                Not for the Benefit of Creditors of Third Parties

         The provisions of this Agreement are intended only for the regulation of relations among the parties. This Agreement is not intended for the benefit of creditors of the parties or other third parties and no rights are granted to creditors of the parties or other third parties under this Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the Effective Date.



                  "Company"                                 "Reda"

         Internet Business' International                  Al Reda


         By:
            -------------------------

         Name:
              -----------------------

         Title:
               ----------------------

                                                                    Exhibit 15.9

                                    FORM OF
                         EQUITY LINE OF CREDIT AGREEMENT


         AGREEMENT dated as of the 1st day of May 2001, (the "Agreement") between, (the "Investor") and Internet Business's International, Inc., a corporation organized and existing under the laws of the State of Nevada (the "Company").

         WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Investor, from time to time as provided herein, and the Investor shall purchase up to Two Million Five Hundred Thousand Dollars ($2,500,000) of the Company's common stock, par value $0.01 per share (the "Common Stock"), for a total purchase price of Two Million Five Hundred Thousand Dollars ($2,500,000); and

         WHEREAS, such investments will be made in reliance upon the provisions of Regulation D ("Regulation D") of the Securities Act of 1933, as amended, and the regulations promulgated there under (the "Securities Act"), and or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the investments to be made hereunder; and

         NOW, THEREFORE, the parties hereto agree as follows:

                                    ARTICLE I
                               Certain Definitions

         Section 1.1 "Advance" shall mean the portion of the Commitment Amount requested by the Company in the Advance Notice.

         Section 1.2 "Advance Notice Date" shall mean each date the Company delivers to the Investor an Advance Notice requiring the Investor to advance funds to the Company, subject to the terms of this Agreement. No Advance Notice Date shall be less than eleven (11) Trading Days after the prior Advance Notice Date.

         Section 1.3 "Advance Date" shall mean the date Butler Gonzalez LLP/First Union Escrow Account is in receipt of the funds from the Investor and Butler Gonzalez LLP, as the Placement Agent's Counsel, is in possession of free trading shares from the Company and therefore an Advance by the Investor to the Company can be made and Butler Gonzalez LLP can release the free trading shares to the Investor. No Advance Date shall be less than ten (10) Trading Days after an Advance Notice Date. No Advance Date shall be less than twenty two (22) Trading Days after a previous Advance Date.

         Section 1.4 "Advance Notice" shall mean a written notice to the Investor setting forth the Advance amount that the Company requests from the Investor and the Advance Date,

         Section 1.5 "Average Daily Volume" shall be computed using the forty
(40) trading days prior to the Advance Date.

         Section 1.6 "Bid Price" shall mean, on any date, the closing bid price (as reported by Bloomberg L.P.) of the Common Stock on the Principal Market or if the Common Stock is not traded on a Principal Market, the highest reported bid price for the Common Stock, as furnished by the National Association of Securities Dealers, Inc.
1
         Section 1.7 "Closing" shall mean one of the closings of a purchase and sale of Common Stock pursuant to Section 2.1.

         Section 1.8 "Commitment Amount" shall mean the aggregate amount of up to $2,500,000, which the Investor has agreed to provide to the Company in order to purchase the Company's Common Stock pursuant to the terms and conditions of this Agreement.

         Section 1.9 "Commitment Period" shall mean the period commencing on the earlier to occur of (i) the Effective Date, or (ii) such earlier date as the Company and the Investor may mutually agree in writing, and expiring on the earliest to occur of (x) the date on which the Investor shall have made payment of Advances pursuant to this Agreement in the aggregate amount of $2,500,000,
(y) the date this Agreement is terminated pursuant to Section 2.6, or (z) the date occurring thirty (30) months from the date of an effective registrations statement.

         Section 1.10 "Common Stock" shall mean the Company's common stock, par value $0.01 per share.

         Section 1.11 "Condition Satisfaction Date" shall have the meaning set forth in Section 7.2.

         Section 1.12 "Damages" shall mean any loss, claim, damage, liability, costs and expenses (including, without limitation, reasonable attorney's fees and disbursements and costs and expenses of expert witnesses and investigation).

         Section 1.13 "Effective Date" shall mean the date on which the SEC first declares effective a Registration Statement registering the resale of the Registrable Securities as set forth in Section 7.2(a).

         Section 1.14 "Escrow Agreement" shall mean the escrow agreement between the Company and the Investor dated the date hereof.

         Section 1.15 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated there under.

         Section 1.16 "Material Adverse Effect" shall mean any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company to enter into and perform any of its obligations under this Agreement or the Registration Rights Agreement in any material respect.

         Section 1.17 "Market Price" shall mean the lowest closing Bid Prices of the Common Stock during the Pricing Period.

         Section 1.18 "Maximum Advance Amount" shall be equal to one hundred and fifty percent (150%) of the average daily volume of the Company's Common Stock multiplied by the Purchase Price during the Pricing Period.

         Section 1.19 "NASD" shall mean the National Association of Securities Dealers, Inc.

         Section 1.20 "Person" shall mean an individual, a corporation, a partnership, an association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

         Section 1.21 "Placement Agent" shall mean May Davis Group, Inc.

         Section 1.22 "Pricing Period" shall mean the ten (10) trading day period beginning on the Advance Notice Date and ending on the Closing Date of the particular traunche.

         Section 1.23 "Principal Market" shall mean the Nasdaq National Market, the Nasdaq SmallCap Market, the American Stock Exchange or the New York Stock Exchange, whichever is at the time the principal trading exchange or market for the Common Stock.

         Section 1.24 "Purchase Price" shall be set at 91% of the Market Price.

         Section 1.25 "Registrable Securities" shall mean the shares of Common Stock (i) in respect of which the Registration Statement has not been declared effective by the SEC, (ii) which have not been sold under circumstances meeting all of the applicable conditions of Rule 144 (or any similar provision then in force) under the Securities Act ("Rule 144") or (iii) which have not been otherwise transferred to a holder who may trade such shares without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend.

         Section 1.26 "Registration Rights Agreement" shall mean the Registration Rights Agreement dated the date hereof, regarding the filing of the Registration Statement for the resale of the Registrable Securities, entered into between the Company and the Investor.

         Section 1.27 "Registration Statement" shall mean a registration statement on Form S-1 or Form S-3 (if use of such form is then available to the Company pursuant to the rules of the SEC and, if not, on such other form promulgated by the SEC for which the Company then qualifies and which counsel for the Company shall deem appropriate, and which form shall be available for the resale of the Registrable Securities to be registered there under in accordance with the provisions of this Agreement and the Registration Rights Agreement, and in accordance with the intended method of distribution of such securities), for the registration of the resale by the Investor of the Registrable Securities under the Securities Act.

         Section 1.28 "Regulation D" shall have the meaning set forth in the recitals of this Agreement.

         Section 1.29 "SEC" shall mean the Securities and Exchange Commission.

         Section 1.30 "Securities Act" shall have the meaning set forth in the recitals of this Agreement.

         Section 1.31 "SEC Documents" shall mean Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and Proxy Statements of the Company as supplemented to the date hereof, filed by the Company for a period of at least twelve (12) months immediately preceding the date hereof or the Advance Date, as the case may be, until such time as the Company no longer has an obligation to maintain the effectiveness of a Registration Statement as set forth in the Registration Rights Agreement.

         Section 1.32 "Trading Day" shall mean any day during which the New York Stock Exchange shall be open for business.


                                   ARTICLE II
                                    Advances

         Section 2.1 Investments.

                  (a) Advances. Upon the terms and conditions set forth herein (including without limitation, the provisions of Article VII hereof), on any Advance Notice Date the Company may request an Advance by the Investor by the delivery of an Advance Notice. The number of shares of Common Stock that the Investor shall receive for each Advance shall be determined by dividing the amount of the Advance by the Purchase Price on the Advance Notice Date. No fractional shares shall be issued. Fractional shares shall be rounded to the next higher whole number of shares. The aggregate maximum amount of all Advances that the Investor shall be obligated to make under this Agreement shall not exceed the Commitment Amount.

         Section 2.2 Mechanics.

                  (a) Advance Notice. At any time during the Commitment Period, the Company may deliver an Advance Notice to the Investor, subject to the conditions set forth in Section 2.7 and Section 7.2; provided, however, the amount for each Advance as designated by the Company in the applicable Advance Notice shall not be more than the Maximum Advance Amount. The aggregate amount of the Advances pursuant to this Agreement shall not exceed the Commitment Amount, unless otherwise agreed by the Investor in the Investor's sole and absolute discretion. There will be a minimum of thirty (30) Trading Days between each Advance Notice Date.

                  (b) Date of Delivery of Advance Notice. An Advance Notice shall be deemed delivered on (i) the Trading Day it is received by facsimile or otherwise by the Investor if such notice is received prior to 12:00 noon Eastern Time, or (ii) the immediately succeeding Trading Day if it is received by facsimile or otherwise after 12:00 noon Eastern Time on a Trading Day or at any time on a day which is not a Trading Day. No Advance Notice may be deemed delivered, on a day that is not a Trading Day.

         Section 2.3 Closings. On each Advance Date, which shall be ten (10) Trading Days after an Advance Notice Date, (i) the Company shall deliver to the Escrow Agent, as defined pursuant to the Escrow Agreement, shares of the Company's Common Stock, representing the amount of the Advance by the Investor pursuant to Section 2.1 herein, registered in the name of the Investor which shall be delivered to the Investor, or otherwise in accordance with the Escrow Agreement and (ii) the Investor shall deliver to the Escrow Agent the amount of the Advance specified in the Advance Notice by wire transfer of immediately available funds which shall be delivered to the Company, or otherwise in accordance with the Escrow Agreement. In addition, on or prior to the Advance Date, each of the Company and the Investor shall deliver to the other through the Escrow Agent all documents, instruments and writings required to be delivered or reasonably requested by either of them pursuant to this Agreement in order to implement and effect the transactions contemplated herein. Payment of funds to the Company and delivery of the Company's Common Stock to the Investor shall occur in accordance with the conditions set forth above and those contained in the Escrow Agreement; provided, however, that to the extent the Company has not paid the fees, expenses, and disbursements of the Investor's counsel and the Placement Agent in accordance with Section 12.4, the amount of such fees, expenses, and disbursements may be deducted by the Investor (and shall be paid to the relevant party) from the amount of the Advance with no reduction in the amount of shares of the Company's Common Stock to be delivered on such Advance Date.

          Section 2.4 Suspension of Registration Statement. If subsequent to any Closing, the Registration Statement is suspended, other than due to the acts of the Investor or the Placement Agent, for any period exceeding twenty trading days (20) days, the Company shall pay an amount equal to two percent (2 %) of the Purchase Price of all Common Stock held by the Investor, purchased pursuant to this Agreement for each twenty trading day (20) day period or portion thereof; provided, however, that the Company shall not be required to pay such amount to the Investor in connection with any period commencing upon the filing of a post-effective amendment to such Registration Statement and ending upon the date on which such post-effective amendment is declared effective by the SEC.

         Section 2.5 Termination of Investment. The obligation of the Investor to make an Advance to the Company pursuant to this Agreement shall terminate permanently (including with respect to an Advance Date that has not yet occurred) in the event that (i) there shall occur any stop order or suspension of the effectiveness of the Registration Statement for an aggregate of thirty
(30) Trading Days, other than due to the acts of the Investor or the Placement Agent, during the Commitment Period, or (ii) the Company shall at any time fail materially to comply with the requirements of Section 6.3, 6.4 or 6.7; provided, however, that this termination provision shall not apply to any period commencing upon the filing of a post-effective amendment to such Registration Statement and ending upon the date on which such post effective amendment is declared effective by the SEC.

         Section 2.6 Agreement to Advance Funds.

                  (a) The Investor agrees to advance the amount specified in the Advance Notice to the Company after the completion of each of the following conditions and the other conditions set forth in this Agreement:

                  (i) the execution and delivery by the Company, and the Investor, of this Agreement, and the Exhibits hereto;

                  (ii) the Placement Agent's Counsel shall have received the shares of Common Stock applicable to the Advance;

                  (iii) the Company's Registration Statement with respect to the resale of the Registrable Securities in accordance with the terms of the Registration Rights Agreement shall have been declared effective by the SEC;

                  (iv) the Company shall have obtained all permits and qualifications required by any applicable state for the offer and sale of the Registrable Securities, or shall have the availability of exemptions there from. The sale and issuance of the Registrable Securities shall be legally permitted by all laws and regulations to which the Company is subject;

                  (v) the Company shall have filed with the Commission in a timely manner all reports, notices and other documents required of a "reporting company" under the Exchange Act and applicable Commission regulations;

                  (vi) the fees as set forth in Section 12.4 below shall have been paid or can be withheld as provided in Section 2.3; and

                  (vii) the conditions set forth in Section 7.2 shall have been satisfied.

         Section 2.7 Lock Up Period. (a) During the terms of this Agreement, the Company shall not, without the prior consent of the Investor, issue or sell (i) any Common Stock without consideration or for a consideration per share less than the Bid Price on the date of issuance or (ii) issue or sell any warrant, option, right, contract, call, or other security or instrument granting the holder thereof the right to acquire Common Stock without consideration or for a consideration per share less than the Bid Price on the date of issuance.

         (b) On the date hereof, the Company shall obtain from each officer, director and Affiliate, as defined below, a lock-up agreement, as defined below, in the form annexed hereto as Schedule 2.7(a) agreeing to only sell in compliance with the volume limitation of Rule 144. "Affiliate" for purposes hereof means, with respect to any person or entity, another person or entity that, directly or indirectly, (i) has a 5% or more equity interest in that person or entity, (ii) has 5% or more common ownership with that person or entity, (iii) controls that person or entity, or (iv) shares common control with that person or entity. "Control" or "controls" for purposes hereof means that a person or entity has the power, direct or indirect, to conduct or govern the policies of another person or entity.

         Section 2.8 Shareholder Approval. The Company's obligations under this Agreement are subject to approval of the shareholders of the Company pursuant to Nevada Corporate Law.

                                   ARTICLE III
                   Representations and Warranties of Investor


         Investor hereby represents and warrants to, and agrees with, the Company that the following are true and as of the date hereof and as of each Advance Date:

         Section 3.1 Organization and Authorization. Investor is duly incorporated or organized and validly existing in the jurisdiction of its incorporation or organization and has all requisite power and authority to purchase and hold the securities issuable hereunder. The decision to invest and the execution and delivery of this Agreement by such Investor, the performance by such Investor of its obligations hereunder and the consummation by such Investor of the transactions contemplated hereby have been duly authorized and requires no other proceedings on the part of the Investor. The undersigned has the right, power and authority to execute and deliver this Agreement and all other instruments ( including, without limitations, the Registration Rights Agreement), on behalf of the Investor. This Agreement has been duly executed and delivered by the Investor and, assuming the execution and delivery hereof and acceptance thereof by the Company, will constitute the legal, valid and binding obligations of the Investor, enforceable against the Investor in accordance with its terms.

         Section 3.2 Evaluation of Risks. The Investor has such knowledge and experience in financial tax and business matters as to be capable of evaluating the merits and risks of, and bearing the economic risks entailed by, an investment in the Company and of protecting its interests in connection with this transaction. It recognizes that its investment in the Company involves a high degree of risk.

         Section 3.3. No Legal Advice From the Company. The Investor acknowledges that it had the opportunity to review this Agreement and the transactions contemplated by this Agreement with his or its own legal counsel and investment and tax advisors. The Investor is relying solely on such counsel and advisors and not on any statements or representations of the Company or any of its representatives or agents for legal, tax or investment advice with respect to this investment, the transactions contemplated by this Agreement or the securities laws of any jurisdiction.

         Section 3.4 Investment Purpose. The securities are being purchased by the Investor for its own account, for investment and without any view to the distribution, assignment or resale to others or fractionalization in whole or in part. The Investor agrees not to assign or in any way transfer the Investor's rights to the securities or any interest therein and acknowledges that the Company will not recognize any purported assignment or transfer except in accordance with applicable Federal and state securities laws. No other person has or will have a direct or indirect beneficial interest in the securities. The Investor agrees not to sell, hypothecate or otherwise transfer the Investor's securities unless the securities are registered under Federal and applicable state securities laws or unless, in the opinion of counsel satisfactory to the Company, an exemption from such laws is available.

         Section 3.5 Accredited Investor. Investor is an "accredited investor" as that term is defined in Rule 501(a)(3) of Regulation D of the Securities Act.

         Section 3.6 Information. Such Investor and its advisors (and his or its counsel), if any, have been furnished with all materials relating to the business, finances and operations of the Company and information it deemed material to making an informed investment decision. Such Investor and its advisors, if any, have been afforded the opportunity to ask questions of the Company and its management. Neither such inquiries nor any other due diligence investigations conducted by such Investor or its advisors, if any, or its representatives shall modify, amend or affect the Investor's right to rely on the Company's representations and warranties contained in this Agreement. Such Investor understands that its investment involves a high degree of risk. Such Investor is in a position regarding the Company, which, based upon employment, family relationship or economic bargaining power, enabled and enables each Investor to obtain information from the Company in order to evaluate the merits and risks of this investment. Such Investor has sought such accounting, legal and tax advice, as it has considered necessary to make an informed investment decision with respect to this transaction.

         Section 3.7 Receipt of Documents. Such Investor and his or its counsel has received and read in their entirety: (i) this Agreement and the Exhibits annexed hereto; (ii) all due diligence and other information necessary to verify the accuracy and completeness of such representations, warranties and covenants;
(iii) the Company's Form 10-K for the year ended year ended June 30, 2000 and Form 10-Q for the periods ended March 31, 2001; and (v) answers to all questions the Investor submitted to the Company regarding an investment in the Company; and the Investor has relied on the information contained therein and has not been furnished any other documents, literature, memorandum or prospectus.

         Section 3.8 Registration Rights Agreement and Escrow Agreement. The parties have entered into the Registration Rights Agreement and the Escrow Agreement, each dated the date hereof.

         Section 3.9 No General Solicitation. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the shares of Common Stock offered hereby.

         Section 3.10 Not an Affiliate. The Investor is not an officer, director or a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with the Company "an Affiliate," as that term is defined in Rule 405 of the Securities Act) of the Company). The Investor agrees that it will not, and that it will cause its affiliates not to, engage in any short sales of or hedging transactions with respect to the Common Stock

                                   ARTICLE IV
                  Representations and Warranties of the Company

         Except as stated below or on the disclosure schedules attached hereto, the Company hereby represents and warrants to, and covenants with, the Investor that the following are true and correct as of the date hereof and as of each Advance Date:

         Section 4.1 Organization and Qualification. The Company is duly incorporated or organized and validly existing in the jurisdiction of its incorporation or organization and has all requisite power and authority corporate power to own their properties and to carry on their business as now being conducted. Each of the Company and its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect on the Company and its subsidiaries taken as a whole.

         Section 4.2. Authorization, Enforcement, Compliance with Other Instruments. (i) The Company has the requisite corporate power and authority to enter into and perform this Agreement, the Registration Rights Agreement and any related agreements, in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement, the Registration Rights Agreement, the Escrow Agreement and any related agreements by the Company and the consummation by it of the transactions contemplated hereby and thereby, have been duly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders, (iii) except as disclosed in Section 4.3, this Agreement, Registration Rights Agreement, the Escrow Agreement and any related agreements have been duly executed and delivered by the Company, (iv) this Agreement, the Registration Rights Agreement, Escrow Agreement the execution and delivery thereof and acceptance by the Investor and any related agreements constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.

         Section 4.3 Capitalizations. As of the date hereof, the authorized capital stock of the Company consists of 349,000,000 shares of Common Stock, par value $0.01 per share, of which 251,736,599 shares were issued and outstanding and 1,000,000 shares of preferred stock of which there no shares issued are outstanding. All of such outstanding shares have been validly issued and are fully paid and nonassessable. Except as disclosed on Schedule 4.3, no shares of Common Stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company. Except as disclosed on Schedule 4.3, as of the date hereof, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, (ii) there are no outstanding debt securities and (iii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of their securities under the Securities Act (except pursuant to the Registration Rights Agreement). There are no securities or instruments containing anti-dilution or similar provisions that will be triggered in this Agreement or any related agreement or the consummation of the transactions described herein or therein.. The Company has furnished to the Investor true and correct copies of the Company's Certificate of Incorporation, as amended and as in effect on the date hereof (the "Certificate of Incorporation"), and the Company's By-laws, as in effect on the date hereof (the "By-laws"), and the terms of all securities convertible into or exercisable for Common Stock and the material rights of the holders thereof in respect thereto.

         Section 4.4 No Conflict. Subject to Section 2.8, the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby will not (i) result in a violation of the Certificate of Incorporation, any certificate of designations of any outstanding series of preferred stock of the Company or By-laws or (ii) conflict with or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of Nasdaq on which the Common Stock is quoted) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected. Except as disclosed on Schedule 4.4, neither the Company nor its subsidiaries is in violation of any term of or in default under its Certificate of Incorporation or By-laws or their organizational charter or by-laws, respectively, or any material contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or its subsidiaries. The business of the Company and its subsidiaries is not being conducted, and shall not be conducted in violation of any material law, ordinance, regulation of any governmental entity. Except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement or the Registration Rights Agreement in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company and its subsidiaries are unaware of any facts or circumstance which might give rise to any of the foregoing.

         Section 4.5 SEC Documents; Financial Statements. Since 1990 the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC under of the Exchange Act (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to as the "SEC Documents"). The Company has delivered to the Investor or its representatives, or made available through the SEC's website at http://www.sec.gov, true and complete copies of the SEC Documents. As of their respective dates, the financial statements of the Company disclosed in the SEC Documents (the "Financial Statements") complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or
(ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to the Investor which is not included in the SEC Documents contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         Section 4.6. 10b-5. The SEC Documents do not include any untrue statements of material fact, nor do they omit to state any material fact required to be stated therein necessary to make the statements made, in light of the circumstances under which they were made, not misleading.

         Section 4.7 No Default. Except as disclosed Section 4.4 the Company is not in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust or other material instrument or agreement to which it is a party or by which it is or its property is bound and neither the execution, nor the delivery by the Company, nor the performance by the Company of its obligations under this Agreement or any of the exhibits or attachments hereto will conflict with or result in the breach or violation of any of the terms or provisions of, or constitute a default or result in the creation or imposition of any lien or charge on any assets or properties of the Company under its Certificate of Incorporation, By-Laws, any material indenture, mortgage, deed of trust or other material agreement applicable to the Company or instrument to which the Company is a party or by which it is bound, or any statute, or any decree, judgment, order, rules or regulation of any court or governmental agency or body having jurisdiction over the Company or its properties, in each case which default, lien or charge is likely to cause a Material Adverse Effect on the Company's business or financial condition.

         Section 4.8 Absence of Events of Default. Except for matters described in the SEC Documents and/or this Agreement, no Event of Default, as defined in the respective agreement to which the Company is a party, and no event which, with the giving of notice or the passage of time or both, would become an Event of Default (as so defined), has occurred and is continuing, which would have a Material Adverse Effect on the Company's business, properties, prospects, financial condition or results of operations.

         Section 4.9 Intellectual Property Rights. The Company and its subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted. The Company and its subsidiaries do not have any knowledge of any infringement by the Company or its subsidiaries of trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others, and, to the knowledge of the Company, there is no claim, action or proceeding being made or brought against, or to the Company's knowledge, being threatened against, the Company or its subsidiaries regarding trademark, trade name, patents, patent rights, invention, copyright, license, service names, service marks, service mark registrations, trade secret or other infringement; and the Company and its subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

         Section 4.10 Employee Relations Neither the Company nor any of its subsidiaries is involved in any labor dispute nor, to the knowledge of the Company or any of its subsidiaries, is any such dispute threatened. None of the Company's or its subsidiaries' employees is a member of a union and the Company and its subsidiaries believe that their relations with their employees are good.

         Section 4.11 Environmental Laws. The Company and its subsidiaries are
(i) in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval.

         Section 4.12 Title. Except as set forth in Schedule 4.12, the Company has good and marketable title to its properties and material assets owned by it, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest other than such as are not material to the business of the Company. Any real property and facilities held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

         Section 4.13 Insurance. The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its subsidiaries are engaged. Neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of the Company and its subsidiaries, taken as a whole.

         Section 4.14 Regulatory Permits. The Company and its subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

         Section 4.15 Internal Accounting Controls. The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

         Section 4.16 No Material Adverse Breaches, etc. Except as set forth in the SEC Documents, neither the Company nor any of its subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company's officers has or is expected in the future to have a Material Adverse Effect on the business, properties, operations, financial condition, results of operations or prospects of the Company or its subsidiaries. Neither the Company nor any of its subsidiaries is in breach of any contract or agreement which breach, in the judgment of the Company's officers, has or is expected to have a Material Adverse Effect on the business, properties, operations, financial condition, results of operations or prospects of the Company or its subsidiaries.

         Section 4.17 Absence of Litigation. Except as set forth in the SEC Documents, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending against or affecting the Company, the Common Stock or any of the Company's subsidiaries, wherein an unfavorable decision, ruling or finding would
(i) have a Material Adverse Effect on the transactions contemplated hereby (ii) adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of the documents contemplated herein, or (iii) except as expressly disclosed in the SEC Documents, have a Material Adverse Effect on the business, operations, properties, financial condition or results of operation of the Company and its subsidiaries taken as a whole.

         Section 4.18 Subsidiaries. Except as disclosed in the SEC Documents, the Company does not presently own or control, directly or indirectly, any interest in any other corporation, partnership, association or other business entity.

         Section 4.19 Other Outstanding Securities/Financing Restrictions. As of the date hereof, other than warrants and options to acquire shares of Common Stock as disclosed in Schedule 4.3, there are no other warrants and options registered with the SEC, which are available for sale as unrestricted ("free trading") stock.

         Section 4.20 Tax Status. The Company and each of its subsidiaries has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject and (unless and only to the extent that the Company and each of its subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

         Section 4.21 Certain Transactions. Except as set forth in the SEC Documents, none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

         Section 4.22 Fees and Rights of First Refusal. Except as set forth in the SEC Documents, the Company is not obligated to offer the securities offered hereunder on a right of first refusal basis or otherwise to any third parties including, but not limited to, current or former shareholders of the Company, underwriters, brokers, agents or other third parties.

         Section 4.23 Use of Proceeds. The Company represents that the net proceeds from this offering will be used as provided on Schedule 4.24. However, in no event shall the net proceeds from this offering be used by the Company for the payment (or loaned to any such person for the payment) of any judgment, or other liability, incurred by any executive officer, officer, director, or employee of the Company.

         Section 4.24 Further Representation and Warranties of the Company. For so long as any securities issuable hereunder held by the Investor remain outstanding, the Company acknowledges, represents, warrants and agrees that it will use commercially reasonable efforts to maintain the listing of its Common Stock on NASD Bulletin Board and/or the NASDAQ Small Cap Stock Market and/or the American Stock Exchange.

         Section 4.25 Opinion of Counsel. Investor shall receive an opinion letter from counsel to the Company (updated where applicable) on the date hereof and on each Advance Date substantially in the form of Exhibit "C".

         Section 4.26 Opinion of Counsel. The Company will obtain for the Investor, at the Company's expense, any and all opinions of counsel which may be reasonably required in order to sell the securities issuable hereunder without restriction.

         Section 4.27 Dilution. The Company is aware and acknowledges that issuance of shares of the Company's Common Stock could cause dilution to existing shareholders and could significantly increase the outstanding number of shares of Common Stock.


                                    ARTICLE V
                                 Indemnification

         The Investor and the Company represent to the other the following with respect to itself:

         Section 5.1 Indemnification. (a) In consideration of the Investor's execution and delivery of this Agreement, and in addition to all of the Company's other obligations under this Agreement, the Company shall defend, protect, indemnify and hold harmless the Investor(s), and all of their officers, directors, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Investor Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Investor Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by the Investor Indemnitees or any of them as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement or the Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in this Agreement or the Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby, or (c) any cause of action, suit or claim brought or made against such Investor Indemnitee not arising out of any action or inaction of an Investor Indemnitee, and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement or any other instrument, document or agreement executed pursuant hereto by any of the Indemnitees. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under applicable law.

         (b) In consideration of the Company's execution and delivery of this Agreement, and in addition to all of the Investor's other obligations under this Agreement, the Investor shall defend, protect, indemnify and hold harmless the Company and all of its officers, directors, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Company Indemnitees") from and against any and all Indemnified Liabilities incurred by the Indemnitees or any of them as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Investor(s) in this Agreement or any instrument or document contemplated hereby or thereby executed by the Investor, (b) any breach of any covenant, agreement or obligation of the Investor(s) contained in this Agreement, the Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby executed by the Investor, or (c) any cause of action, suit or claim brought or made against such Company Indemnitee based on material misrepresentations or due to a material breach by the Investor and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement or any other instrument, document or agreement executed pursuant hereto by any of the Company Indemnitees. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under applicable law.

                                   ARTICLE VI
                            Covenants of the Company

         Section 6.1 Registration Rights. The Company shall cause the Registration Rights Agreement to remain in full force and effect and the Company shall comply in all material respects with the terms thereof.

         Section 6.2 Listing of Common Stock. The Company shall maintain the Common Stock's authorization for quotation on the Nasdaq.

         Section 6.3 Exchange Act Registration. The Company will cause its Common Stock to continue to be registered under Section 12(g) of the Exchange Act, will file in a timely manner all reports and other documents required of it as a reporting company under the Exchange Act and will not take any action or file any document (whether or not permitted by Exchange Act or the rules there under to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said Exchange Act.

         Section 6.4 Transfer Agent Instructions. Upon each Closing and the effectiveness of the Registration Statement the Company will deliver instructions to its transfer agent to issue to Investor and deliver to Escrow Agent shares of Common Stock free of legends.

         Section 6.5 Corporate Existence. The Company will take all steps necessary to preserve and continue the corporate existence of the Company.

         Section 6.6 Notice of Certain Events Affecting Registration; Suspension of Right to Make an Advance. The Company will immediately notify the Investor upon its becoming aware of the occurrence of any of the following events in respect of a registration statement or related prospectus relating to an offering of Registrable Securities: (i) receipt of any request for additional information by the SEC or any other Federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the registration statement or related prospectus; (ii) the issuance by the SEC or any other Federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) the happening of any event that makes any statement made in the Registration Statement or related prospectus of any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, related prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the related prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (v) the Company's reasonable determination that a post-effective amendment to the Registration Statement would be appropriate; and the Company will promptly make available to the Investor any such supplement or amendment to the related prospectus. The Company shall not deliver to the Investor any Advance Notice during the continuation of any of the foregoing events.

         Section 6.7 Expectations Regarding Advance Notices. Within ten (10) days after the commencement of each calendar quarter occurring subsequent to the commencement of the Commitment Period, the Company must notify the Investor, in writing, as to its reasonable expectations as to the dollar amount it intends to raise during such calendar quarter, if any, through the issuance of Advance Notices. Such notification shall constitute only the Company's good faith estimate and shall in no way obligate the Company to raise such amount, or any amount, or otherwise limit its ability to deliver Advance Notices. The failure by the Company to comply with this provision can be cured by the Company's notifying the Investor, in writing, at any time as to its reasonable expectations with respect to the current calendar quarter.

         Section 6.8 Consolidation; Merger. The Company shall not, at any time after the date hereof, effect any merger or consolidation of the Company with or into, or a transfer of all or substantially all the assets of the Company to another entity (a "Consolidation Event") unless the resulting successor or acquiring entity (if not the Company) assumes by written instrument the obligation to deliver to the Investor such shares of stock and/or securities as the Investor is entitled to receive pursuant to this Agreement.

         Section 6.9 Issuance of the Company's Common Stock. The sale of the shares of Common Stock shall be made in accordance with the provisions and requirements of Regulation D and any applicable state securities law.

                                   ARTICLE VII
                Conditions for Advance and Conditions to Closing

         Section 7.1 Conditions Precedent to the Obligations of the Company. The obligation hereunder of the Company to issue and sell the shares of Common Stock to the Investor incident to each Closing is subject to the satisfaction, or waiver by the Company, at or before each such Closing, of each of the conditions set forth below.

                  (a) Accuracy of the Investor's Representation and Warranties. The representations and warranties of the Investor shall be true and correct in all material respects as of the date of this Agreement and as of the date of each such Closing as though made at each such time.

                  (b) Performance by the Investor. The Investor shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Investor at or prior to such Closing.

         Section 7.2 Conditions Precedent to the Right of the Company to Deliver an Advance Notice and the Obligation of the Investor to Purchase Shares of Common Stock. The right of the Company to deliver an Advance Notice and the obligation of the Investor hereunder to acquire and pay for shares of the Company's Common Stock incident to a Closing is subject to the satisfaction or waiver by the Investor, on (i) the date of delivery of such Advance Notice and
(ii) the applicable Advance Date (each a "Condition Satisfaction Date"), of each of the following conditions:

                  (a) Registration of the Common Stock with the SEC. The Company shall have filed with the SEC a Registration Statement with respect to the resale of the Registrable Securities in accordance with the terms of the Registration Rights Agreement. As set forth in the Registration Rights Agreement, the Registration Statement shall have previously become effective and shall remain effective on each Condition Satisfaction Date and (i) neither the Company nor the Investor shall have received notice that the SEC has issued or intends to issue a stop order with respect to the Registration Statement or that the SEC otherwise has suspended or withdrawn the effectiveness of the Registration Statement, either temporarily or permanently, or intends or has threatened to do so (unless the SEC's concerns have been addressed and the Investor is reasonably satisfied that the SEC no longer is considering or intends to take such action), and (ii) no other suspension of the use or withdrawal of the effectiveness of the Registration Statement or related prospectus shall exist. The Registration Statement must have been declared effective by the SEC prior to the first Advance Notice Date.

                  (b) Authority. The Company shall have obtained all permits and qualifications required by any applicable state in accordance with the Registration Rights Agreement for the offer and sale of the shares of Common Stock, or shall have the availability of exemptions there from. The sale and issuance of the shares of Common Stock shall be legally permitted by all laws and regulations to which the Company is subject.

                  (c) Accuracy of the Company's Representations and Warranties. The representations and warranties of the Company shall be true and correct in all material respects as of each Condition Satisfaction Date as though made at each such time (except for representations and warranties specifically made as of a particular date) with respect to all periods, and as to all events and circumstances occurring or existing to and including each Condition Satisfaction Date.

                  (d) Performance by the Company. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement and the Registration Rights Agreement to be performed, satisfied or complied with by the Company at or prior to each Condition Satisfaction Date.

                  (e) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits or directly and adversely affects any of the transactions contemplated by this Agreement, and no proceeding shall have been commenced that may have the effect of prohibiting or adversely affecting any of the transactions contemplated by this Agreement.

                  (f) Adverse Changes. Since the date of filing of the Company's most recent SEC Document, no event that had or is reasonably likely to have a Material Adverse Effect has occurred.

                  (g) No Suspension of Trading in or Delisting of Common Stock. The trading of the Common Stock is not suspended by the SEC or the Principal Market (if the Common Stock is traded on a Principal Market). The issuance of shares of Common Stock with respect to the applicable Closing, if any, shall not violate the shareholder approval requirements of the Principal Market (if the Common Stock is traded on a Principal market). The Company shall not have received any notice threatening the continued listing of the Common Stock on the Principal Market (if the Common Stock is traded on a Principal Market).

                  (h) Maximum Advance Amount. The amount of the advance requested by the Company does not exceed the Maximum Advance Amount.

                  (i) No Knowledge. The Company has no knowledge of any event more likely than not to have the effect of causing such Registration Statement to be suspended or otherwise ineffective.

                  (j) Purchase Price. The Bid Price on the Advance Notice Date shall not be less than the Purchase Price.

                  (k) Other. On each Condition Satisfaction Date, the Investor shall have received and been reasonably satisfied with such other certificates and documents as shall have been reasonably requested by the Investor in order for the Investor to confirm the Company's satisfaction of the conditions set forth in this Section 7.2, including, without limitation, a certificate executed by an executive officer of the Company and to the effect that all the conditions to such Closing shall have been satisfied as at the date of each such certificate substantially in the form annexed hereto on Schedule B.

                                  ARTICLE VIII
         Due Diligence Review; Non-Disclosure of Non-Public Information

         Section 8.1 Due Diligence Review. Prior to the filing of the Registration Statement the Company shall make available for inspection and review by the Investor, advisors to and representatives of the Investor, any underwriter participating in any disposition of the Registrable Securities on behalf of the Investor pursuant to the Registration Statement, any such registration statement or amendment or supplement thereto or any blue sky, NASD or other filing, all financial and other records, all SEC Documents and other filings with the SEC, and all other corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review, and cause the Company's officers, directors and employees to supply all such information reasonably requested by the Investor or any such representative, advisor or underwriter in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling the Investor and such representatives, advisors and underwriters and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of the Registration Statement.

         Section 8.2 Non-Disclosure of Non-Public Information.

                  (a) The Company shall not disclose non-public information to the Investor, advisors to or representatives of the Investor unless prior to disclosure of such information the Company identifies such information as being non-public information and provides the Investor, such advisors and representatives with the opportunity to accept or refuse to accept such non-public information for review. The Company may, as a condition to disclosing any non-public information hereunder, require the Investor's advisors and representatives to enter into a confidentiality agreement in form reasonably satisfactory to the Company and the Investor.

                  (b) Nothing herein shall require the Company to disclose non-public information to the Investor or its advisors or representatives, and the Company represents that it does not disseminate non-public information to any investors who purchase stock in the Company in a public offering, to money managers or to securities analysts, provided, however, that notwithstanding anything herein to the contrary, the Company will, as hereinabove provided, immediately notify the advisors and representatives of the Investor and, if any, underwriters, of any event or the existence of any circumstance (without any obligation to disclose the specific event or circumstance) of which it becomes aware, constituting non-public information (whether or not requested of the Company specifically or generally during the course of due diligence by such persons or entities), which, if not disclosed in the prospectus included in the Registration Statement would cause such prospectus to include a material misstatement or to omit a material fact required to be stated therein in order to make the statements, therein, in light of the circumstances in which they were made, not misleading. Nothing contained in this Section 8.2 shall be construed to mean that such persons or entities other than the Investor (without the written consent of the Investor prior to disclosure of such information) may not obtain non-public information in the course of conducting due diligence in accordance with the terms of this Agreement and nothing herein shall prevent any such persons or entities from notifying the Company of their opinion that based on such due diligence by such persons or entities, that the Registration Statement contains an untrue statement of material fact or omits a material fact required to be stated in the Registration Statement or necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading.

                                   ARTICLE IX
                           Choice of Law/Jurisdiction

         Section 9.1 Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Nevada without regard to the principles of conflict of laws. The parties further agree that any action between them shall be heard in New York City, New York, and expressly consent to the jurisdiction and venue of the Supreme Court of New York and the United States District Court for the Southern District of New York for the adjudication of any civil action asserted pursuant to this paragraph.


                                    ARTICLE X
                             Assignment; Termination

         Section 10.1 Assignment. Neither this Agreement nor any rights of the Company hereunder may be assigned to any other Person. The provisions of this Agreement shall inure to the benefit of, and be enforceable by, any transferee of the Investor. The Investor's interest in this Agreement may be assigned at any time, in whole or in part, to any other person or entity (including any affiliate of the Investor) who agrees to make the representations and warranties contained in Article III and who agrees to be bound by the covenants of Article V.

         Section 10.2 Termination. The obligations of the Investor to make Advances under Article II hereof shall terminate 30 months after the date hereof.


                                   ARTICLE XI
                                     Notices


         Section 11.1 Notices. Any notices, consents, waivers, or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile, provided a copy is mailed by U.S. certified mail, return receipt requested;
(iii) three (3)
days after being sent by U.S. certified mail, return receipt requested, or (iv) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

                                      If to the Company, to:

                                      Internet Business's International, Inc.

                                      Attention:

                                      Telephone:
                                      Facsimile:

                 with a copy to:
                                      Attention:              , Esq.

                                      Telephone:
                                      Facsimile:


If to the Investor(s), to its address and facsimile number on Exhibit A, with copies to the Investor's counsel as set forth on Exhibit A. Each party shall provide five (5) days' prior written notice to the other party of any change in address or facsimile number.


                                   ARTICLE XII
                                  Miscellaneous

         Section 12.1 Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event any signature page is delivered by facsimile transmission, the party using such means of delivery shall cause four (4) additional original executed signature pages to be physically delivered to the other party within five (5) days of the execution and delivery hereof

         Section 12.2 Entire Agreement; Amendments. This Agreement supersedes all other prior oral or written agreements between the Investor(s), the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Investor makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

         Section 12.3 Reporting Entity for the Common Stock. The reporting entity relied upon for the determination of the trading price or trading volume of the Common Stock on any given Trading Day for the purposes of this Agreement shall be Bloomberg, L.P. or any successor thereto. The written mutual consent of the Investor and the Company shall be required to employ any other reporting entity.

         Section 12.4 Fees and Expenses. As set forth in the Placement Agent Agreement entered into by the Company in connection herewith, the Company has agreed to pay the following fees:

                  (a) Legal Fees. Each of the parties shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby, except that the Company will pay the sum of Twenty Five Thousand ($20,000) Dollars, to Butler Gonzalez LLP for legal fees. Subsequently on each Advance Date, the Company will pay Butler Gonzalez LLP the sum of Two Hundred and Fifty ($250) Dollars for escrow fees.

                  (b) Placement Agent Fees. On the initial Advance Date and all subsequent Advance Dates the Company shall pay the May Davis Group, Inc., as cash compensation, an amount equal to Five percent (5%) of the gross proceeds of the Advance. Furthermore upon Closing the Company shall issue to the May Davis Group stock compensation of restricted shares of Common Stock in an amount equal to three percent (3%) of the entire dollar amount of the Credit Line.


         Section 12.5 Brokerage. Each of the parties hereto represents that it has had no dealings in connection with this transaction with any finder or broker who will demand payment of any fee or commission from the other party, other than the Placement Agent. The Company on the one hand, and the Investor, on the other hand, agree to indemnify the other against and hold the other harmless from any and all liabilities to any person claiming brokerage commissions or finder's fees on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby.

         Section 12.6 Confidentiality. If for any reason the transactions contemplated by this Agreement are not consummated, each of the parties hereto shall keep confidential any information obtained from any other party (except information publicly available or in such party's domain prior to the date hereof, and except as required by court order) and shall promptly return to the other parties all schedules, documents, instruments, work papers or other written information without retaining copies thereof, previously furnished by it as a result of this Agreement or in connection herein.



                            [Signature Page Follows]

         IN WITNESS WHEREOF, the parties hereto have caused this Line of Credit Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.


                            COMPANY:
                            INTERNET BUSINESS'S INTERNATIONAL, INC.


                            By:
                               -------------------------------------
                            Name:
                            Title:



                             By:
                               -------------------------------------
                             Name:
                             Title:

                                    EXHIBIT A

                              SCHEDULE OF INVESTORS

                                    EXHIBIT B

                      ADVANCE NOTICE/COMPLIANCE CERTIFICATE

                     INTERNET BUSINESS'S INTERNATIONAL, INC.


                  The undersigned, ________________________________ hereby
certifies, with respect to the sale of shares of Common Stock of International Business's International, Inc., ( the "Company") issuable in connection with this Advance Notice and Compliance Certificate dated ___________________ (the "Notice"), delivered pursuant to the Line Of Credit Agreement (the "Agreement"), as follows:

                  1. The undersigned is the duly elected Chief Executive Officer of the Company.

                  2. The representations and warranties of the Company set forth in the Agreement dated as of ___________________ are true and correct in all material respects as though made on and as of the date hereof.

                  3. The Company has performed in all material respects all covenants and agreements to be performed by the Company on or prior to the Advance Date related to the Notice and has complied in all material respects with all obligations and conditions contained in the Agreement.

                  4.    The Advance requested is _____________________.

                  The undersigned has executed this Certificate this ____ day of _________________.



                             INTERNET BUSINESS'S INTERNATIONAL, INC.


                              By:
                                  ----------------------------
                                  Name:
                                  Title:

                                 SCHEDULE 2.7(a)


                     INTERNET BUSINESS'S INTERNATIONAL, INC


         The undersigned hereby agrees that for a period commencing on the date hereof and expiring on the termination of the Agreement dated ________________ between Internet Business's International, Inc., (the "Company") and _______________________ (the "Investor") (the "Lock-up Period"), he, she or it will not, directly or indirectly, without the prior written consent of the Investor, issue, offer, agree or offer to sell, sell, grant an option for the purchase or sale of, transfer, pledge, assign, hypothecate, distribute or otherwise encumber or dispose of except pursuant to o Rule 144 of the General Rules and Regulations under the Securities Act of 1933, any securities of the Company, including common stock or options, rights, warrants or other securities underlying, convertible into, exchangeable or exercisable for or evidencing any right to purchase or subscribe for any common stock (whether or not beneficially owned by the undersigned), or any beneficial interest therein (collectively, the "Securities").

         In order to enable the aforesaid covenants to be enforced, the undersigned hereby consents to the placing of legends and/or stop-transfer orders with the transfer agent of the Company's securities with respect to any of the Securities registered in the name of the undersigned or beneficially owned by the undersigned, and the undersigned hereby confirms the undersigned's investment in the Company.

Dated: _______________, 2001

                                       Signature


                                       ------------------------------


                                       Address:
                                       City, State, Zip Code:


                                       ------------------------------
                                       Print Social Security Number
                                       or Taxpayer I.D. Number